                                       Free Writing Prospectus
                                       Filed Pursuant to Rule 433
                                       Registration Statement No.: 333-131262

INFORMATION IN THESE MATERIALS MAY BE AMENDED OR COMPLETED PRIOR TO SALE, DATED
                                  JUNE 9, 2006.

                      STRUCTURAL AND COLLATERAL INFORMATION

                                 $1,619,027,000
                                  (APPROXIMATE)

                  WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.
                                    DEPOSITOR

                     WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
          CLASSES A-1, A-2, A-PB, A-3, A-1A, X-P, A-M, A-J, B, C AND D

--------------------------------------------------------------------------------
                                 SERIES 2006-C26
--------------------------------------------------------------------------------

                                  JUNE 9, 2006

                       Mortgage Loan Sellers and Sponsors
                       WACHOVIA BANK, NATIONAL ASSOCIATION
                      ARTESIA MORTGAGE CAPITAL CORPORATION

                                 Master Servicer
                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                Special Servicer
                               LNR PARTNERS, INC.

                           [WACHOVIA SECURITIES LOGO]

CITIGROUP          GOLDMAN, SACHS & CO.       JPMORGAN           LEHMAN BROTHERS

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               TABLE OF CONTENTS

Transaction Structure
   Transaction Terms .....................................................     3
   Structure Overview ....................................................     9
Mortgage Pool Characteristics as of the Cut-Off Date

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

TRANSACTION STRUCTURE
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

     NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
     MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT, DATED JUNE 9, 2006.

ISSUE TYPE                Sequential pay REMIC. Class A-1, Class A-2, Class
                          A-PB, Class A-3, Class A-1A, Class X-P, Class A-M,
                          Class A-J, Class B, Class C and Class D Certificates
                          (the "Offered Certificates") are offered publicly. All
                          other Certificates will be privately placed to
                          qualified institutional buyers or to institutional
                          accredited investors.

CUT-OFF DATE              All Mortgage Loan characteristics are based on
                          balances as of the Cut-Off Date, which is June 11,
                          2006, with respect to all of the Mortgage Loans. All
                          percentages presented herein are approximate.

MORTGAGE POOL             The Mortgage Pool consists of 117 Mortgage Loans (the
                          "Mortgage Loans") with an aggregate principal balance
                          as of the Cut-Off Date of $1,755,043,767 (the "Cut-Off
                          Date Pool Balance"), subject to a variance of plus or
                          minus 5%. The Mortgage Loans are secured by 127
                          properties (the "Mortgaged Properties") located
                          throughout 33 states and the District of Columbia. The
                          Mortgage Pool will be deemed to consist of 2 loan
                          groups ("Loan Group 1" and "Loan Group 2" and,
                          together, the "Loan Groups"). Loan Group 1 will
                          consist of (i) all of the Mortgage Loans that are not
                          secured by Mortgaged Properties that are multifamily
                          properties and (ii) 1 Mortgage Loan that is secured by
                          a multifamily property. Loan Group 1 is expected to
                          consist of 94 Mortgage Loans, with an aggregate
                          principal balance as of the Cut-Off Date of
                          $1,525,088,907 (the "Cut-Off Date Group 1 Balance").
                          Loan Group 2 will consist of 23 Mortgage Loans that
                          are secured by multifamily properties, with an
                          aggregate principal balance as of the Cut-Off Date of
                          $229,954,860 (the "Cut-Off Date Group 2 Balance" and,
                          together with the Cut-Off Date Group 1 Balance, the
                          "Cut-Off Date Pool Balance").

DEPOSITOR                 Wachovia Commercial Mortgage Securities, Inc.

UNDERWRITERS              Wachovia Capital Markets, LLC, Citigroup Global
                          Markets Inc., Goldman, Sachs & Co., J.P. Morgan
                          Securities Inc. and Lehman Brothers Inc. It is
                          intended that Wachovia Securities International
                          Limited will act as a member of the selling group on
                          behalf of Wachovia Capital Markets, LLC and may sell
                          Offered Certificates on behalf of Wachovia Capital
                          Markets, LLC in certain jurisdictions.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                        3

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLERS     Wachovia Bank, National Association ("Wachovia") and
   AND SPONSORS           Artesia Mortgage Capital Corporation ("Artesia").

                                                                NUMBER OF     AGGREGATE    PERCENTAGE OF
                                                                 MORTGAGE   CUT-OFF DATE    CUT-OFF DATE
                          MORTGAGE LOAN SELLER                    LOANS        BALANCE      POOL BALANCE
                          --------------------                  ---------  --------------  -------------

                          Wachovia Bank, National Association       87     $1,570,426,270       89.5%
                          Artesia Mortgage Capital Corporation      30        184,617,498       10.5
                                                                   ---     --------------      -----
                                                                   117     $1,755,043,767      100.0%
                                                                   ===     ==============      =====

TRUSTEE                   Wells Fargo Bank, N.A.

MASTER SERVICER           Wachovia Bank, National Association

SPECIAL SERVICER          LNR Partners, Inc.

RATING AGENCIES           Standard & Poor's Ratings Services, a division of The
                          McGraw-Hill Companies, Inc. ("S&P") and Moody's
                          Investors Service, Inc. ("Moody's")

DENOMINATIONS             $10,000 minimum for Offered Certificates other than
                          the Class X-P Certificates. $1,000,000 minimum for the
                          Class X-P Certificates.

CLOSING DATE              On or about June 29, 2006.

SETTLEMENT TERMS          Book-entry through DTC for all Offered Certificates.

DISTRIBUTION DATE         The fourth business day following the related
                          Determination Date, commencing in July 2006.

DETERMINATION DATE        The 11th day of each month, or if such 11th day is not
                          a business day, the next succeeding business day,
                          commencing, with respect to the Offered Certificates,
                          in July 2006.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                        4

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

INTEREST DISTRIBUTIONS    Each Class of Offered Certificates will be entitled on
                          each Distribution Date to interest accrued at its
                          Pass-Through Rate for such Distribution Date on the
                          outstanding Certificate Balance or Notional Amount of
                          such Class. Interest will be distributed on each
                          Distribution Date in sequential order of Class
                          designations with the Class A-1, Class A-2, Class
                          A-PB, Class A-3, Class A-1A, Class X-C and Class X-P
                          Certificates ranking pari passu in entitlement to
                          interest. The Offered Certificates will accrue
                          interest on the basis of a 360-day year consisting of
                          twelve 30-day months.

                          The interest accrual period, with respect to any
                          Distribution Date and any Class of Offered
                          Certificates, is the calendar month preceding the
                          month in which the Distribution Date occurs.

PRINCIPAL DISTRIBUTIONS   Principal will be distributed on each Distribution
                          Date in accordance with the priorities set forth in
                          "DESCRIPTION OF THE CERTIFICATES--Distributions" in
                          the free writing prospectus, dated June 9, 2006 (the
                          "Prospectus Supplement"). Generally, the Class A-1,
                          Class A-2, Class A-PB and Class A-3 Certificates will
                          only be entitled to receive distributions of principal
                          collected or advanced in respect of Mortgage Loans in
                          Loan Group 1 until the Certificate Balance of the
                          Class A-1A Certificates has been reduced to zero, and
                          the Class A-1A Certificates will only be entitled to
                          receive distributions of principal collected or
                          advanced in respect of Mortgage Loans in Loan Group 2
                          until the Certificate Balance of the Class A-3
                          Certificates has been reduced to zero or the Class
                          A-PB Certificates, if still outstanding, after the
                          Class A-3 Certificate Balance has been reduced to
                          zero. If, due to losses, the Certificate Balances of
                          the Class A-M through Class P Certificates are reduced
                          to zero, but any two or more of the Class A-1, Class
                          A-2, Class A-PB, Class A-3 and Class A-1A Certificates
                          remain outstanding, payments of principal (other than
                          distributions of principal otherwise allocable to
                          reduce the Certificate Balance of the Class A-PB
                          Certificates to their planned principal amount) to the
                          Class A-1, Class A-2, Class A-PB, Class A-3 and Class
                          A-1A Certificates will be made on a pro rata basis.
                          The Class X-C and Class X-P Certificates will not be
                          entitled to distributions of principal.

LOSSES                    Realized Losses and Additional Trust Fund Expenses, if
                          any, will be allocated to the Class P, Class O, Class
                          N, Class M, Class L, Class K, Class J, Class H, Class
                          G, Class F, Class E, Class D, Class C, Class B, Class
                          A-J and Class A-M Certificates, in that order, and
                          then, pro rata, to the Class A-1, Class A-2, Class
                          A-PB, Class A-3 and Class A-1A Certificates.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES
          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                        5

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

PREPAYMENT PREMIUMS AND   Any Prepayment Premiums or Yield Maintenance Charges
   YIELD MAINTENANCE      actually collected on a Mortgage Loan during the
   CHARGES                related collection period in which the prepayment
                          occurred will be distributed to Certificateholders on
                          the related Distribution Date following the collection
                          period in which the prepayment occurred. Generally,
                          the Class A-1, Class A-2, Class A-PB and Class A-3
                          Certificates will only be entitled to receive
                          distributions of Prepayment Premiums or Yield
                          Maintenance Charges in respect of Mortgage Loans in
                          Loan Group 1 until the Certificate Balance of the
                          Class A-1A Certificates has been reduced to zero, and
                          the Class A-1A Certificates will only be entitled to
                          receive distributions of Prepayment Premiums or Yield
                          Maintenance Charges in respect of Mortgage Loans in
                          Loan Group 2 until the Certificate Balance of the
                          Class A-3 Certificates have been reduced to zero, or
                          the Class A-PB Certificates, if still outstanding,
                          after the Class A-3 Certificate Balance has been
                          reduced to zero. On each Distribution Date, the
                          holders of each Class of Offered Certificates and the
                          Class E, Class F, Class G and Class H Certificates
                          then entitled to principal distributions will be
                          entitled to a portion of Prepayment Premiums or Yield
                          Maintenance Charges equal to the product of (a) the
                          amount of such Prepayment Premiums or Yield
                          Maintenance Charges, multiplied by (b) a fraction, the
                          numerator of which is equal to the excess, if any, of
                          the Pass-Through Rate of such Class of Certificates
                          over the relevant Discount Rate, and the denominator
                          of which is equal to the excess, if any, of the
                          Mortgage Rate of the prepaid Mortgage Loan over the
                          relevant Discount Rate, multiplied by (c) a fraction,
                          the numerator of which is equal to the amount of
                          principal distributable on such Class of Certificates
                          on such Distribution Date, and the denominator of
                          which is the Principal Distribution Amount for such
                          Distribution Date.

                          The portion, if any, of the Prepayment Premiums or
                          Yield Maintenance Charges remaining after any payments
                          described above will be distributed as follows: (a) on
                          or before the Distribution Date in June 2013, 19% to
                          the holders of the Class X-P Certificates and 81% to
                          the Class X-C Certificates and (b) thereafter, 100% to
                          the holders of the Class X-C Certificates.

ADVANCES                  The Master Servicer, and if the Master Servicer fails
                          to do so, the Trustee, will be obligated to make P&I
                          Advances and Servicing Advances, including delinquent
                          property taxes and insurance, on the Mortgage Loans,
                          but only to the extent that such Advances are not
                          deemed non-recoverable and, in the case of P&I
                          Advances, subject to any Appraisal Reductions that may
                          occur.

APPRAISAL REDUCTIONS      An appraisal reduction generally will be created in
                          the amount, if any, by which the principal balance of
                          a Required Appraisal Loan (plus other amounts overdue
                          or advanced in connection with such loan) exceeds 90%
                          of the appraised value of the related Mortgaged
                          Property plus all escrows and reserves (including
                          letters of credit) held with respect to the Mortgage
                          Loan. As a result of calculating an Appraisal
                          Reduction Amount for a given Mortgage Loan, the P&I
                          Advance for such Mortgage Loan will be reduced, which
                          will have the effect of reducing the amount of
                          interest available for distribution to the Subordinate
                          Certificates in reverse order of priority of the
                          Classes. An Appraisal Reduction will be reduced to
                          zero as of the date the related Mortgage Loan has been
                          brought current for at least three consecutive months,
                          paid in full, liquidated, repurchased or otherwise
                          disposed.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                        6

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

OPTIONAL TERMINATION      The Master Servicer, the Special Servicer and certain
                          Certificateholders will have the option to terminate
                          the Trust Fund in whole, but not in part, and purchase
                          the remaining assets of the Trust Fund on or after the
                          Distribution Date on which the Stated Principal
                          Balance of the Mortgage Loans then outstanding is less
                          than 1% of the Cut-Off Date Pool Balance. Such
                          purchase price will generally be at a price equal to
                          the unpaid aggregate principal balance of the Mortgage
                          Loans (or fair market value in the case of REO
                          Properties), plus accrued and unpaid interest and
                          certain other additional trust fund expenses.

                          The Trust Fund may also be terminated under certain
                          circumstances when the Offered Certificates have been
                          paid in full and the remaining outstanding
                          Certificates (other than the Class WM, the Class Z
                          Certificates, Class R-I Certificates and Class R-II
                          Certificates) are held by a single Certificateholder.

CONTROLLING CLASS         The Class of Sequential Pay Certificates (a) which
                          bears the latest alphabetical Class designation and
                          (b) the Certificate Balance of which is greater than
                          25% of its original Certificate Balance; provided,
                          however, that if no Class of Sequential Pay
                          Certificates satisfies clause (b) above, the
                          Controlling Class shall be the outstanding Class of
                          Sequential Pay Certificates bearing the latest
                          alphabetical Class designation.

CONTROLLING CLASS         The representative appointed by the holder of the
   REPRESENTATIVE         majority of the Class Principal Balance of the
                          Controlling Class (except with respect to The
                          Woodlands Mall Loan, for which the Controlling Class
                          Representative is appointed first by the holder of the
                          majority of the Class WM Certificates). In addition,
                          the holders of the Companion Loans may have the
                          ability to exercise some or all of the rights of the
                          Controlling Class and the Controlling Class
                          Representative. See "SERVICING OF THE MORTGAGE
                          LOANS--The Controlling Class Representative" in the
                          Prospectus Supplement for more information.

ERISA                     The Offered Certificates are expected to be ERISA
                          eligible.

SMMEA                     The Offered Certificates are not expected to be
                          "mortgage-related securities" for the purposes of
                          SMMEA.

TAX                       The Offered Certificates will be treated as regular
                          interests in a REMIC.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                        7

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

                        WACHOVIA CAPITAL MARKETS, LLC

                        Charles Culbreth
                        (704) 383-7716 (Phone)
                        (704) 715-0066 (Fax)

                        Scott Fuller
                        (704) 715-8440 (Phone)
                        (704) 715-1214 (Fax)

                        Bill White
                        (704) 715-8440 (Phone)
                        (704) 715-1214 (Fax)

                        Chris Campbell
                        (704) 715-8440 (Phone)
                        (704) 715-1214 (Fax)

     CITIGROUP GLOBAL MARKETS INC.             GOLDMAN, SACHS & CO.

     Paul Vanderslice                          Scott Wisenbaker
     (212) 723-6156 (Phone)                    (212) 902-2858 (Phone)
     (212) 723-8599 (Fax)                      (212) 902-1691 (Fax)

     Angela Vleck                              Mitch Resnick
     (212) 816-8087 (Phone)                    +44-20-7774-3068 (Phone)
     (212) 816-8307 (Fax)                      +44-20-7552-0990 (Fax)

     John Caputo                               Omar Chaudhary
     (212) 723-6156 (Phone)                    +81-3-6437-7198 (Phone)
     (212) 723-8599 (Fax)                      +81-3-6437-1200 (Fax)

     J.P. MORGAN SECURITIES INC.               LEHMAN BROTHERS INC.

     Glen Riis                                 Kee Chan
     (212) 834-3813 (Phone)                    (212) 526-0001 (Phone)
     (212) 834-6598 (Fax)                      (212) 520-0839 (Fax)

     Dennis Schuh
     (212) 834-9378 (Phone)
     (212) 834-6593 (Fax)

     Andrew Taylor
     (212) 834-3813 (Phone)
     (212) 834-4598 (Fax)

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                        8

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

           EXPECTED                           APPROX.                                                 ASSUMED
           RATINGS                             % OF       APPROX.     WEIGHTED                         FINAL
        -------------     CERTIFICATE      CUT-OFF DATE    CREDIT      AVERAGE       PRINCIPAL     DISTRIBUTION
CLASS   S&P   MOODY'S     BALANCE(1)       POOL BALANCE   SUPPORT   LIFE(YRS)(2)     WINDOW(2)        DATE(2)     RATE TYPE
----------------------------------------------------------------------------------------------------------------------------

 A-1    AAA     Aaa     $   35,786,000         2.039%     30.000%       2.78       07/06 - 03/11     03/15/11      Fixed
 A-2    AAA     Aaa     $  214,858,000        12.242%     30.000%       4.94       03/11 - 06/11     06/15/11      Fixed
 A-PB   AAA     Aaa     $   85,647,000         4.880%     30.000%       7.66       06/11 - 04/16     04/15/16      Fixed
 A-3    AAA     Aaa     $  662,284,000        37.736%     30.000%       9.87       04/16 - 06/16     06/15/16      Fixed (3)
 A-1A   AAA     Aaa     $  229,955,000        13.103%     30.000%       8.96       07/06 - 06/16     06/15/16      Fixed (3)
 X-P    AAA     Aaa     $1,698,267,000(7)       N/A         N/A          N/A            N/A          06/15/13     WAC-IO (7)
 A-M    AAA     Aaa     $  175,505,000        10.000%     20.000%       9.96       06/16 - 06/16     06/15/16      Fixed (3)
 A-J    AAA     Aaa     $  138,209,000         7.875%     12.125%       9.96       06/16 - 06/16     06/15/16      Fixed (3)
 B       AA     Aa2     $   30,713,000         1.750%     10.375%       9.96       06/16 - 06/16     06/15/16      Fixed (3)
 C      AA-     Aa3     $   17,551,000         1.000%      9.375%       9.96       06/16 - 06/16     06/15/16      Fixed (3)
 D       A       A2     $   28,519,000         1.625%      7.750%       9.96       06/16 - 06/16     06/15/16        WAC (4)

NON-OFFERED CERTIFICATES

            EXPECTED                            APPROX.                                             ASSUMED
             RATINGS                             % OF       APPROX.     WEIGHTED                     FINAL
         --------------     CERTIFICATE      CUT-OFF DATE    CREDIT      AVERAGE     PRINCIPAL   DISTRIBUTION
CLASS     S&P   MOODY'S     BALANCE(1)       POOL BALANCE   SUPPORT   LIFE(YRS)(2)   WINDOW(2)      DATE(2)      RATE TYPE
--------------------------------------------------------------------------------------------------------------------------

E (6)     A-       A3     $   19,745,000        1.125%       6.625%        (6)          (6)           (6)          WAC (5)
F (6)    BBB+     Baa1    $   19,744,000        1.125%       5.500%        (6)          (6)           (6)          WAC (5)
G (6)     BBB     Baa2    $   21,938,000        1.250%       4.250%        (6)          (6)           (6)          WAC (5)
H (6)    BBB-     Baa3    $   19,744,000        1.125%       3.125%        (6)          (6)           (6)          WAC (5)
J (6)     BB+     Ba1     $    4,388,000        0.250%       2.875%        (6)          (6)           (6)        Fixed (3)
K (6)     BB      Ba2     $    6,581,000        0.375%       2.500%        (6)          (6)           (6)        Fixed (3)
L (6)     BB-     Ba3     $    4,388,000        0.250%       2.250%        (6)          (6)           (6)        Fixed (3)
M (6)     B+       B1     $    4,387,000        0.250%       2.000%        (6)          (6)           (6)        Fixed (3)
N (6)      B       B2     $    6,582,000        0.375%       1.625%        (6)          (6)           (6)        Fixed (3)
O (6)     B-       B3     $    4,387,000        0.250%       1.375%        (6)          (6)           (6)        Fixed (3)
P (6)     NR       NR     $   24,132,767        1.375%       0.000%        (6)          (6)           (6)        Fixed (3)
X-C (6)   AAA     Aaa     $1,755,043,767(7)       N/A         N/A          N/A          N/A           (6)       WAC-IO (7)
WM (6)   BBB-     Baa3    $   10,000,000          N/A         N/A          N/A          N/A           (6)        Fixed (8)

(1)  Subject to a permitted variance of plus or minus 5.0%.

(2)  As of the Cut-Off Date, the Weighted Average Life, Principal Window and
     Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates
     (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS--Yield
     Considerations" in the Prospectus Supplement.

(3)  The pass-through rate applicable to each of the Class A-3, Class A-1A,
     Class A-M, Class A-J, Class B, Class C, Class J, Class K, Class L, Class M,
     Class N, Class O and Class P Certificates for any distribution date will be subject to a maximum rate of the applicable weighted average net mortgage rate (calculated as described in the Prospectus Supplement) for such date.

(4)  The pass-through rate applicable to each of the Class D Certificates for any distribution date will be equal to the weighted average net mortgage rate (calculated as described in the Prospectus Supplement) minus __ % for such date.

(5)  The pass-through rate applicable to each of the Class E, Class F, Class G and Class H Certificates for any distribution date will be equal to the applicable weighted average net mortgage rate (calculated as described in the Prospectus Supplement) for such date.

(6)  Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the
     Offered Certificates.

(7)  The Class X-C and Class X-P Certificates will not have certificate balances and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class X-C and Class
     X-P Certificates as described in the Prospectus Supplement. The interest rate applicable to each of the Class X-C and Class X-P Certificates for each distribution date will be as described in the Prospectus Supplement.

(8)  Because The Woodlands Mall Loan accrues interest on an "actual/360" basis but the Class WM Certificates accrue interest on a "30/360" basis, the pass-through rate in certain months on such class may be higher or lower than indicated.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                        9

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------

                          SHORT-TERM COLLATERAL SUMMARY

                                                                                                                 WEIGHTED
                                                                                           WEIGHTED   WEIGHTED    AVERAGE
 MORTGAGE                                                                                  AVERAGE    AVERAGE     CUT-OFF  WEIGHTED
   LOAN                                           CUT-OFF DATE     BALLOON     PROPERTY   REMAINING  REMAINING   DATE LTV   AVERAGE
  NUMBER                 PROPERTY NAME               BALANCE       BALANCE*      TYPE        TERM     IO TERM     RATIO      DSCR
-----------------------------------------------------------------------------------------------------------------------------------

 CLASS A-1
            CLASS A-1 TOTAL BALLOON PAYMENT                     $
            CLASS A-1 AMORTIZATION                                35,786,000
                                                                ------------
            TOTAL CLASS A-1 CERTIFICATE BALANCE                 $ 35,786,000
                                                                ============
 CLASS A-2
    101     Drexel Heritage Furniture             $  2,763,000  $  2,763,000  Industrial      57         57       63.9%      1.82x
    108     Office Depot - Greenville, MS         $  2,192,000     2,192,000    Retail        57         57       59.2%      1.92x
     19     The Cameron Brown Office Building     $ 21,000,000    20,355,788    Office        59         23       79.8%      1.22x
      1     The Woodlands Mall                    $175,000,000   175,000,000    Retail        60         60       50.0%      1.96x
     61     Gander Mountain Retail Store          $  7,800,000     7,800,000    Retail        60         60       60.5%      1.87x
    104     Shops at Pleasant Hill                $  2,500,000     2,424,723    Retail        60         24       75.8%      1.20x
                                                                ------------
                                                                                              60         56       53.9%      1.87X
            CLASS A-2 TOTAL BALLOON PAYMENT                     $210,535,510
            CLASS A-2 AMORTIZATION                                 4,322,490
                                                                ------------
            TOTAL CLASS A-2 CERTIFICATE BALANCE                 $214,858,000
                                                                ============
CLASS A-PB
    110     Office Depot - Dayton, OH             $  2,130,000  $  2,130,000    Retail       116        116       68.7%      1.91x
     95     Walgreens - Asheboro, NC              $  3,350,000     3,350,000    Retail       117        117       64.7%      1.90x
                                                                ------------
                                                                                             117        117       66.2%      1.90X
            CLASS A-PB TOTAL BALLOON PAYMENT                    $  5,480,000
            CLASS A-PB AMORTIZATION                               80,167,000
                                                                ------------
            TOTAL CLASS A-PB CERTIFICATE BALANCE                $ 85,647,000
                                                                ============

*    As of the Cut-Off Date, the balloon balances, total balloon payments and remaining class amortization were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates and the other assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS-Yield
     Considerations" in the Prospectus Supplement. Totals may not sum due to
     rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       10

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                                                                                      ALL
GENERAL CHARACTERISTICS                                                         MORTGAGE LOANS    LOAN GROUP 1    LOAN GROUP 2
------------------------------------------------------------------------------------------------------------------------------

Number of Mortgage Loans ....................................................              117               94             23
Number of Crossed Loan Pools ................................................                3                3              0
Number of Mortgaged Properties ..............................................              127              103             24
Aggregate Balance of all Mortgage Loans .....................................   $1,755,043,767   $1,525,088,907   $229,954,860

Number of Mortgage Loans with Balloon Payments(1) ...........................               91               72             19
Aggregate Balance of Mortgage Loans with Balloon Payments(1) ................   $1,226,970,199   $1,053,160,339   $173,809,860

Number of Mortgage Loans with Anticipated Repayment Date(2) .................                3                3              0
Aggregate Balance of Mortgage Loans with Anticipated Repayment Date(2) ......   $   63,243,068   $   63,243,068   $          0

Number of Fully Amortizing Mortgage Loans ...................................                1                0              1
Aggregate Balance of Fully Amortizing Mortgage Loans ........................   $    4,000,000   $            0   $  4,000,000

Number of Non-amortizing Mortgage Loans(3) ..................................               22               19              3
Aggregate Balance of Non-amortizing Mortgage Loans(3) .......................   $  460,830,500   $  408,685,500   $ 52,145,000

Average Balance of Mortgage Loans ...........................................   $   15,000,374   $   16,224,350   $  9,998,037
Minimum Balance of Mortgage Loans ...........................................   $      998,653   $      998,653   $  1,648,876
Maximum Balance of Mortgage Loans ...........................................   $  175,000,000   $  175,000,000   $ 25,000,000

Maximum Balance for a group of cross-collateralized and cross-defaulted
   Mortgage Loans ...........................................................   $   16,700,000   $   16,700,000   $          0

Weighted Average LTV ratio(4) ...............................................             70.1%            69.6%          73.7%
Minimum LTV ratio ...........................................................             19.4%            19.4%          64.5%
Maximum LTV ratio ...........................................................             92.6%            92.6%          80.0%

Weighted Average LTV ratio at Maturity or Anticipated Repayment Date(4) .....             64.3%            63.9%          67.4%

Weighted Average DSCR(5) ....................................................             1.39x            1.41x          1.28x
Minimum DSCR ................................................................             1.05x            1.05x          1.20x
Maximum DSCR ................................................................             3.15x            3.15x          1.57x

Weighted Average Mortgage Loan interest rate ................................            6.060%           6.095%         5.827%
Minimum Mortgage Loan interest rate .........................................            5.180%           5.180%         5.300%
Maximum Mortgage Loan interest rate .........................................            6.910%           6.910%         6.710%

Weighted Average Remaining Term to Maturity or Anticipated Repayment Date
   (months) .................................................................              111              111            113
Minimum Remaining Term to Maturity or Anticipated Repayment Date (months) ...               57               57             60
Maximum Remaining Term to Maturity or Anticipated Repayment Date (months) ...              240              131            240
Weighted Average Occupancy Rate(6) ..........................................             94.8%            94.9%          94.4%

(1)  Does not include Mortgage Loans with anticipated repayment dates or
     Mortgage Loans that are interest-only for their entire term.

(2)  Does not include Mortgage Loans that are interest-only for their entire term.

(3)  Includes Mortgage Loans with anticipated repayment dates that are interest-only for the entire period until the anticipated repayment date.

(4)  For purposes of determining the LTV ratios for 9 Mortgage Loans (loan numbers 3, 4, 10, 11, 13, 15, 19, 28 and 69), representing approximately
     17.4% of the Cut-Off Date Pool Balance (7 Mortgage Loans in Loan Group 1 or
     18.0% of the Cut-Off Date Group 1 Balance and 2 Mortgage Loans in Loan
     Group 2 or 13.7% of the Cut-Off Date Group 2 Balance), such ratios were calculated using "as stabilized" appraised values as opposed to "as is"
     appraised values.

(5)  For purposes of determining the DSC ratios for 8 Mortgage Loans (loan numbers 16, 24, 31, 42, 63, 78, 81 and 82), representing 5.3% of the
     Cut-Off Date Pool Balance (6 Mortgage Loans in Loan Group 1 or 5.0% of the
     Cut-Off Date Group 1 Balance and 2 Mortgage Loans in Loan Group 2 or 7.1%
     of the Cut-Off Date Group 2 Balance), such ratios were adjusted by taking into account amounts available under certain letters of credit and/or in cash reserves.

(6)  Does not include 11 hospitality properties, representing, by allocated loan amount, 8.5% of the Cut-Off Date Pool Balance (9.8% of the Cut-Off Date
     Group 1 Balance). In certain cases, occupancy includes space for which leases have been executed, but the tenant has not taken occupancy.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       11

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                               [PIE CHART OMITTED]

Self Storage        0.9%
Special Purpose     0.8%
Mobile Home Park    0.2%
Retail             39.2%
Office             25.3%
Multifamily        14.3%
Hospitality         8.5%
Industrial          5.5%
Land                2.9%
Mixed Use           2.5%

PROPERTY TYPES

                                                                          % OF           % OF
                        NUMBER OF      AGGREGATE          % OF       CUT-OFF DATE   CUT-OFF DATE
                        MORTGAGED     CUT-OFF DATE    CUT-OFF DATE      GROUP 1        GROUP 2
    PROPERTY TYPE      PROPERTIES      BALANCE(1)     POOL BALANCE      BALANCE        BALANCE
------------------------------------------------------------------------------------------------

Retail                      43      $  687,196,632        39.2%          45.1%           0.0%
   Retail - Anchored        14         424,642,313        24.2           27.8            0.0
   Retail - Outlet           3         150,000,000         8.5            9.8            0.0
   Retail - Single
      Tenant                17          71,525,956         4.1            4.7            0.0
   Retail -
      Unanchored             6          28,120,000         1.6            1.8            0.0
   Retail - Shadow
      Anchored(4)            3          12,908,363         0.7            0.8            0.0
Office                      24         443,607,771        25.3           29.1            0.0
Multifamily                 25         251,054,860        14.3            1.4          100.0
Hospitality                 11         148,886,849         8.5            9.8            0.0
Industrial                  11          96,577,639         5.5            6.3            0.0
Land                         2          50,843,000         2.9            3.3            0.0
Mixed Use                    4          43,577,650         2.5            2.9            0.0
Self Storage                 4          15,614,367         0.9            1.0            0.0
Special Purpose              2          13,925,000         0.8            0.9            0.0
Mobile Home Park             1           3,760,000         0.2            0.2            0.0
------------------------------------------------------------------------------------------------
                           127      $1,755,043,767       100.0%         100.0%         100.0%
================================================================================================

                                                   WEIGHTED                    WEIGHTED
                        WEIGHTED                    AVERAGE        MIN/MAX      AVERAGE
                         AVERAGE     MIN/MAX     CUT-OFF DATE   CUT-OFF DATE   MORTGAGE
     PROPERTY TYPE       DSCR(2)       DSCR      LTV RATIO(3)     LTV RATIO      RATE
---------------------------------------------------------------------------------------

Retail                    1.46x    1.20x/1.96x       67.6%       50.0%/79.6%    5.999%
   Retail - Anchored      1.55x    1.20x/1.96x       63.5%       50.0%/79.6%    6.009%
   Retail - Outlet        1.20x    1.20x/1.20x       77.3%       77.3%/77.3%    5.795%
   Retail - Single
      Tenant              1.56x    1.20x/1.92x       68.2%       57.3%/77.5%    6.217%
   Retail -
      Unanchored          1.23x    1.20x/1.36x       72.2%       63.4%/78.2%    6.293%
   Retail - Shadow
      Anchored(4)         1.24x    1.20x/1.25x       76.3%       74.9%/78.3%    6.206%
Office                    1.32x    1.20x/3.15x       72.3%       19.4%/80.0%    6.117%
Multifamily               1.27x    1.20x/1.57x       72.4%       57.2%/80.0%    5.811%
Hospitality               1.56x    1.35x/1.62x       69.3%       50.8%/75.0%    6.469%
Industrial                1.28x    1.22x/1.82x       67.0%       60.4%/75.4%    6.207%
Land                      1.07x    1.05x/1.19x       90.8%       77.2%/92.6%    6.043%
Mixed Use                 1.68x    1.24x/2.74x       59.9%       32.1%/75.9%    5.947%
Self Storage              1.36x    1.25x/1.66x       75.6%       67.1%/80.0%    6.251%
Special Purpose           1.50x    1.30x/1.62x       64.5%       59.2%/73.3%    6.381%
Mobile Home Park          1.23x    1.23x/1.23x       80.0%       80.0%/80.0%    6.530%
--------------------------------------------------------------------------------------
                          1.39X    1.05X/3.15X       70.1%       19.4%/92.6%    6.060%
======================================================================================

(1)  Because this table presents information relating to the Mortgaged
     Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
     (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount (or specific release prices) as described in the related Mortgage
     Loan documents).

(2)  For purposes of determining the DSC ratios for 8 Mortgage Loans (loan numbers 16, 24, 31, 42, 63, 78, 81 and 82), representing 5.3% of the
     Cut-Off Date Pool Balance (6 Mortgage Loans in Loan Group 1 or 5.0% of the
     Cut-Off Date Group 1 Balance and 2 Mortgage Loans in Loan Group 2 or 7.1%
     of the Cut-Off Date Group 2 Balance), such ratios were adjusted by taking into account amounts available under certain letters of credit and/or in cash reserves.

(3)  For purposes of determining the LTV ratios for 9 Mortgage Loans (loan numbers 3, 4, 10, 11, 13, 15, 19, 28 and 69), representing approximately
     17.4% of the Cut-Off Date Pool Balance (7 Mortgage Loans in Loan Group 1 or
     18.0% of the Cut-Off Date Group 1 Balance and 2 Mortgage Loans in Loan
     Group 2 or 13.7% of the Cut-Off Date Group 2 Balance), such ratios were calculated using "as stabilized" appraised values as opposed to "as is"
     appraised values.

(4)   A Mortgaged Property is classified as shadow anchored if it is located in close proximity to an anchored retail property.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       12

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

NJ              5.7%
OH              6.8%
VA              5.2%
NC              5.5%
AL              6.0%
FL             10.3%
TX             14.4%
CA              5.2%
Southern CA     2.4%
Northern CA     2.9%

PROPERTY LOCATION

                                                                  % OF           % OF                    WEIGHTED     WEIGHTED
                  NUMBER OF      AGGREGATE         % OF       CUT-OFF DATE   CUT-OFF DATE   WEIGHTED      AVERAGE      AVERAGE
                  MORTGAGED     CUT-OFF DATE   CUT-OFF DATE      GROUP 1        GROUP 2      AVERAGE   CUT-OFF DATE   MORTGAGE
     STATE       PROPERTIES      BALANCE(1)    POOL BALANCE      BALANCE        BALANCE      DSCR(2)   LTV RATIO(3)     RATE
------------------------------------------------------------------------------------------------------------------------------

TX                    12      $  252,813,862       14.4%          12.9%          24.2%        1.79x        56.7%       5.972%
FL                     7         181,444,409       10.3           11.9            0.0         1.32x        74.4%       5.952%
OH                     6         119,722,000        6.8            7.9            0.0         1.34x        69.5%       6.073%
AL                     3         104,648,876        6.0            6.8            0.7         1.21x        70.7%       6.287%
NJ                     7          99,898,197        5.7            6.6            0.0         1.27x        76.3%       6.233%
NC                    12          95,706,972        5.5            4.0           15.2         1.32x        72.0%       5.892%
CA                     8          91,896,342        5.2            6.0            0.0         1.31x        68.4%       6.119%
   Northern(4)         4          50,400,000        2.9            3.3            0.0         1.38x        65.9%       6.077%
   Southern(4)         4          41,496,342        2.4            2.7            0.0         1.23x        71.4%       6.170%
VA                     8          91,795,476        5.2            4.5           10.1         1.27x        72.6%       5.835%
Other                 64         717,117,634       40.9           39.5           49.7         1.35x        72.6%       6.102%
------------------------------------------------------------------------------------------------------------------------------
                     127      $1,755,043,767      100.0%         100.0%         100.0%        1.39X        70.1%       6.060%
==============================================================================================================================

o    THE MORTGAGED PROPERTIES ARE LOCATED IN 33 STATES AND THE DISTRICT OF
     COLUMBIA.

(1)  Because this table presents information relating to the Mortgaged
     Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
     (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount (or specific release prices) as described in the related Mortgage
     Loan documents).

(2)  For purposes of determining the DSC ratios for 8 Mortgage Loans (loan numbers 16, 24, 31, 42, 63, 78, 81 and 82), representing 5.3% of the
     Cut-Off Date Pool Balance (6 Mortgage Loans in Loan Group 1 or 5.0% of the
     Cut-Off Date Group 1 Balance and 2 Mortgage Loans in Loan Group 2 or 7.1%
     of the Cut-Off Date Group 2 Balance), such ratios were adjusted by taking into account amounts available under certain letters of credit and/or in cash reserves.

(3)  For purposes of determining the LTV ratios for 9 Mortgage Loans (loan numbers 3, 4, 10, 11, 13, 15, 19, 28 and 69), representing approximately
     17.4% of the Cut-Off Date Pool Balance (7 Mortgage Loans in Loan Group 1 or
     18,0% of the Cut-Off Date Group 1 Balance and 2 Mortgage Loans in Loan
     Group 2 or 13.7% of the Cut-Off Date Group 2 Balance), such ratios were calculated using "as stabilized" appraised values as opposed to "as is"
     appraised values.

(4)  For purposes of determining whether a Mortgaged Property is in Northern
     California or Southern California, Mortgaged Properties north of San Luis
     Obispo County, Kern County and San Bernardino County were included in
     Northern California and Mortgaged Properties south of or included in such counties were included in Southern California.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       13

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE

CUT-OFF DATE BALANCE

                                                             % OF
                              NUMBER OF      AGGREGATE     INITIAL     % OF      % OF
          RANGE OF             MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
 CUT-OFF DATE BALANCES ($)      LOANS         BALANCE      BALANCE   BALANCE   BALANCE
--------------------------------------------------------------------------------------

998,653 - 2,000,000 .......        4      $    6,125,534      0.3%      0.2%      1.6%
2,000,001 - 3,000,000 .....       13          30,405,256      1.7       1.7       2.0
3,000,001 - 4,000,000 .....       11          37,943,155      2.2       2.2       1.7
4,000,001 - 5,000,000 .....       10          45,311,243      2.6       2.3       4.2
5,000,001 - 6,000,000 .....        7          38,721,386      2.2       2.1       2.6
6,000,001 - 7,000,000 .....        7          46,042,882      2.6       2.1       5.8
7,000,001 - 8,000,000 .....        7          53,814,611      3.1       2.6       6.4
8,000,001 - 9,000,000 .....        5          43,392,428      2.5       2.3       3.8
9,000,001 - 10,000,000 ....        7          67,375,000      3.8       3.8       4.0
10,000,001 - 15,000,000 ...       13         166,198,742      9.5       7.4      23.3
15,000,001 - 20,000,000 ...       11         194,888,528     11.1      10.4      16.0
20,000,001 - 25,000,000 ...        8         173,625,000      9.9       7.1      28.6
25,000,001 - 30,000,000 ...        1          30,000,000      1.7       2.0       0.0
30,000,001 - 35,000,000 ...        3          95,300,000      5.4       6.2       0.0
35,000,001 - 40,000,000 ...        1          37,800,000      2.2       2.5       0.0
40,000,001 - 45,000,000 ...        3         129,600,000      7.4       8.5       0.0
45,000,001 - 50,000,000 ...        2          99,500,000      5.7       6.5       0.0
60,000,001 - 65,000,000 ...        1          61,000,000      3.5       4.0       0.0
70,000,001 - 75,000,000 ...        1          73,000,000      4.2       4.8       0.0
80,000,001 - 175,000,000           2         325,000,000     18.5      21.3       0.0
--------------------------------------------------------------------------------------
                                 117      $1,755,043,767    100.0%    100.0%    100.0%
--------------------------------------------------------------------------------------

MIN: $998,653   MAX: $175,000,000   AVERAGE: $15,000,374

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO(1)

                                                             % OF
                              NUMBER OF      AGGREGATE     INITIAL     % OF      % OF
          RANGE OF             MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
   UNDERWRITTEN DSCRS (X)       LOANS         BALANCE      BALANCE   BALANCE   BALANCE
--------------------------------------------------------------------------------------

 1.05 - 1.09 ..............        1      $   45,000,000      2.6%      3.0%      0.0%
 1.15 - 1.19 ..............        1           5,843,000      0.3       0.4       0.0
 1.20 - 1.24 ..............       45         811,272,365     46.2      45.3      52.5
 1.25 - 1.29 ..............       14         132,452,132      7.5       5.5      21.2
 1.30 - 1.34 ..............       13         144,265,924      8.2       7.7      11.7
 1.35 - 1.39 ..............        8          51,716,609      2.9       2.6       5.0
 1.40 - 1.44 ..............        5          49,342,186      2.8       3.1       0.7
 1.45 - 1.49 ..............        6          64,985,895      3.7       4.3       0.0
 1.50 - 1.54 ..............        3          78,300,000      4.5       5.1       0.0
 1.55 - 1.59 ..............        3          73,475,000      4.2       3.5       8.9
 1.60 - 1.64 ..............        4          56,025,000      3.2       3.7       0.0
 1.65 - 1.69 ..............        1           2,447,000      0.1       0.2       0.0
 1.70 - 1.74 ..............        2           7,978,006      0.5       0.5       0.0
 1.80 - 1.84 ..............        1           2,763,000      0.2       0.2       0.0
 1.85 - 1.89 ..............        3          24,128,000      1.4       1.6       0.0
 1.90 - 1.94 ..............        3           7,672,000      0.4       0.5       0.0
 1.95 - 1.99 ..............        1         175,000,000     10.0      11.5       0.0
 2.05 - 2.09 ..............        1           8,987,428      0.5       0.6       0.0
 2.30 - 3.15 ..............        2          13,390,222      0.8       0.9       0.0
--------------------------------------------------------------------------------------
                                 117      $1,755,043,767    100.0%    100.0%    100.0%
--------------------------------------------------------------------------------------

MIN: 1.05X   MAX: 3.15X   WTD. AVERAGE: 1.39X

MORTGAGE RATE

                                                             % OF
                              NUMBER OF      AGGREGATE     INITIAL     % OF      % OF
          RANGE OF             MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
     MORTGAGE RATES(%)          LOANS         BALANCE      BALANCE   BALANCE   BALANCE
--------------------------------------------------------------------------------------

5.180 - 5.249 .............        1      $    3,350,000      0.2%      0.2%      0.0%
5.250 - 5.499 .............        5          68,647,500      3.9       1.5      20.0
5.500 - 5.749 .............       11         106,829,977      6.1       2.7      28.3
5.750 - 5.999 .............       25         621,131,310     35.4      37.4      22.0
6.000 - 6.249 .............       26         393,505,277     22.4      24.0      11.6
6.250 - 6.499 .............       35         433,317,828     24.7      25.8      17.3
6.500 - 6.749 .............       12         104,761,876      6.0       6.8       0.7
6.750 - 6.910 .............        2          23,500,000      1.3       1.5       0.0
--------------------------------------------------------------------------------------
                                 117      $1,755,043,767    100.0%    100.0%    100.0%
--------------------------------------------------------------------------------------

MIN: 5.180%   MAX: 6.910%   WTD. AVERAGE: 6.060%

CUT-OFF DATE LOAN-TO-VALUE RATIO(2)

                                                             % OF
          RANGE OF            NUMBER OF      AGGREGATE     INITIAL     % OF      % OF
  CUT-OFF DATE LTV RATIOS      MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
            (%)                 LOANS         BALANCE      BALANCE   BALANCE   BALANCE
--------------------------------------------------------------------------------------

19.39 - 20.00 .............        1      $    6,400,000      0.4%      0.4%      0.0%
30.01 - 35.00 .............        1           8,987,428      0.5       0.6       0.0
35.01 - 40.00 .............        1           6,990,222      0.4       0.5       0.0
40.01 - 50.00 .............        1         175,000,000     10.0      11.5       0.0
50.01 - 55.00 .............        4          83,700,000      4.8       5.5       0.0
55.01 - 60.00 .............        8          60,845,000      3.5       4.0       0.0
60.01 - 65.00 .............       12         147,875,403      8.4       8.2       9.6
65.01 - 70.00 .............       14         138,344,730      7.9       7.0      14.0
70.01 - 75.00 .............       28         364,938,462     20.8      18.0      39.5
75.01 - 81.00 .............       46         716,962,522     40.9      41.4      36.9
81.01 - 92.59 .............        1          45,000,000      2.6       3.0       0.0
--------------------------------------------------------------------------------------
                                 117      $1,755,043,767    100.0%    100.0%    100.0%
--------------------------------------------------------------------------------------

MIN: 19.4%   MAX: 92.6%   WTD. AVERAGE: 70.1%

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO(2)

                                                             % OF
          RANGE OF            NUMBER OF      AGGREGATE     INITIAL     % OF      % OF
    MATURITY DATE OR ARD       MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
       LTV RATIOS (%)           LOANS         BALANCE      BALANCE   BALANCE   BALANCE
--------------------------------------------------------------------------------------

0.00 - 5.00 ...............        1      $    4,000,000      0.2%      0.0%      1.7%
15.01 - 20.00 .............        1           6,400,000      0.4       0.4       0.0
20.01 - 30.00 .............        2          15,977,650      0.9       1.0       0.0
40.01 - 50.00 .............        9         285,366,028     16.3      18.7       0.0
50.01 - 55.00 .............        8          93,340,678      5.3       6.1       0.0
55.01 - 60.00 .............       16         156,938,025      8.9      10.2       0.7
60.01 - 65.00 .............       24         263,617,960     15.0      13.3      26.2
65.01 - 70.00 .............       29         436,848,427     24.9      22.5      40.5
70.01 - 75.00 .............       15         190,260,000     10.8       9.9      17.0
75.01 - 80.00 .............       11         257,295,000     14.7      14.8      13.8
90.01 - 92.59 .............        1          45,000,000      2.6       3.0       0.0
--------------------------------------------------------------------------------------
                                 117      $1,755,043,767    100.0%    100.0%    100.0%
--------------------------------------------------------------------------------------

MIN: 0.0%   MAX: 92.6%   WTD. AVERAGE: 64.3%

(1)  For purposes of determining the DSC ratio for 8 Mortgage Loans (loan numbers 16, 24, 31, 42, 63, 78, 81 and 82), representing 5.3% of the
     Cut-Off Date Pool Balance (6 Mortgage Loans in Loan Group 1 or 5.0% of the
     Cut-Off Date Group 1 Balance and 2 Mortgage Loans in Loan Group 2 or 7.1%
     of the Cut-Off Date Group 2 Balance), such ratios were adjusted by taking into account amounts available under certain letters of credit and/or in cash reserves.

(2)  For purposes of determining the LTV ratios for 9 Mortgage Loans (loan numbers 3, 4, 10, 11, 13, 15, 19, 28 and 69), representing approximately
     17.4% of the Cut-Off Date Pool Balance (7 Mortgage Loans in Loan Group 1 or
     18.0% of the Cut-Off Date Group 1 Balance and 2 Mortgage Loans in Loan
     Group 2 or 13.7% of the Cut-Off Date Group 2 Balance), such ratios were calculated using "as stabilized" appraised values as opposed to "as is"
     appraised values.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       14

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE

ORIGINAL TERM TO MATURITY OR ARD

                                                          % OF
        RANGE OF           NUMBER OF      AGGREGATE     INITIAL     % OF      % OF
    ORIGINAL TERM TO        MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
MATURITY OR ARD (MONTHS)     LOANS         BALANCE      BALANCE   BALANCE   BALANCE
-----------------------------------------------------------------------------------

0 -- 60 ................        8      $  242,925,000     13.8%     13.9%     13.8%
109 -- 120 .............      106       1,481,223,449     84.4      84.4      84.5
121 -- 156 .............        2          26,895,318      1.5       1.8       0.0
229 -- 240 .............        1           4,000,000      0.2       0.0       1.7
-----------------------------------------------------------------------------------
                              117      $1,755,043,767    100.0%    100.0%    100.0%
-----------------------------------------------------------------------------------

MIN: 60   MAX: 240  WTD. AVERAGE: 112

ORIGINAL AMORTIZATION TERM

                                                          % OF
      RANGE OF             NUMBER OF      AGGREGATE      INITIAL    % OF      % OF
ORIGINAL AMORTIZATION       MORTGAGE    CUT-OFF DATE      POOL    GROUP 1    GROUP 2
   TERMS (MONTHS)            LOANS         BALANCE      BALANCE   BALANCE    BALANCE
-----------------------------------------------------------------------------------

229 -- 264 .............        2      $   21,466,028       1.2%      1.1%      1.7%
265 -- 300 .............       17          74,990,084       4.3       4.5       2.6
349 -- 360 .............       75       1,180,757,156      67.3      66.4      73.0
361 -- 420 .............        1          17,000,000       1.0       1.1       0.0
Non-Amortizing .........       22         460,830,500      26.3      26.8      22.7
-----------------------------------------------------------------------------------
                              117      $1,755,043,767     100.0%    100.0%    100.0%
-----------------------------------------------------------------------------------

MIN: 240*   MAX: 420   WTD. AVERAGE: 355*

* Excludes the non-amortizing loans.

ORIGINAL INTEREST-ONLY TERM

                                                             % OF
      RANGE OF                NUMBER OF      AGGREGATE     INITIAL     % OF     % OF
INTEREST-ONLY PERIODS          MORTGAGE     CUT-OFF DATE     POOL    GROUP 1   GROUP 2
      (MONTHS)                 LOANS         BALANCE       BALANCE   BALANCE   BALANCE
--------------------------------------------------------------------------------------

Amortizing -- No Partial
   Interest Only Period ...       44      $  390,299,199     22.2%     23.2%     15.8%
Partial Interest Only --
   Amortizing .............       51         903,914,068     51.5      50.0      61.5
1 -- 12 ...................        5          29,350,000      1.7       1.5       2.6
13 -- 24 ..................       17         324,338,068     18.5      19.6      10.9
25 -- 36. .................        5          62,916,000      3.6       4.1       0.0
37 -- 48 ..................        5         102,780,000      5.9       6.7       0.0
49 -- 60 ..................       14         267,730,000     15.3      13.3      28.0
61 -- 72 ..................        4          67,200,000      3.8       1.4      20.0
73 -- 84 ..................        1          49,600,000      2.8       3.3       0.0
Non-Amortizing ............       22         460,830,500     26.3      26.8      22.7
--------------------------------------------------------------------------------------
                                 117      $1,755,043,767    100.0%    100.0%    100.0%
--------------------------------------------------------------------------------------

MIN: 12 MAX: 84* WTD. AVERAGE: 45*

*    Partial Interest-Only period excludes non-amortizing loans and amortizing loans that do not benefit from a partial Interest-Only period.

SEASONING

                                                    % OF
                     NUMBER OF      AGGREGATE     INITIAL     % OF     % OF
                      MORTGAGE     CUT-OFF DATE    POOL     GROUP 1   GROUP 2
SEASONING (MONTHS)     LOANS         BALANCE      BALANCE   BALANCE   BALANCE
-----------------------------------------------------------------------------
0 -- 12 ..........      117      $1,755,043,767    100.0%    100.0%    100.0%
-----------------------------------------------------------------------------
                        117      $1,755,043,767    100.0%    100.0%    100.0%
-----------------------------------------------------------------------------

MIN: 0   MAX: 4   WTD. AVERAGE: 1

The sum of aggregate percentage calculations may not equal 100% due to rounding.

REMAINING TERM TO MATURITY OR ARD

                                                          % OF
        RANGE OF           NUMBER OF      AGGREGATE     INITIAL     % OF     % OF
   REMAINING TERMS TO       MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
MATURITY OR ARD (MONTHS)     LOANS         BALANCE      BALANCE   BALANCE   BALANCE
-----------------------------------------------------------------------------------

0 -- 60 ................        8      $  242,925,000     13.8%     13.9%     13.8%
109 -- 120 .............      106       1,481,223,449     84.4      84.4      84.5
121 -- 156 .............        2          26,895,318      1.5       1.8       0.0
229 -- 240 .............        1           4,000,000      0.2       0.0       1.7
-----------------------------------------------------------------------------------
                              117      $1,755,043,767    100.0%    100.0%    100.0%
-----------------------------------------------------------------------------------

MIN: 57   MAX: 240   WTD. AVERAGE: 111

REMAINING STATED AMORTIZATION TERM

                                                        % OF
       RANGE OF          NUMBER OF      AGGREGATE     INITIAL     % OF     % OF
REMAINING AMORTIZATION    MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
    TERMS (MONTHS)         LOANS         BALANCE      BALANCE   BALANCE   BALANCE
---------------------------------------------------------------------------------

229 -- 264 ...........        2      $   21,466,028      1.2%      1.1%      1.7%
265 -- 300 ...........       17          74,990,084      4.3       4.5       2.6
349 -- 360 ...........       75       1,180,757,156     67.3      66.4      73.0
361 -- 420 ...........        1          17,000,000      1.0       1.1       0.0
Non-Amortizing .......       22         460,830,500     26.3      26.8      22.7
---------------------------------------------------------------------------------
                            117      $1,755,043,767    100.0%    100.0%    100.0%
---------------------------------------------------------------------------------

MIN: 239*   MAX: 420    WTD. AVERAGE: 355*

* Excludes the non-amortizing loans.

PREPAYMENT PROVISIONS SUMMARY

                                                             % OF
                              NUMBER OF     AGGREGATE      INITIAL     % OF     % OF
                               MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
     PREPAYMENT PROVISIONS      LOANS        BALANCE       BALANCE   BALANCE   BALANCE
--------------------------------------------------------------------------------------

Lockout/Defeasance/Open ...       93      $1,429,281,351     81.4%     83.0%     71.4%
Lockout/Yield
   Maintenance/Open .......       16         217,440,507     12.4      12.8      10.0
Lockout/Defeasance or Yield
   Maintenance/Open .......        3          51,750,000      2.9       3.4       0.0
Yield Maintenance/Open ....        4          46,971,909      2.7       0.3      18.7
Yield Maintenance/
   Defeasance/Open ........        1           9,600,000      0.5       0.6       0.0
--------------------------------------------------------------------------------------
TOTAL .....................      117      $1,755,043,767    100.0%    100.0%    100.0%
--------------------------------------------------------------------------------------

SHADOW RATED LOANS

                                          % OF
                                        INITIAL     % OF      % OF
                            LOAN          POOL    GROUP 1   GROUP 2
         LOAN NAME         AMOUNT       BALANCE   BALANCE   BALANCE   S&P   MOODY'S
-----------------------------------------------------------------------------------

The Woodlands Mall ...   $175,000,000    10.0%     11.5%      0.0%     AA     Baa2
-----------------------------------------------------------------------------------
                         $175,000,000    10.0%     11.5%      0.0%
-----------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you
(and each of your
employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       15

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)(3)(4)

PREPAYMENT ANALYSIS

     PREPAYMENT RESTRICTION         JUNE-06     JUNE-07     JUNE-08     JUNE-09     JUNE-10
---------------------------------------------------------------------------------------------

Locked Out .....................       96.78%      96.78%      14.39%       8.59%       1.61%
Defeasance .....................        0.00%       0.00%      70.31%      75.10%      82.10%
Yield Maintenance ..............        3.22%       3.22%      15.29%      16.16%      16.15%
Prepayment Premium .............        0.00%       0.00%       0.00%       0.00%       0.00%
Open ...........................        0.00%       0.00%       0.00%       0.14%       0.14%
---------------------------------------------------------------------------------------------
TOTAL ..........................      100.00%     100.00%     100.00%     100.00%     100.00%
---------------------------------------------------------------------------------------------
Mortgage Pool Balance
   Outstanding (in millions) ...   $1,755.04   $1,750.15   $1,744.23   $1,734.63   $1,723.68
---------------------------------------------------------------------------------------------
% of Initial Pool Balance ......      100.00%      99.72%      99.38%      98.84%      98.21%
---------------------------------------------------------------------------------------------

    PREPAYMENT RESTRICTION          JUNE-11     JUNE-12     JUNE-13     JUNE-14     JUNE-15    JUNE-16
-------------------------------------------------------------------------------------------------------

Locked Out .....................        0.00%       0.00%       0.00%       0.00%       0.00%     0.00%
Defeasance .....................       81.03%      81.01%      80.98%      80.94%      80.90%    27.72%
Yield Maintenance ..............       18.97%      18.99%      19.02%      19.06%      19.10%     0.00%
Prepayment Premium .............        0.00%       0.00%       0.00%       0.00%       0.00%     0.00%
Open ...........................        0.00%       0.00%       0.00%       0.00%       0.00%    72.28%
-------------------------------------------------------------------------------------------------------
TOTAL ..........................      100.00%     100.00%     100.00%     100.00%     100.00%   100.00%
-------------------------------------------------------------------------------------------------------
Mortgage Pool Balance
   Outstanding (in millions) ...   $1,468.54   $1,452.16   $1,433.89   $1,413.88   $1,392.60   $ 27.26
-------------------------------------------------------------------------------------------------------
% of Initial Pool Balance ......       83.68%      82.74%      81.70%      80.56%      79.35%     1.55%
-------------------------------------------------------------------------------------------------------

(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans (and assuming that each ARD Loan will be repaid in full on its
     Anticipated Repayment Date).

(2)  Based on the assumptions set forth in footnote (1) above, after June 2016, the outstanding loan balances represent less than 1.55% of the Cut-Off Date
     Pool Balance.

(3)  Assumes yield maintenance for each Mortgage Loan with the option to defease or prepay with a Yield Maintenance Charge.

(4)  Certain Mortgage Loans allow the related borrower to structure a defeasance such that the defeased Mortgage Loan will prepay on the first payment date in the Open Period.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       16

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

GROUP 1 PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)(3)(4)

PREPAYMENT ANALYSIS

      PREPAYMENT RESTRICTION        JUNE-06     JUNE-07     JUNE-08     JUNE-09     JUNE-10
---------------------------------------------------------------------------------------------

Locked Out .....................       99.10%      99.11%      14.77%       9.59%       1.85%
Defeasance .....................        0.00%       0.00%      71.81%      76.01%      83.78%
Yield Maintenance ..............        0.90%       0.89%      13.42%      14.24%      14.20%
Prepayment Premium .............        0.00%       0.00%       0.00%       0.00%       0.00%
Open ...........................        0.00%       0.00%       0.00%       0.16%       0.16%
---------------------------------------------------------------------------------------------
TOTAL ..........................      100.00%     100.00%     100.00%     100.00%     100.00%
---------------------------------------------------------------------------------------------
Group 1 Balance
   Outstanding (in millions) ...   $1,525.09   $1,520.68   $1,515.42   $1,506.76   $1,496.79
---------------------------------------------------------------------------------------------
% of Initial Group 1 Balance ...      100.00%      99.71%      99.37%      98.80%      98.14%
---------------------------------------------------------------------------------------------

      PREPAYMENT RESTRICTION        JUNE-11     JUNE-12     JUNE-13     JUNE-14     JUNE-15    JUNE-16
------------------------------------------------------------------------------------------------------

Locked Out .....................        0.00%       0.00%       0.00%       0.00%       0.00%     0.00%
Defeasance .....................       81.34%      81.33%      81.32%      81.30%      81.28%    20.00%
Yield Maintenance ..............       18.66%      18.67%      18.68%      18.70%      18.72%     0.00%
Prepayment Premium .............        0.00%       0.00%       0.00%       0.00%       0.00%     0.00%
Open ...........................        0.00%       0.00%       0.00%       0.00%       0.00%    80.00%
------------------------------------------------------------------------------------------------------
TOTAL ..........................      100.00%     100.00%     100.00%     100.00%     100.00%   100.00%
------------------------------------------------------------------------------------------------------
Group 1 Balance
   Outstanding (in millions) ... . $1,274.44   $1,259.94   $1,244.30   $1,227.07   $1,208.74   $ 24.63
------------------------------------------------------------------------------------------------------
% of Initial Group 1 Balance ...       83.57%      82.61%      81.59%      80.46%      79.26%     1.61%
------------------------------------------------------------------------------------------------------

(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans (and assuming that each ARD Loan will be repaid in full on its
     Anticipated Repayment Date).

(2)  Based on the assumptions set forth in footnote (1) above, after June 2016, the outstanding loan balances represent less than 1.61% of the Cut-Off Date
     Group 1 Balance.

(3)  Assumes yield maintenance for each Mortgage Loan with the option to defease or prepay with a Yield Maintenance Charge.

(4)  Certain Mortgage Loans allow the related borrower to structure a defeasance such that the defeased Mortgage Loan will prepay on the first payment date in the Open Period.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       17

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

GROUP 2 PREPAYMENT PROVISION BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)(3)

PREPAYMENT ANALYSIS

      PREPAYMENT RESTRICTION       JUNE-06   JUNE-07   JUNE-08   JUNE-09   JUNE-10
-----------------------------------------------------------------------------------

Locked Out .....................     81.34%    81.31%    11.90%     2.02%     0.00%
Defeasance .....................      0.00%     0.00%    60.40%    69.08%    70.99%
Yield Maintenance ..............     18.66%    18.69%    27.70%    28.90%    29.01%
Prepayment Premium .............      0.00%     0.00%     0.00%     0.00%     0.00%
Open ...........................      0.00%     0.00%     0.00%     0.00%     0.00%
-----------------------------------------------------------------------------------
TOTAL ..........................    100.00%   100.00%   100.00%   100.00%   100.00%
-----------------------------------------------------------------------------------
Group 2 Balance
   Outstanding (in millions) ...   $229.95   $229.48   $228.80   $227.87   $226.89
-----------------------------------------------------------------------------------
% of Initial Group 2 Balance ...    100.00%    99.79%    99.50%    99.10%    98.67%
-----------------------------------------------------------------------------------

      PREPAYMENT RESTRICTION       JUNE-11   JUNE-12   JUNE-13   JUNE-14   JUNE-15   JUNE-16
---------------------------------------------------------------------------------------------

Locked Out .....................      0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
Defeasance .....................     79.00%    78.92%    78.77%    78.60%    78.41%   100.00%
Yield Maintenance ..............     21.00%    21.08%    21.23%    21.40%    21.59%     0.00%
Prepayment Premium .............      0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
Open ...........................      0.00%     0.00%     0.00%     0.00%     0.00%     0.00%
---------------------------------------------------------------------------------------------
TOTAL ..........................    100.00%   100.00%   100.00%   100.00%   100.00%    100.0%
---------------------------------------------------------------------------------------------
Group 2 Balance
   Outstanding (in millions) ...   $194.10   $192.22   $189.59   $186.81   $183.85   $  2.63
---------------------------------------------------------------------------------------------
% of Initial Group 2 Balance ...     84.41%    83.59%    82.45%    81.24%    79.95%     1.14%
---------------------------------------------------------------------------------------------

(1)  Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
     Loans (and assuming that each ARD Loan will be repaid in full on its
     Anticipated Repayment Date).

(2)  Based on assumptions set forth in footnote (1) above, after June 2016, the outstanding loan balances represent less than 1.14% of the Cut-Off Date
     Group 2 Balance.

(3)  Certain Mortgage Loans allow the related borrower to structure a defeasance such that the defeased Mortgage Loan will prepay on the first payment date in the Open Period.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       18

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT--OFF DATE
--------------------------------------------------------------------------------

TWENTY LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------

The following table and summaries describe the twenty largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

              TWENTY LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                          NUMBER OF
                                          MORTGAGE                             % OF      % OF
                              MORTGAGE     LOANS /                           INITIAL   INITIAL
                                LOAN      MORTGAGED    LOAN   CUT-OFF DATE     POOL     GROUP
         LOAN NAME             SELLER    PROPERTIES   GROUP      BALANCE     BALANCE   BALANCE
---------------------------   --------   ----------   -----   ------------   -------   -------

The Woodlands Mall ........   Wachovia       1/1        1     $175,000,000    10.0%     11.5%
Prime Outlets Pool II .....   Wachovia       1/3        1      150,000,000     8.5       9.8%
Eastern Shore Centre ......   Wachovia       1/1        1       73,000,000     4.2       4.8%
Chemed Center Leasehold ...   Wachovia       1/1        1       61,000,000     3.5       4.0%
Tan-Tar-A Resort ..........   Wachovia       1/1        1       49,900,000     2.8       3.3%
Lincoln Place .............   Wachovia       1/1        1       49,600,000     2.8       3.3%
Chemed Center Fee .........   Wachovia       1/1        1       45,000,000     2.6       3.0%
4 Becker Farm Road ........   Wachovia       1/1        1       43,000,000     2.5       2.8%
One Enterprise Center .....   Wachovia       1/1        1       41,600,000     2.4       2.7%
Marriott -- Tampa, FL .....   Wachovia       1/1        1       37,800,000     2.2       2.5%
                                           -------            ------------    ----
                                           10 / 12            $725,900,000    41.4%
                                           =======            ============    ====
Northland Plaza ...........   Wachovia       1/1        1     $ 32,700,000     1.9%      2.1%
Sunset Industrial Park ....   Wachovia       1/1        1       32,000,000     1.8       2.1%
Washington Park Plaza .....   Wachovia       1/1        1       30,600,000     1.7       2.0%
Eastern Shore Plaza .......   Wachovia       1/1        1       30,000,000     1.7       2.0%
Saddle Club Apartments ....   Wachovia       1/1        2       25,000,000     1.4      10.9%
Oakesdale Center ..........    Artesia       1/1        1       23,000,000     1.3       1.5%
HMA Lake Norman Medical
 Buildings ................   Wachovia       1/1        1       22,000,000     1.3       1.4%
The Towers of Dadeland ....   Wachovia       1/1        1       21,100,000     1.2       1.4%
The Cameron Brown Office
 Building .................   Wachovia       1/1        1       21,000,000     1.2       1.4%
4400 Jenifer Street .......   Wachovia       1/1        1       20,800,000     1.2       1.4%
                                           -------            ------------    ----
                                           10 / 10            $258,200,000    14.7%
                                           =======            ============    ====
                                           20 / 22            $984,100,000    56.1%
                                           =======            ============    ====

                                                              CUT-OFF
                                                               DATE
                                                              BALANCE                        CUT-OFF            LTV         WEIGHTED
                                                              PER SF/       WEIGHTED          DATE            RATIO AT       AVERAGE
                                         PROPERTY              UNIT/        AVERAGE            LTV            MATURITY      MORTGAGE
         LOAN NAME                         TYPE             ROOM(1)(2)   DSCR(1)(2)(3)   RATIO(1)(2)(4)   OR ARD(1)(2)(4)     RATE
---------------------------   ---------------------------   ----------   -------------   --------------   ---------------   --------

The Woodlands Mall ........   Retail -- Anchored             $    286        1.96x            50.0%            50.0%         5.914%
Prime Outlets Pool II .....   Retail -- Outlet               $    198        1.20x            77.3%            68.2%         5.795%
Eastern Shore Centre ......   Retail -- Anchored             $    169        1.20x            69.5%            59.4%         6.280%
Chemed Center Leasehold ...   Office -- CBD                  $    111        1.52x            53.5%            49.3%         6.130%
Tan-Tar-A Resort ..........   Hospitality -- Full Service    $100,402        1.59x            74.1%            64.2%         6.710%
Lincoln Place .............   Office -- CBD                  $    355        1.20x            80.0%            77.0%         5.870%
Chemed Center Fee .........   Land -- Office                 $     82        1.05x            92.6%            92.6%         6.030%
4 Becker Farm Road ........   Office -- Suburban             $    153        1.23x            79.9%            75.1%         6.270%
One Enterprise Center .....   Office -- CBD                  $    130        1.21x            79.2%            74.2%         6.030%
Marriott -- Tampa, FL .....   Hospitality -- Full Service    $121,935        1.62x            75.0%            64.3%         6.370%
                                                                             1.45X            69.0%            63.7%         6.055%
Northland Plaza ...........   Retail -- Anchored             $    108        1.21x            76.6%            71.7%         6.030%
Sunset Industrial Park ....   Industrial -- Warehouse/       $    100        1.25x            60.4%            54.1%         6.460%
                              Distribution
Washington Park Plaza .....   Retail -- Anchored             $    131        1.44x            77.7%            77.7%         5.920%
Eastern Shore Plaza .......   Retail -- Anchored             $    117        1.21x            73.9%            63.2%         6.280%
Saddle Club Apartments ....   Multifamily -- Conventional    $ 48,638        1.25x            79.1%            79.1%         6.310%
Oakesdale Center ..........   Office -- Suburban             $    157        1.31x            76.7%            69.5%         6.160%
HMA Lake Norman Medical
 Buildings ................   Office -- Medical              $    151        1.30x            60.3%            53.2%         5.800%
The Towers of Dadeland ....   Multifamily -- Conventional    $175,833        1.22x            57.2%            53.2%         5.640%
The Cameron Brown Office
 Building .................   Office -- CBD                  $    115        1.22x            79.8%            77.4%         6.820%
4400 Jenifer Street .......   Office -- Suburban             $    252        1.38x            75.1%            75.1%         5.960%
                                                                             1.28X            71.8%            67.4%         6.145%
                                                                             1.41X            69.7%            64.7%         6.079%

----------
(1)  With respect to The Woodlands Mall Loan, unless otherwise specified, the calculations of LTV ratios, DSC ratios and Cut-Off Date Balance per square foot were based on the pooled component only and exclude the non-pooled component.

(2)  The Prime Outlets Pool II Loan is part of a split loan structure that includes a pari passu companion loan that is not included in the Trust
     Fund. With respect to this Mortgage Loan, unless otherwise specified, the calculations of LTV ratios, DSC ratios and Cut-Off Date Balance per square foot are based on the aggregate indebtedness of or debt service on, as applicable, the Mortgage Loan and the related pari passu companion loan.

(3)  For purposes of determining the DSC ratio for 1 Mortgage Loan (loan number
     16), representing 1.3% of the Cut-Off Date Pool Balance (1.5% of the
     Cut-Off Date Group 1 Balance), such ratio was adjusted by taking into account amounts available under certain letters of credit and/or in cash reserves.

(4)  For purposes of determining the LTV ratios for 7 Mortgage Loans (loan numbers 3, 4, 10, 11, 13, 15 and 19), representing 16.0% of the Cut-Off
     Date Pool Balance (6 Mortgage Loans in Loan Group 1 or 16.8% of the Cut-off
     Date Group 1 Balance and 1 Mortgage Loan in Loan Group 2 or 10.9% of the
     Cut-Off Date Group 2 Balance), such ratios were calculated using "as stabilized" appraised values (as defined in the appraisal) as opposed to
     "as is" appraised values.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       19

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                               THE WOODLANDS MALL

                               [6 PHOTOS OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       21

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                               THE WOODLANDS MALL

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       22

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                               THE WOODLANDS MALL

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $175,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                    10.0%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                          General Growth Properties, Inc.
TYPE OF SECURITY                                                             Fee
FREE RELEASE(1)                                                              Yes
MORTGAGE RATE                                                             5.914%
MATURITY DATE                                                      June 11, 2011
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                             60 / IO
REMAINING TERM / AMORTIZATION                                            60 / IO
LOCKBOX                                                                      Yes
SHADOW RATING (MOODY'S/S&P)(2)                                         Baa2 / AA

UP-FRONT RESERVES                                             None

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                         Springing
   REPLACEMENT                                           Springing
   TI/LC                                                 Springing
ADDITIONAL FINANCING(3)           Subordinate Non-Pooled Component   $10,000,000
                                                            B-Note   $55,000,000

                                     POOLED TRUST       TRUST          WHOLE
                                       MORTGAGE       MORTGAGE       MORTGAGE
                                       ASSET(4)         ASSET          LOAN
                                     ------------   ------------   ------------
CUT-OFF DATE BALANCE                 $175,000,000   $185,000,000   $240,000,000
CUT-OFF DATE BALANCE/SF                  $286           $303           $392
CUT-OFF DATE LTV                         50.0%          52.9%          68.6%
MATURITY DATE LTV                        50.0%          52.9%          68.6%
UW DSCR ON NCF                           1.96x          1.86x          1.43x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                       The Woodlands, TX
PROPERTY TYPE                                                 Retail -- Anchored
SIZE (SF)                                                                611,556
OCCUPANCY AS OF MARCH 31, 2006(5)                                          95.1%
YEAR BUILT / YEAR RENOVATED                                          1994 / 2004
APPRAISED VALUE                                                     $350,000,000
PROPERTY MANAGEMENT                              General Growth Management, Inc.
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                          $28,501,646
UW TOTAL EXPENSES                                                     $7,745,132
UW NET OPERATING INCOME (NOI)                                        $20,756,513
UW NET CASH FLOW (NCF)                                               $20,324,858
--------------------------------------------------------------------------------

(1)  The Woodlands Mall Loan allows for the free release of the anchor release parcel and all the improvements located thereon subject to certain requirements within the related Mortgage Loan documents including (i)
     delivery of a payment guaranty in the amount of $10,000,000 provided by
     GGP/Homart, Inc., (ii) a DSC ratio test of at least 1.45x on the Whole
     Mortgage Loan amount of $240,000,000 and (iii) a NOI test of at least
     $20,850,000 for the twelve month period immediately prior to the release.

(2)  Moody's and S&P have confirmed that The Woodlands Mall Loan has, in the context of its inclusion in the Trust Fund, credit characteristics consistent with an investment grade obligation.

(3)  Future mezzanine debt is permitted, subject to a maximum combined LTV ratio of 75.0% and a minimum combined DSC ratio of 1.25x, as described in the related Mortgage Loan documents. Future unsecured debt is also permitted.

(4)  Represents the pooled component of the senior note in a total senior note of $185,000,000 and aggregate mortgage debt of $240,000,000.

(5)  The calculation of occupancy percentage excludes the vacant anchor pad of approximately 85,150 square feet formerly owned and occupied by Mervyn's.
     Inclusive of this space, the occupancy percent would be approximately
     81.8%.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       23

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                               THE WOODLANDS MALL

                THE WOODLANDS MALL FINANCIAL PERFORMANCE SUMMARY

                             2001          2002          2003          2004          2005      UNDERWRITTEN
-----------------------------------------------------------------------------------------------------------

OCCUPANCY %                     92.8%         96.2%         99.2%         94.8%         97.0%         95.0%
EFFECTIVE INCOME PSF *   $     27.87   $     29.11   $     30.77   $     37.14   $     41.19   $     39.85
TOTAL REVENUES           $16,774,439   $17,695,908   $18,587,491   $22,585,484   $25,486,093   $28,501,646
TOTAL EXPENSES           $ 4,985,861   $ 5,082,917   $ 5,333,205   $ 5,988,599   $ 6,801,258   $ 7,745,132
NET OPERATING INCOME     $11,788,578   $12,612,991   $13,254,286   $16,596,885   $18,684,835   $20,756,513
NET CASH FLOW            $11,788,578   $12,612,991   $13,254,286   $16,486,340   $18,574,290   $20,324,858

*    Calculation is based on 526,406 square feet for years 2001-2005, excluding the 85,150 square foot pad GGP purchased on February 1, 2006, that was formerly owned and occupied by Mervyn's.

                             COMPETITIVE SUMMARY(1)

                               PROPERTY           DISTANCE TO      YEAR BUILT /
PROPERTY                       LOCATION             SUBJECT          RENOVATED
-------------------------------------------------------------------------------

MORTGAGED PROPERTY
  The Woodlands Mall      The Woodlands, TX   NA                    1994 / 2004
COMPETITIVE SET
  Houston Galleria Mall   Houston, TX         34 miles south        1970 / 2003
  Baybrook Mall           Friendswood, TX     50 miles south        1984 / 1994
  Willowbrook Mall        Houston, TX         18 miles southwest    1981 / 1992

PROPERTY                  GLA (SF)       OCCUPANCY %   ANCHOR TENANTS
---------------------------------------------------------------------------------------------------

MORTGAGED PROPERTY
  The Woodlands Mall      1,354,474(2)     81.8%(3)    Dillard's, Foley's, Sears, JCPenney(2)
COMPETITIVE SET
  Houston Galleria Mall   2,254,399        90.0%       Nordstrom, Saks Fifth Avenue, Neiman Marcus,
                                                       Foley's
  Baybrook Mall           1,236,442        97.0%       Dillard's, JCPenney, Foley's, Sears
  Willowbrook Mall        1,515,313        91.0%       Dillard's, Foley's, JCPenney, Sears

(1)  Based on the Cushman & Wakefield appraisal of the related mortgaged property dated May 18, 2006.

(2)  Includes anchor owned collateral that is not secured by the related mortgage loan.

(3)  The occupancy percentage is calculated inclusive of the vacant Anchor Pad formerly occupied by Mervyn's. Exclusive of this space, the occupancy percentage would be 95.1%.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       24

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                               THE WOODLANDS MALL

                                 TENANT SUMMARY

                                                                            % OF NET
                                             RATINGS(1)      NET RENTABLE   RENTABLE
TENANT                                   MOODY'S/S&P/FITCH     AREA (SF)      AREA
------------------------------------------------------------------------------------

ANCHOR TENANTS -- ANCHOR OWNED
   Dillard's                                 B2/BB/BB-           229,866
   Foley's                                 Baa1/BBB/BBB+         199,019
   Sears                                     Ba1/BB+/BB          167,480
   JCPenney                                Baa3/BBB-/BBB-        146,553
                                                               ---------
TOTAL ANCHOR OWNED                                               742,918
TOP 5 NON-ANCHOR TENANTS
   Barnes & Noble                             NR/NR/NR            30,605      5.0%
   Pottery Barn / Pottery Barn Kids(2)        NR/NR/NR            21,414      3.5
   Foley's Children Store                  Baa1/BBB/BBB+          17,161      2.8
   Express                                  Baa2/BBB/NR           15,617      2.6
   Gap / Gap Kids                          Baa3/BBB-/BBB-         12,329      2.0
                                                               ---------    ------
   TOTAL TOP 5 NON-ANCHOR TENANTS                                 97,126     15.9%
NON-MAJOR TENANTS                                                403,235     65.9
                                                               ---------    ------
OCCUPIED COLLATERAL TOTAL                                        500,361     95.1%(3)
                                                               =========    =====
IN-LINE VACANT SPACE                                              26,045      4.9(3)
VACANT ANCHOR PAD(4)                                              85,150     13.9
                                                               ---------    -----
COLLATERAL TOTAL                                                 611,556    100.0%
                                                               =========    =====
PROPERTY TOTAL                                                 1,354,474
                                                               =========

                                                                         % OF TOTAL
                                         BASE RENT                      ANNUAL BASE
TENANT                                      PSF      ANNUAL BASE RENT       RENT      LEASE EXPIRATION
--------------------------------------   ---------   ----------------   -----------   ----------------

ANCHOR TENANTS -- ANCHOR OWNED
   Dillard's                                               ANCHOR OWNED -- NOT PART OF COLLATERAL
   Foley's                                                 ANCHOR OWNED -- NOT PART OF COLLATERAL
   Sears                                                   ANCHOR OWNED -- NOT PART OF COLLATERAL
   JCPenney                                                ANCHOR OWNED -- NOT PART OF COLLATERAL
TOTAL ANCHOR OWNED
TOP 5 NON-ANCHOR TENANTS
   Barnes & Noble                          $20.42       $   624,954          4.0%       January 2015
   Pottery Barn / Pottery Barn Kids(2)     $ 0.00                 0          0.0        January 2017
   Foley's Children Store                  $22.14           379,945          2.5        January 2012
   Express                                 $21.00           327,957          2.1        November 2007
   Gap / Gap Kids                          $30.00           369,870          2.4        December 2006
                                                        -----------       ------
   TOTAL TOP 5 NON-ANCHOR TENANTS          $17.53       $ 1,702,726         11.0%
NON-MAJOR TENANTS                          $34.13        13,761,094         89.0
                                                        -----------       ------
OCCUPIED COLLATERAL TOTAL                  $30.91       $15,463,819        100.0%
                                                        ===========       ======
IN-LINE VACANT SPACE
VACANT ANCHOR PAD(4)
COLLATERAL TOTAL
PROPERTY TOTAL

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Tenant pays percentage rent only, in lieu of base rent.

(3)  The occupancy percentage is calculated exclusive of the vacant anchor pad, formerly owned and occupied by Mervyn's. Inclusive of this space the occupancy percent would be 81.8%.

(4)  On February 1, 2006, GGP purchased the vacant anchor pad formerly owned and occupied by Mervyn's.

                            LEASE EXPIRATION SCHEDULE

                          # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF
          YEAR              ROLLING         ROLLING        ROLLING     ROLLING(1)
----------------------------------------------------------------------------------

          2006                  7            $34.60         21,025        4.0%
          2007                 11            $28.02         38,638        7.3%
          2008                 13            $34.75         25,351        4.8%
          2009                 13            $34.73         23,893        4.5%
          2010                 10            $46.80         11,069        2.1%
          2011                 16            $38.45         34,846        6.6%
          2012                  9            $32.04         38,063        7.2%
          2013                  7            $39.52         16,624        3.2%
          2014                 12            $25.90         54,089       10.3%
          2015                 27            $31.97        112,647       21.4%
          2016                 24            $36.13         68,213       13.0%
       Thereafter               8            $13.27         55,903       10.6%
Vacant In-Line Space(2)         0                NA         26,045        4.9%

                          CUMULATIVE % OF SF   % OF BASE RENT   CUMULATIVE % OF BASE
          YEAR                ROLLING(1)         ROLLING(1)        RENT ROLLING(1)
------------------------------------------------------------------------------------

          2006                    4.0%               4.7%                4.7%
          2007                   11.3%               7.0%               11.7%
          2008                   16.1%               5.7%               17.4%
          2009                   20.7%               5.4%               22.8%
          2010                   22.8%               3.4%               26.1%
          2011                   29.4%               8.7%               34.8%
          2012                   36.6%               7.9%               42.7%
          2013                   39.8%               4.2%               46.9%
          2014                   50.1%               9.1%               56.0%
          2015                   71.5%              23.3%               79.3%
          2016                   84.4%              15.9%               95.2%
       Thereafter                95.1%               4.8%              100.0%
Vacant In-Line Space(2)         100.0%               0.0%              100.0%

(1)  Calculated based on approximate square footage occupied by each tenant.

(2)  Calculation excludes 85,150 square foot vacant anchor pad GGP purchased on
     February 1, 2006, that was formerly owned and occupied by Mervyn's.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       25

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                               THE WOODLANDS MALL

o    THE LOAN. The Mortgage Loan ("The Woodlands Mall Loan") is secured by a first mortgage encumbering a regional mall located in The Woodlands, Texas.
     The Woodlands Mall Loan was originated on June 1, 2006, and has a principal balance as of the Cut-Off Date of $185,000,000. The Woodlands Mall Loan is
     split into a pooled component ("The Woodlands Mall Pooled Component"), with a principal balance of $175,000,000, representing 10.0% of the Cut-Off Date
     Pool Balance, that supports distributions on the Certificates (other than the Class WM Certificates) and a non-pooled component ("The Woodlands Mall
     Non-Pooled Component"), with a principal balance of $10,000,000, that supports only the Class WM Certificates, which are not being offered by the
     Prospectus Supplement. The Woodlands Mall Loan, which is evidenced by a senior note, dated June 1, 2006, is the senior portion of a whole loan with an original principal balance of $240,000,000. The companion loan related to The Woodlands Mall Loan is evidenced by a separate subordinate note, dated June 1, 2006, with a principal balance as of the Cut-Off Date of
     $55,000,000 ("The Woodlands Mall Companion Loan"). The Woodlands Mall
     Companion Loan will not be an asset of the Trust Fund. The Woodlands Mall
     Loan and The Woodlands Mall Companion Loan will be governed by an intercreditor and servicing agreement, as described in the Prospectus
     Supplement under "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans" and
     will be serviced pursuant to the terms of the pooling and servicing agreement. The Woodlands Mall Loan provides for interest-only payments for the entire loan term.

     The Woodlands Mall Loan has a remaining term of 60 months and matures on
     June 11, 2011. The Woodlands Mall Loan may be prepaid on or after December
     11, 2010, and permits defeasance with United States government obligations beginning two years after the Closing Date.

     THE BORROWER. The borrower is The Woodlands Mall Associates, LP, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of The Woodlands Mall Loan. The sponsor of the borrower is General Growth Properties, Inc. ("GGP"), a publicly traded real estate investment trust. GGP and its predecessor companies have been in the shopping center business for over fifty years.
     As the second largest regional mall REIT, GGP owns, develops, operates, and/or manages shopping malls in 44 states. As of December 31, 2005, GGP had ownership interests in and/or management responsibility for more than
     200 regional shopping malls.

o    THE PROPERTY. The Mortgaged Property is an approximately 611,556 square foot regional mall situated on approximately 40.0 acres. The Mortgaged
     Property was constructed in 1994 and renovated in 2004. The Mortgaged
     Property is located in The Woodlands, Texas within the Houston-Sugar
     Land-Baytown, Texas metropolitan statistical area. As of March 31, 2006, the occupancy rate for the Mortgaged Property securing The Woodlands Mall
     Loan was approximately 95.1%, not including the vacant anchor pad formerly occupied by Mervyn's.

     The largest tenant is Barnes & Noble, Inc. ("Barnes & Noble"), occupying approximately 30,605 square feet, or approximately 5.0% of the net rentable area. Barnes & Noble is a Fortune 500 company and is the world's largest bookseller, operating 799 stores in 50 states. The Barnes & Noble lease expires in January 2015. The second largest tenant is Pottery Barn/Pottery
     Barn Kids ("Pottery Barn"), occupying approximately 21,414 square feet, or approximately 3.5% of the net rentable area. Pottery Barn, a subsidiary of
     Williams-Sonoma, Inc., is a specialty retailer of furnishings and accessories for the home. The Pottery Barn lease expires in January 2017.
     The third largest tenant is Foley's Children Store ("Foley's"), occupying approximately 17,161 square feet, or approximately 2.8% of the net rentable area. Macy's South, which is a subsidiary of Federated Department Stores,
     Inc., the nation's largest department store retailer, operates Foley's. As of May 25, 2006, Federated Department Stores, Inc. was rated "BBB" (S&P),
     "Baa1" (Moody's) and "BBB+" (Fitch). The Foley's lease expires in January
     2012.

o    RELEASE. The borrower may obtain the release of the anchor parcel, containing 85,150 square feet. In connection with such partial release (i)
     GGP/Homart, Inc. must provide a guaranty in the amount of $10,000,000, (ii)
     the net operating income must be a minimum of $20,850,000, (iii) the DSC ratio with respect to the whole mortgage debt amount of $240,000,000 must be at least 1.45x on an interest only basis, (iv) the borrower must provide an opinion of counsel that the proposed release will not adversely affect the REMIC status of the Trust Fund and (v) no event of default under the related Mortgage Loan documents has occurred and is continuing.

o    SUBSTITUTION. The borrower may provide substitutions for certain non-income producing portions of the Mortgaged Property. In connection with such substitutions (i) the portion of the Mortgaged Property must be conveyed to a Person not controlled by the borrower unless a non-consolidation opinion is delivered to the mortgagee, (ii) the projected DSC ratio for the 12 months

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       26

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                               THE WOODLANDS MALL

     following the substitution shall not cause a trigger event, (iii) the LTV ratio after the substitution is less than or equal to 68.0%, and (iv) the acquired parcel is contiguous with the Mortgaged Property, or contiguous by virtue of public roads or access easements.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable leases are deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. General Growth Management, Inc., an affiliate of the sponsor, is the property manager for the Mortgaged Property.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       27

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       28

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                              PRIME OUTLETS POOL II

                               [6 PHOTOS OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       29

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                              PRIME OUTLETS POOL II

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       30

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                              PRIME OUTLETS POOL II

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $150,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     8.5%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                      David Lichstenstein
TYPE OF SECURITY                                                             Fee
PARTIAL RELEASE                                                             None
MORTGAGE RATE                                                            5.7953%
MATURITY DATE                                                     April 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST-ONLY PERIOD                                                          24
ORIGINAL TERM / AMORTIZATION                                             120/360
REMAINING TERM / AMORTIZATION                                            118/360
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX/INSURANCE                                       Yes
   ENGINEERING(1)                               $1,303,125
   OUTSTANDING TI/LC(2)                         $  602,560

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                       Yes
   REPLACEMENT                                  $  242,040
   TI/LC                                        $1,896,735

ADDITIONAL FINANCING                       Pari Passu Debt          $150,000,000
                                                    B-Note          $ 17,000,000

                                                                        WHOLE
                                                      PARI PASSU      MORTGAGE
                                                       NOTES(3)         LOAN
                                                     ------------   ------------
CUT-OFF DATE BALANCE                                 $300,000,000   $317,000,000
CUT-OFF DATE BALANCE/SF                                   $198           $209
CUT-OFF DATE LTV                                         77.3%          81.7%
MATURITY DATE LTV                                        68.2%          72.3%
UW DSCR ON NCF                                           1.20x          1.12x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 3
LOCATION                         Birch Run, MI; Williamsburg, VA; Hagerstown, MD
PROPERTY TYPE                                                   Retail -- Outlet
SIZE (SF)                                                              1,517,440
OCCUPANCY AS OF JANUARY 26, 2006                                           92.1%
YEAR BUILT / YEAR RENOVATED                                    Various / Various
APPRAISED VALUE                                                     $388,000,000
PROPERTY MANAGEMENT                        Prime Retail Property Management, LLC
UW ECONOMIC OCCUPANCY                                                      91.0%
UW REVENUES                                                          $39,562,074
UW TOTAL EXPENSES                                                    $12,938,060
UW NET OPERATING INCOME (NOI)                                        $26,624,013
UW NET CASH FLOW (NCF)                                               $25,341,181
--------------------------------------------------------------------------------

(1)  The up-front engineering reserve of $1,303,125 is 125% of the allocated repairs toward the Williamsburg Mortgaged Property ($521,875) and the Birch
     Run Mortgaged Property ($781,250).

(2)  The up-front $602,560 TI/LC reserve is identified for: Ann Taylor at the
     Birch Run Mortgaged Property -- $455,000; Gap Kids at the Hagerstown
     Mortgaged Property -- $135,060 and Michael Kors at the Williamsburg
     Mortgaged Property -- $12,500.

(3)  LTV ratios, DSC ratios and Cut-Off Date Balance/SF were derived based upon the aggregate indebtedness of the Prime Outlets Pool II Loan and the Prime
     Outlets Pool II Pari Passu Companion Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       31

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                              PRIME OUTLETS POOL II

                          PRIME OUTLETS POOL II SUMMARY

                                                                                     NET
                                PROPERTY       ALLOCATED CUT-OFF   YEAR BUILT /    RENTABLE
      PROPERTY NAME             LOCATION          DATE BALANCE       RENOVATED    AREA (SF)
-------------------------------------------------------------------------------------------

Prime Outlets at
   Birch Run ............   Birch Run, MI         $ 53,362,950       1986/2005      682,312
Prime Outlets at
   Williamsburg .........   Williamsburg, VA        51,799,808       1988/2005      349,787
Prime Outlets at
   Hagerstown ...........   Hagerstown, MD          44,837,242       1998/2004      485,341
                                                  ------------                    ---------
                                                  $150,000,000                    1,517,440
                                                  ============                    =========

                            ALLOCATED
                             CUT-OFF
                              DATE                                 UNDERWRITTEN                  APPRAISED
                             BALANCE                       UW           NET         APPRAISED      VALUE
      PROPERTY NAME         PER SF(1)   OCCUPANCY(2)   OCCUPANCY     CASH FLOW        VALUE       PER SF
----------------------------------------------------------------------------------------------------------

Prime Outlets at
   Birch Run ............      $156         84.8%        85.0%      $ 9,065,473   $140,000,000      $205
Prime Outlets at
   Williamsburg .........      $296         96.4%        95.0%        8,723,991    132,000,000      $377
Prime Outlets at
   Hagerstown ...........      $185         99.2%        95.0%        7,551,717    116,000,000      $239
                                                                    -----------   ------------
                               $198         92.1%        91.0%      $25,341,181   $388,000,000      $256
                                                                    ===========   ============

(1)  The calculation of loan balance per square foot is based on the aggregate indebtedness of the Mortgage Loan and the related Pari Passu Companion
     Loan.

(2)  Occupancy date as of January 26, 2006, for all Mortgaged Properties.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       32

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                              PRIME OUTLETS POOL II

                                 TENANT SUMMARY

                                                       NUMBER                    % OF NET
                                     RATINGS(1)        OF POOL    NET RENTABLE   RENTABLE   BASE RENT   ANNUAL BASE   % OF TOTAL
TENANT                           MOODY'S/S&P/FITCH   PROPERTIES     AREA (SF)      AREA        PSF          RENT       BASE RENT
--------------------------------------------------------------------------------------------------------------------------------

TOP 10 TENANTS
   Wolf Furniture(2) .........        NR/NR/NR            1            66,829       4.4%      $ 0.00    $         0       0.0%
   Nike ......................        A2/A+/NR            3            39,777       2.6       $15.53        617,566       2.4
   Gap .......................     Baa3/BBB-/BBB-         3            35,139       2.3       $14.75        518,251       2.0
   L.L. Bean .................        NR/NR/NR            2            33,064       2.2       $14.45        477,742       1.9
   Reebok ....................       Baa2/NR/NR           3            30,227       2.0       $17.01        514,086       2.0
   Pottery Barn ..............        NR/NR/NR            1            30,000       2.0       $ 8.14        244,200       1.0
   Liz Claiborne .............      Baa2/BBB/NR           3            29,016       1.9       $13.59        394,424       1.5
   Bass ......................       B1/BB+/NR            3            28,576       1.9       $13.36        381,856       1.5
   Polo Ralph Lauren .........      Baa2/BBB/NR           3            27,583       1.8       $10.14        279,822       1.1
   Banana Republic ...........     Baa3/BBB-/BBB-         3            24,702       1.6       $16.71        412,650       1.6
                                                                    ---------     -----                 -----------     -----
   TOTAL TOP 10 TENANTS ......                                        344,913      22.7%      $11.13    $ 3,840,597      15.0%
NON-MAJOR TENANTS ............                                      1,052,460      69.4       $20.63     21,713,156      85.0
                                                                    ---------     -----                 -----------     -----
OCCUPIED TOTAL ...............                                      1,397,373      92.1%      $18.29    $25,553,753     100.0%
VACANT SPACE .................                                        120,067       7.9
                                                                    ---------     -----
PROPERTY TOTAL ...............                                      1,517,440     100.0%
                                                                    =========     =====

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  The tenant pays percentage rent only in lieu of base rent.

                            LEASE EXPIRATION SCHEDULE

                                                                                                          CUMULATIVE % OF
             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF     % OF BASE        BASE RENT
    YEAR       ROLLING         ROLLING        ROLLING      ROLLING*       SF ROLLING*     RENT ROLLING*      ROLLING*
-------------------------------------------------------------------------------------------------------------------------

   2006           46            $17.33        188,633        12.4%            12.4%            12.8%            12.8%
   2007           41            $19.03        174,162        11.5%            23.9%            13.0%            25.8%
   2008           67            $17.91        279,941        18.4%            42.4%            19.6%            45.4%
   2009           41            $14.93        223,308        14.7%            57.1%            13.0%            58.4%
   2010           48            $19.35        190,943        12.6%            69.7%            14.5%            72.9%
   2011           22            $16.44        139,281         9.2%            78.8%             9.0%            81.9%
   2012           12            $21.06         52,608         3.5%            82.3%             4.3%            86.2%
   2013            4            $23.37         15,458         1.0%            83.3%             1.4%            87.6%
   2014           11            $26.97         29,697         2.0%            85.3%             3.1%            90.7%
   2015           13            $25.04         45,045         3.0%            88.2%             4.4%            95.2%
   2016           11            $20.22         58,297         3.8%            92.1%             4.6%            99.8%
Thereafter         1            $ 0.00              0         0.0%            92.1%             0.2%           100.0%
   Vacant          0             NA           120,067         7.9%           100.0%             0.0%           100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       33

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                              PRIME OUTLETS POOL II

                  TENANT SUMMARY -- PRIME OUTLETS AT BIRCH RUN

                                                                % OF NET                          % OF TOTAL
                                   RATINGS(1)     NET RENTABLE  RENTABLE  BASE RENT  ANNUAL BASE    ANNUAL          LEASE
TENANT                         MOODY'S/S&P/FITCH    AREA (SF)     AREA       PSF         RENT      BASE RENT      EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
   Pottery Barn .............       NR/NR/NR         30,000        4.4%     $ 8.14    $  244,200      2.6%       January 2011
   Vanity Fair ..............       A3/A-/NR         23,975        3.5      $ 6.71       160,872      1.7        December 2008
   Gap ......................    Baa3/BBB-/BBB-      17,160        2.5      $10.99       188,594      2.0     Multiple Spaces(2)
   Bass .....................      B1/BB+/NR         12,500        1.8      $ 7.58        94,778      1.0     Multiple Spaces(3)
   Nike .....................       A2/A+/NR         12,500        1.8      $17.00       212,500      2.2       September 2009
                                                    -------      -----                ----------    -----
   TOTAL MAJOR TENANTS ......                        96,135       14.1%     $ 9.37    $  900,944      9.4%
NON-MAJOR TENANTS ...........                       482,745       70.8      $17.95     8,662,997     90.6
                                                    -------      -----                ----------    -----
OCCUPIED TOTAL ..............                       578,880       84.8%     $16.52    $9,563,941    100.0%
VACANT SPACE ................                       103,432       15.2
                                                    -------      -----
PROPERTY TOTAL ..............                       682,312      100.0%
                                                    =======      =====

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, approximately 8,160 square feet expire in December 2007 and approximately 9,000 square feet expire in May 2009.

(3)  Under the terms of multiple leases, approximately 8,500 square feet expire in June 2009 and approximately 4,000 square feet expire in June 2010.

             LEASE EXPIRATION SCHEDULE -- PRIME OUTLETS AT BIRCH RUN

                                                                                                          CUMULATIVE % OF
             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF     % OF BASE       BASE RENT
    YEAR       ROLLING         ROLLING        ROLLING      ROLLING*       SF ROLLING*     RENT ROLLING*     ROLLING*
-------------------------------------------------------------------------------------------------------------------------

    2006          21            $17.25         88,867       13.0%            13.0%            16.0%            16.0%
    2007          19            $15.92         82,098       12.0%            25.1%            13.7%            29.7%
    2008          15            $16.03         94,512       13.9%            38.9%            15.8%            45.5%
    2009          18            $17.31         80,744       11.8%            50.7%            14.6%            60.2%
    2010          18            $14.14         82,061       12.0%            62.8%            12.1%            72.3%
    2011           9            $13.55         66,019        9.7%            72.4%             9.4%            81.6%
    2012           6            $22.20         18,588        2.7%            75.2%             4.3%            86.0%
    2013           2            $19.51         10,100        1.5%            76.6%             2.1%            88.0%
    2014           3            $19.73          7,000        1.0%            77.7%             1.4%            89.5%
    2015           5            $20.44         23,659        3.5%            81.1%             5.1%            94.5%
    2016           5            $20.78         25,232        3.7%            84.8%             5.5%           100.0%
Thereafter         0            $ 0.00              0        0.0%            84.8%             0.0%           100.0%
   Vacant          0              NA          103,432       15.2%           100.0%             0.0%           100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       34

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                              PRIME OUTLETS POOL II

                 TENANT SUMMARY -- PRIME OUTLETS AT WILLIAMSBURG

                                                                    % OF NET                             % OF TOTAL
                                      RATINGS*       NET RENTABLE   RENTABLE   BASE RENT   ANNUAL BASE      ANNUAL        LEASE
TENANT                           MOODY'S/S&P/FITCH     AREA (SF)      AREA        PSF          RENT       BASE RENT     EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
   L.L. Bean .................        NR/NR/NR           15,970        4.6%      $16.00     $  255,520        3.0%      August 2012
   Nike ......................        A2/A+/NR           13,852        4.0       $18.00        249,336        2.9     September 2010
   Polo Ralph Lauren .........      Baa2/BBB/NR          10,045        2.9       $ 9.90         99,445        1.2      October 2011
   Reebok ....................       Baa2/NR/NR          10,000        2.9       $15.00        150,000        1.7      November 2007
   Gap .......................     Baa3/BBB-/BBB-         9,007        2.6       $24.15        217,507        2.5      October 2009
                                                        -------      -----                  ----------      -----
   TOTAL MAJOR TENANTS .......                           58,874       16.8%      $16.51     $  971,808       11.3%
NON-MAJOR TENANTS ............                          278,333       79.6       $27.52      7,658,576       88.7
                                                        -------      -----                  ----------      -----
OCCUPIED TOTAL ...............                          337,207       96.4%      $25.59     $8,630,384      100.0%
VACANT SPACE .................                           12,580        3.6
                                                        -------      -----
PROPERTY TOTAL ...............                          349,787      100.0%
                                                        =======      =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

           LEASE EXPIRATION SCHEDULE -- PRIME OUTLETS AT WILLIAMSBURG

                                                                                                          CUMULATIVE % OF
             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF     % OF BASE        BASE RENT
   YEAR        ROLLING        ROLLING         ROLLING      ROLLING*       SF ROLLING*     RENT ROLLING*       ROLLING*
-------------------------------------------------------------------------------------------------------------------------

   2006            9           $24.99         27,551          7.9%             7.9%             8.0%             8.0%
   2007           13           $24.10         59,189         16.9%            24.8%            16.5%            24.5%
   2008           14           $23.47         44,169         12.6%            37.4%            12.0%            36.5%
   2009           12           $28.07         47,143         13.5%            50.9%            15.3%            51.9%
   2010           14           $29.41         50,284         14.4%            65.3%            17.1%            69.0%
   2011            8           $21.24         39,736         11.4%            76.6%             9.8%            78.8%
   2012            4           $20.77         26,290          7.5%            84.2%             6.3%            85.1%
   2013            2           $30.66          5,358          1.5%            85.7%             1.9%            87.0%
   2014            5           $33.55         12,894          3.7%            89.4%             5.0%            92.0%
   2015            5           $38.52         11,663          3.3%            92.7%             5.2%            97.2%
   2016            2           $18.58         12,930          3.7%            96.4%             2.8%           100.0%
Thereafter         0           $ 0.00              0          0.0%            96.4%             0.0%           100.0%
  Vacant           0            NA            12,580          3.6%           100.0%             0.0%           100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       35

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                              PRIME OUTLETS POOL II

                  TENANT SUMMARY -- PRIME OUTLETS AT HAGERSTOWN

                                                                    % OF NET                             % OF TOTAL
                                     RATINGS(1)      NET RENTABLE   RENTABLE   BASE RENT   ANNUAL BASE      ANNUAL       LEASE
TENANT                           MOODY'S/S&P/FITCH     AREA (SF)      AREA        PSF          RENT       BASE RENT   EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
 Wolf Furniture(2) ...........        NR/NR/NR           66,829        13.8%     $ 0.00     $        0        0.0%     May 2009
 L.L. Bean ...................        NR/NR/NR           17,094         3.5      $13.00        222,222        3.0     April 2011
 Nike ........................        A2/A+/NR           13,425         2.8      $11.60        155,730        2.1      July 2008
 Liz Claiborne ...............      Baa2/BBB/NR          12,016         2.5      $14.00        168,224        2.3     April 2010
 Reebok/Rockport .............       Baa2/NR/NR           9,911         2.0      $18.00        178,398        2.4      July 2008
                                                        -------       -----                 ----------      -----
 TOTAL MAJOR TENANTS .........                          119,275        24.6%     $ 6.07     $  724,574        9.8%
NON-MAJOR TENANTS ............                          362,011        74.6      $18.33      6,634,854       90.2
                                                        -------       -----                 ----------      -----
OCCUPIED TOTAL ...............                          481,286        99.2%     $15.29     $7,359,428      100.0%
VACANT SPACE .................                            4,055         0.8
                                                        -------       -----
PROPERTY TOTAL ...............                          485,341       100.0%
                                                        =======       =====

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  The tenant pays percentage rent only in lieu of base rent.

            LEASE EXPIRATION SCHEDULE -- PRIME OUTLETS AT HAGERSTOWN

                                                                                                          CUMULATIVE % OF
             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF     % OF BASE        BASE RENT
   YEAR        ROLLING         ROLLING        ROLLING      ROLLING*       SF ROLLING*     RENT ROLLING*       ROLLING*
-------------------------------------------------------------------------------------------------------------------------

   2006          16            $14.50          72,215        14.9%            14.9%            14.2%            14.2%
   2007           9            $17.66          32,875         6.8%            21.7%             7.9%            22.1%
   2008          38            $17.43         141,260        29.1%            50.8%            33.5%            55.6%
   2009          11            $ 6.42          95,421        19.7%            70.4%             8.3%            63.9%
   2010          16            $18.02          58,598        12.1%            82.5%            14.3%            78.2%
   2011           5            $16.46          33,526         6.9%            89.4%             7.5%            85.7%
   2012           2            $19.32           7,730         1.6%            91.0%             2.0%            87.8%
   2013           0            $ 0.00               0         0.0%            91.0%             0.0%            87.8%
   2014           3            $23.49           9,803         2.0%            93.0%             3.1%            90.9%
   2015           3            $20.05           9,723         2.0%            95.0%             2.6%            93.6%
   2016           4            $20.58          20,135         4.1%            99.2%             5.6%            99.2%
Thereafter        1            $ 0.00               0         0.0%            99.2%             0.8%           100.0%
  Vacant          0              NA             4,055         0.8%           100.0%             0.0%           100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       36

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                              PRIME OUTLETS POOL II

o    THE LOAN. The Mortgage Loan (the "Prime Outlets Pool II Loan") is secured by first mortgages or deeds of trust encumbering three retail outlet centers located in various locations throughout the United States. The
     Prime Outlets Pool II Loan represents approximately 8.5% of the Cut-Off
     Date Pool Balance. The Prime Outlets Pool II Loan was originated on March
     31, 2006, and has an aggregate principal balance as of the Cut-Off Date of
     $150,000,000. The Prime Outlets Pool II Loan, which is evidenced by a pari passu note, dated March 31, 2006, is a portion of a whole loan with an original principal balance of $317,000,000. The other loans related to the
     Prime Outlets Pool II Loan are evidenced by two separate notes, each dated
     March 31, 2006 (the "Prime Outlets Pool II Pari Passu Companion Loan" and
     the "Prime Outlets Pool II Subordinate Companion Loan" and together, the
     "Prime Outlets Pool II Whole Loan"), with original principal balances of
     $150,000,000 and $17,000,000, respectively. The Prime Outlets Pool II Loan, the Prime Outlets Pool II Pari Passu Companion Loan and the Prime Outlets
     Pool II Subordinate Companion Loan are governed by two intercreditor and servicing agreements and will be serviced pursuant to the terms of the pooling and servicing agreement as described in the Prospectus Supplement under "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans". The Prime
     Outlets Pool II Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The Prime Outlets Pool II Loan has a remaining term of 118 months and matures on April 11, 2016. The Prime Outlets Pool II Loan may be prepaid on or after January 11, 2016, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWERS. The borrowers are Birch Run Outlets, II L.L.C., Williamsburg
     Outlets, L.L.C. and Prime Retail Finance VI, L.L.C., each a special purpose entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Prime Outlets Pool II
     Whole Loan. The sponsor of the borrowers is David Lichtenstein. Mr.
     Lichtenstein has built a portfolio of approximately 12,000 apartment units and approximately 29 million square feet of commercial and retail space in
     26 states, the District of Columbia and Puerto Rico over the past 17 years as President and Founder of The Lightstone Group.

o    THE PROPERTIES. The Mortgaged Properties consist of three Prime Retail
     Outlet Centers located in Birch Run, Michigan, Williamsburg, Virginia and
     Hagerstown, Maryland. As of January 26, 2006, the weighted average occupancy rate for the Mortgaged Properties securing the Prime Outlets Pool
     II Loan was approximately 92.1%.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

o    RECOURSE. The Prime Outlets Pool II Loan is recourse to the borrower with respect to $45,000,000 of the aggregate debt.

o    PARTIAL RELEASE. The Prime Outlets Pool II Loan prohibits the release of any of the three Mortgaged Properties during the term of the Prime Outlets
     Pool II Loan.

o    MANAGEMENT. Prime Retail Property Management, LLC, an affiliate of the sponsor, is the property manager for the Mortgaged Properties securing the
     Prime Outlets Pool II Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       37

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the
Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC
(SEC File No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest"
expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any
Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United
States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       38

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                              EASTERN SHORE CENTRE

                               [5 PHOTOS OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       39

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                              EASTERN SHORE CENTRE

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       40

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                              EASTERN SHORE CENTRE

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $73,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     4.2%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSORS                                     Frank S. Schilleci, Charlie Trotman
                                                             and Robert W. Hogan
TYPE OF SECURITY                                                             Fee
FREE RELEASE(1)                                                              Yes
PARTIAL DEFEASANCE(1)                                                        Yes
MORTGAGE RATE                                                             6.280%
MATURITY DATE                                                      June 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                        None
ORIGINAL TERM/AMORTIZATION                                               120/360
REMAINING TERM/AMORTIZATION                                              120/360
LOCKBOX(2)                                                             Springing

UP-FRONT RESERVES
   TAX/INSURANCE                                    Yes
   LEASING HOLDBACK(3)                      $11,000,000

ONGOING ANNUAL RESERVE
  TAX/INSURANCE                                     Yes
  TI/LC(4)                                      $83,073
  REPLACEMENT                                   $33,250

ADDITIONAL FINANCING(5)                                                     None

CUT-OFF DATE BALANCE                                                 $73,000,000
CUT-OFF DATE BALANCE/SF                                              $       169
CUT-OFF DATE LTV(6)                                                        69.5%
MATURITY DATE LTV(6)                                                       59.4%
UW DSCR ON NCF                                                             1.20x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                        Spanish Fort, AL
PROPERTY TYPE                                                 Retail -- Anchored
SIZE (SF)                                                                432,689
OCCUPANCY AS OF APRIL 7, 2006                                              92.8%
YEAR BUILT / YEAR RENOVATED                                              2003/NA
APPRAISED VALUE(6)                                                  $105,100,000
PROPERTY MANAGEMENT                                The Trotman Company, Inc. and
                                                The MGHerring Property Group LLC
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                           $8,942,096
UW TOTAL EXPENSES                                                     $2,289,314
UW NET OPERATING INCOME (NOI)                                         $6,652,783
UW NET CASH FLOW (NCF)                                                $6,468,378
--------------------------------------------------------------------------------

(1)  The Eastern Shore Centre Loan allows for the free release of one or more of the expansion parcels and allows for partial defeasance in connection to the AmSouth release parcel with a value of $1,200,000.

(2)  Lockbox is required if the DSC ratio, as computed by the mortgagee, is less than 1.10x for three consecutive months.

(3)  May be released prior to the third anniversary of the note date upon 95.0%
     occupancy of the center or upon achieving a DSC ratio of 1.20x for three consecutive months.

(4)  Ongoing annual TI/LC reserve is capped at $500,000.

(5)  Future secured and mezzanine debt are permitted in any combination as chosen by the borrower, subject to a maximum combined LTV ratio of 85.0%
     and a minimum combined DSC ratio of 1.10x as described in the related
     Mortgage Loan documents. Future unsecured debt is permitted subject to the delivery of letters of credit or similar obligations required pursuant to any leases as described in the related Mortgage Loan documents.

(6)  Based on the "as-stabilized" appraised value as of March 1,2007 once the
     Mortgaged Property has leased up to stabilization. The "as-is" appraised value is $99,200,000, which, net of the $11,000,000 economic hold back, yields a Cut-Off Date LTV ratio of 62.5% and a Maturity Date LTV ratio of
     51.8%.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       41

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                              EASTERN SHORE CENTRE

                                 TENANT SUMMARY

                                                             NET     % OF NET              ANNUAL    % OF TOTAL
                                           RATINGS(1)      RENTABLE  RENTABLE    BASE       BASE        ANNUAL          LEASE
TENANT                                 MOODY'S/S&P/FITCH  AREA (SF)    AREA    RENT PSF     RENT      BASE RENT       EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

ANCHOR TENANTS - ANCHOR OWNED
   Dillard's ........................      B2/BB/BB-       124,824                     ANCHOR OWNED-NOT PART OF COLLATERAL
                                                           -------
   TOTAL ANCHOR OWNED ...............                      124,824
ANCHOR TENANTS - COLLATERAL
   Belk (Ground Lease) ..............       NR/NR/NR        96,577     22.3%    $ 2.99   $  288,720      4.4%      February 2025
   Barnes & Noble ...................       NR/NR/NR        22,500      5.2     $10.22      230,000      3.5       November 2014
   Bed Bath & Beyond ................      NR/BBB/NR        19,397      4.5     $ 9.70      188,151      2.8       January 2015
                                                           -------    -----              ----------    -----
   TOTAL ANCHOR TENANTS .............                      138,474     32.0%    $ 5.10   $  706,871     10.7%
TOP 5 NON-ANCHOR TENANTS
   Pottery Barn .....................       NR/NR/NR        11,455      2.6%    $25.00   $  286,379      4.3%    Multiple Spaces(2)
   Banana Republic ..................    Baa3/BBB-/BBB-      8,815      2.0     $18.00      158,670      2.4        April 2011
   Roussos ..........................       NR/NR/NR         8,761      2.0     $22.00      192,742      2.9       December 2014
   Nouveau Spa & Salon ..............       NR/NR/NR         8,500      2.0     $20.00      170,000      2.6       December 2009
   Express ..........................     Baa2/BBB/NR        8,005      1.9     $20.00      160,104      2.4       December 2014
                                                           -------    -----              ----------    -----
   TOTAL TOP 5 NON-ANCHOR TENANTS ...                       45,536     10.5%    $21.26   $  967,895     14.6%
NON-MAJOR TENANTS ...................                      217,337     50.2     $22.71    4,935,788     74.7
                                                           -------    -----              ----------    -----
OCCUPIED COLLATERAL TOTAL ...........                      401,347     92.8%    $16.47   $6,610,554    100.0%
                                                           =======    =====              ==========    =====
VACANT SPACE ........................                       31,342      7.2
                                                           -------    -----
COLLATERAL TOTAL ....................                      432,689    100.0%
                                                           =======    =====
PROPERTY TOTAL ......................                      557,513
                                                           =======

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, approximately 11,000 square feet expire in January 2017 and approximately 455 square feet expire in May 2019.

                            LEASE EXPIRATION SCHEDULE

             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF     % OF BASE     CUMULATIVE % OF BASE
    YEAR       EXPIRING        EXPIRING      EXPIRING     EXPIRING*       SF ROLLING*     RENT ROLLING*      RENT ROLLING*
------------------------------------------------------------------------------------------------------------------------------

    2006           0           $ 0.00               0        0.0%             0.0%             0.0%               0.0%
    2007           1           $25.00           1,053        0.2%             0.2%             0.4%               0.4%
    2008           4           $21.76          11,277        2.6%             2.8%             3.7%               4.1%
    2009          14           $22.69          40,307        9.3%            12.2%            13.8%              17.9%
    2010          10           $20.71          29,042        6.7%            18.9%             9.1%              27.0%
    2011          10           $20.81          35,656        8.2%            27.1%            11.2%              38.3%
    2012           1           $32.00           1,137        0.3%            27.4%             0.6%              38.8%
    2013           0           $ 0.00               0        0.0%            27.4%             0.0%              38.8%
    2014          20           $19.96          89,013       20.6%            48.0%            26.9%              65.7%
    2015          12           $18.49          66,596       15.4%            63.3%            18.6%              84.3%
    2016           4           $24.73           9,508        2.2%            65.5%             3.6%              87.9%
Thereafter         5           $ 6.80         117,758       27.2%            92.8%            12.1%             100.0%
   Vacant          0             NA            31,342        7.2%           100.0%             0.0%             100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       42

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                              EASTERN SHORE CENTRE

o    THE LOAN. The Mortgage Loan (the "Eastern Shore Centre Loan") is secured by a first mortgage encumbering an anchored retail center located in Spanish
     Fort, Alabama. The Eastern Shore Centre Loan represents approximately 4.2%
     of the Cut-Off Date Pool Balance. The Eastern Shore Centre Loan was
     originated on June 1, 2006 and has a principal balance as of the Cut-Off
     Date of $73,000,000.

     The Eastern Shore Centre Loan has a remaining term of 120 months and matures on June 11, 2016. The Eastern Shore Centre Loan may be prepaid with the payment of a yield maintenance premium on or after July 11, 2008, and may be prepaid without payment of a yield maintenance premium on or after
     December 11, 2015.

o    THE BORROWERS. The borrowers are Eastern Shore Centre LC, LLC and Schilleci
     Del Co, LLC, each a special purpose entity and up to 35 tenants-in-common, each required to be a special purpose entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Eastern Shore Centre Loan. The sponsors of the borrowers are Frank Schilleci, Charlie Trotman and Robert Hogan. Mr. Schilleci is the
     wholesale distributor for Anheuser-Busch in 13 central Alabama counties, and has been involved in both the hotel and restaurant business in the
     Panama City, Florida area. Mr. Schilleci currently owns several shopping centers in Montgomery and Birmingham, Alabama and Panama City Beach,
     Florida. Mr. Trotman has a real estate development and management company,
     The Trotman Company, Inc., which he founded in 1990. The Trotman Company,
     Inc. focuses on retail development and management, and has developed and leased more than 3 million square feet of retail space. Mr. Hogan is a licensed real estate broker and owner of JMS Realty, LLC, as well as S&H
     Construction, LLC, a licensed general contractor in the State of Alabama.
     Mr. Hogan is experienced in both the real estate and securities industries.

o    THE PROPERTY. The Mortgaged Property is an approximately 432,689 square foot anchored retail center situated on approximately 47.6 acres. The
     Mortgaged Property was constructed in phases, beginning in 2003, with the most recent phase completed in 2004. The Mortgaged Property is located in
     Spanish Fort, Alabama within the Mobile, AL metropolitan statistical area.
     As of April 7, 2006, the occupancy rate for the Mortgaged Property securing the Eastern Shore Centre Loan was approximately 92.8%. In addition, the property is anchored by a Dillard's, which is anchor-owned and not part of the collateral.

     The largest tenant is Belk, Inc. ("Belk"), occupying approximately 96,577 square feet under a ground lease, or approximately 22.3% of the net rentable area. Belk is the largest privately owned department store company in the United States. It operates 273 fashion department stores in 15 southeastern states. The Belk lease expires in February 2025. The second largest tenant is Barnes & Noble, occupying approximately 22,500 square feet, or approximately 5.2% of the net rentable area. Barnes & Noble operates superstores and mall-based bookstores throughout the United
     States. As of April 5, 2006, Barnes & Noble operated 799 bookstores in all
     50 states. The Barnes & Noble lease expires in November 2014. The third largest tenant is Bed Bath & Beyond, occupying approximately 19,397 square feet, or approximately 4.5% of the net rentable area. Bed Bath & Beyond operates a national chain of retail stores, which sell primarily domestic merchandise, such as bed linens and related items, bath items, kitchen textiles and home furnishings, including kitchen and tabletop items, basic housewares and general home furnishings. As of May 22, 2006, Bed Bath &
     Beyond was rated "BBB" (S&P). The Bed Bath & Beyond lease expires in
     January 2015.

o    LOCKBOX ACCOUNT. At anytime during the term of the Eastern Shore Centre
     Loan, if the debt service coverage ratio, as computed by the mortgagee, falls below 1.10x for three consecutive months, the borrowers must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. The Trotman Company, Inc., an affiliate of one of the sponsors, is the leasing agent and The MGHerring Property Group LLC is the property manager for the Mortgaged Property securing the Eastern Shore Centre Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       43

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       44

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                             CHEMED CENTER LEASEHOLD

                               [4 PHOTOS OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       45

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                             CHEMED CENTER LEASEHOLD

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       46

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                             CHEMED CENTER LEASEHOLD

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $61,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     3.5%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                         Meridian Realty Investments, LLC
TYPE OF SECURITY                                                       Leasehold
MORTGAGE RATE                                                             6.130%
MATURITY DATE                                                       May 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          48
ORIGINAL TERM/AMORTIZATION                                               120/360
REMAINING TERM/AMORTIZATION                                              119/360
LOCKBOX(1)                                                             Springing

UP-FRONT RESERVES
   TAX/INSURANCE                                            Yes
   TI/LC                                             $1,000,000
   EXPANSION AREA HOLDBACK(2)                        $   91,944
   RENT RESERVE(3)                                   $  560,494
   OUTSTANDING TI/LC(4)                              $2,456,964

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                            Yes
   REPLACEMENT                                       $   82,716
   TI/LC(5)                                           Springing
   PNC ROLLOVER(6)                                   $  500,004

ADDITIONAL FINANCING(7)                                  B-Note   $15,000,000
                                                 Mezzanine Debt   $31,467,000(8)

                                                                        WHOLE
                                                     TRUST ASSET   MORTGAGE LOAN
                                                     -----------   -------------
CUT-OFF DATE BALANCE                                 $61,000,000   $76,000,000
CUT-OFF DATE BALANCE/SF                                  $111          $138
CUT-OFF DATE LTV(9)                                     53.5%         66.7%
MATURITY DATE LTV(9)                                    49.3%         61.5%
UW DSCR ON NCF                                          1.52x         1.22x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                          Cincinnati, OH
PROPERTY TYPE                                                      Office -- CBD
SIZE (SF)                                                                551,470
OCCUPANCY AS OF APRIL 17, 2006                                             82.6%
YEAR BUILT / YEAR RENOVATED                                              1990/NA
APPRAISED VALUE(9)                                                  $114,000,000
PROPERTY MANAGEMENT                          Hines Interests Limited Partnership
UW ECONOMIC OCCUPANCY                                                      82.9%
UW REVENUES                                                         $ 15,898,483
UW TOTAL EXPENSES                                                   $  8,804,068
UW NET OPERATING INCOME (NOI)                                       $  7,094,414
UW NET CASH FLOW (NCF)                                              $  6,776,793
--------------------------------------------------------------------------------

(1)  A lockbox will be required (i) upon the occurrence of an event of default or (ii) if the DSC ratio, as computed by the mortgagee, is less than 1.05x.

(2)  Proceeds will be released on a monthly basis to mimic actual rent payments in accordance with the disbursement schedule in the related Mortgage Loan documents.

(3)  Rent Abatement Escrow. Proceeds will be released on a monthly basis according to the disbursement schedule in the related Mortgage Loan documents.

(4)  Proceeds will be released upon the mortgagee's receipt of a satisfactory estoppel from each tenant.

(5)  Monthly deposits into the TI/LC Reserve will only be required when the
     TI/LC Reserve balance is reduced below its initial funding level of
     $1,000,000.

(6)  The PNC Rollover reserve commences on March 11, 2011, continues through
     February 11, 2014 and is capped at $1,500,000.

(7)  Future debt secured by the Mortgaged Property or future mezzanine debt is permitted subject to a combined maximum LTV ratio of 70.0% and combined minimum DSC ratio of 1.20x, but not both and only after the existing mezzanine debt has been fully repaid.

(8)  Existing mezzanine debt is secured by the partnership interests in both the
     Chemed Center Leasehold Loan as well as the Mortgage Loan securing the
     Chemed Center Fee Loan.

(9)  Based on the "as-stabilized" appraised value as of September 1, 2006, once
     Walgreens is in and paying rent and the additional parking spaces are constructed. The "as-is" appraised value is $108,000,000 and results in a
     Cut-Off Date LTV ratio of 56.5% and a Maturity Date LTV ratio of 52.1%.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       47

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                             CHEMED CENTER LEASEHOLD

                                 TENANT SUMMARY

                                                                    % OF NET                         % OF TOTAL
                                      RATINGS(1)      NET RENTABLE  RENTABLE  BASE RENT     ANNUAL     ANNUAL          LEASE
TENANT                             MOODY'S/S&P/FITCH    AREA (SF)     AREA       PSF      BASE RENT   BASE RENT      EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
   Dinsmore & Shohl LLP .........       NR/NR/NR         152,547      27.7%     $19.15   $2,920,871     36.4%    Multiple Spaces(2)
   PNC Bank(3) ..................        A2/A/A           86,055      15.6      $19.00    1,635,045     20.4        February 2014
   Chemed Corporation ...........      Ba3/BB-/NR         60,231      10.9      $15.54      935,873     11.7     Multiple Spaces(4)
   Katz, Teller, Brant & Hild ...       NR/NR/NR          32,334       5.9      $18.25      590,096      7.4         August 2012
   Greenebaum & McDonald.. ......       NR/NR/NR          27,418       5.0      $15.00      411,270      5.1        November 2013
                                                         -------     -----               ----------    -----
   TOTAL MAJOR TENANTS ..........                        358,585      65.0%     $18.11   $6,493,155     81.0%

NON-MAJOR TENANTS ...............                         97,136      17.6      $15.71    1,525,964     19.0
                                                         -------     -----               ----------    -----
OCCUPIED TOTAL ..................                        455,721      82.6%     $17.60   $8,019,119    100.0%
VACANT SPACE ....................                         95,749      17.4
                                                         -------     -----
PROPERTY TOTAL ..................                        551,470     100.0%
                                                         =======     =====

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, approximately 2,172 square feet expire in February 2009 and approximately 150,375 square feet expire in December
     2018.

(3)  Currently, the space is dark and has been for approximately 10 years, since
     PNC Bank moved into the adjacent PNC Center. PNC Bank has always paid full rent and expense reimbursements on this space and is anticipated to continue doing so. At various times, the space has been subleased, though it is not currently subleased.

(4)  Under the terms of multiple leases, approximately 2,119 square feet expire in October 2006 and approximately 58,112 square feet expire in April 2016.

                            LEASE EXPIRATION SCHEDULE

                                                                                                   CUMULATIVE % OF
            # OF LEASES  WA BASE RENT/SF  TOTAL SF  % OF TOTAL SF  CUMULATIVE % OF    % OF BASE      BASE RENT
    YEAR      ROLLING        ROLLING       ROLLING     ROLLING*      SF ROLLING*    RENT ROLLING*    ROLLING*
------------------------------------------------------------------------------------------------------------------

   2006          4            $11.98         9,958       1.8%             1.8%            1.5%           1.5%
   2007          1            $13.75         1,393       0.3%             2.1%            0.2%           1.7%
   2008          0            $ 0.00             0       0.0%             2.1%            0.0%           1.7%
   2009          6            $16.37        29,415       5.3%             7.4%            6.0%           7.7%
   2010          2            $13.91        10,988       2.0%             9.4%            1.9%           9.6%
   2011          1            $17.50         5,739       1.0%            10.4%            1.3%          10.9%
   2012          2            $17.19        46,969       8.5%            18.9%           10.1%          21.0%
   2013          3            $15.05        45,797       8.3%            27.2%            8.6%          29.6%
   2014          1            $19.00        86,055      15.6%            42.9%           20.4%          49.9%
   2015          0            $ 0.00             0       0.0%            42.9%            0.0%          49.9%
   2016          2            $15.74        58,112      10.5%            53.4%           11.4%          61.3%
Thereafter       4            $19.22       161,295      29.2%            82.6%           38.7%         100.0%
   Vacant        0             NA           95,749      17.4%           100.0%            0.0%         100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       48

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                             CHEMED CENTER LEASEHOLD

o    THE LOAN. The Mortgage Loan (the "Chemed Center Leasehold Loan") is secured by a first lien leasehold interest in an office building located in
     Cincinnati, Ohio. The Chemed Center Leasehold Loan represents approximately
     3.5% of the Cut-Off Date Pool Balance. The Chemed Center Leasehold Loan was
     originated on April 17, 2006, and has a principal balance as of the Cut-Off
     Date of $61,000,000. The Chemed Center Leasehold Loan, which is evidenced by a senior note, dated April 17, 2006, is the senior portion of a whole loan with an original principal balance of $76,000,000. The subordinate companion loan related to the Chemed Center Leasehold Loan is evidenced by a separate subordinate note, dated April 17, 2006, with an original principal balance of $15,000,000 (the "Chemed Center Leasehold Companion
     Loan" and, together with the Chemed Center Leasehold Loan, the "Chemed
     Center Leasehold Whole Loan"). The Chemed Center Leasehold Companion Loan
     is not an asset of the Trust Fund. The Chemed Center Leasehold Loan and the
     Chemed Center Leasehold Companion Loan will be governed by an intercreditor and servicing agreement, as described in the Prospectus Supplement under
     "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans" and will be serviced pursuant to the terms of the pooling and servicing agreement. The Chemed
     Center Leasehold Loan provides for interest-only payments for the first 48 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The Chemed Center Leasehold Loan has a remaining term of 119 months and matures on May 11, 2016. The Chemed Center Leasehold Loan may be prepaid on or after January 11, 2016, and permits defeasance with United States government obligations beginning four years after its first payment date.

o    THE BORROWER. The borrower is MRI Chemed, LLC, a special purpose entity, and up to 35 tenants-in-common, each required to be a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Chemed Center Leasehold Loan. The sponsor of the borrower is Meridian Realty Investments, LLC, the real estate investment arm of the Meridian Companies, a Boston-based firm formed in the 1980s to provide tax-advantaged real estate investment opportunities for corporate and individual clients.

o    THE PROPERTY. The Mortgaged Property is an approximately 551,470 square foot office building situated on approximately 2.5 acres. The Mortgaged
     Property was constructed in 1990. The Mortgaged Property is located in
     Cincinnati, Ohio. As of April 17, 2006, the occupancy rate for the
     Mortgaged Property securing the Chemed Center Leasehold Loan was approximately 82.6%.

     The largest tenant is Dinsmore & Shohl LLP ("Dinsmore"), occupying approximately 152,547 square feet, or approximately 27.7% of the net rentable area. Dinsmore is a full-service law firm with over 280 attorneys practicing in eight offices in four states. The Dinsmore lease expires in various years with 2,172 square feet expiring in February 2009 and 150,375 square feet expiring in December 2018. The second largest tenant is PNC
     Bank ("PNC"), leasing approximately 86,055 square feet, or approximately
     15.6% of the net rentable area. PNC is not currently in occupancy of their space, but has been current with all rent, and occupies the adjoining building, The PNC Center, on a single-tenant basis. PNC is a financial services company with assets of approximately $92.0 billion. PNC has a diversified business mix, which includes a regional banking franchise operating primarily in eight states and the District of Columbia, specialized financial businesses serving companies and government entities, and leading asset management and processing businesses. As of May 22, 2006,
     PNC was rated "A" (S&P), "A2" (Moody's) and "A" (Fitch). The PNC lease expires in February 2014. The third largest tenant is Chemed Corporation
     ("Chemed"), occupying approximately 60,231 square feet, or approximately
     10.9% of the net rentable area. The Mortgaged Property serves as the headquarters location for Chemed which operates two wholly-owned subsidiaries, VITAS Healthcare Corporation ("VITAS") and Roto-Rooter. VITAS
     is the nation's largest provider of end-of-life hospice care and
     Roto-Rooter is the nation's leading provider of plumbing and drain cleaning services. As of May 22, 2006, Chemed was rated "Ba3" (Moody's) and "BB-"
     (S&P). The Chemed lease expires in October 2006 for 2,119 square feet and in April 2016 for the remainder of the square footage.

o    LOCKBOX. At any time during the term of the Chemed Center Leasehold Loan,
     (i) upon the occurrence of an event of default under the related Mortgage
     Loan documents or the ground lease or (ii) if the debt service coverage ratio, as computed by the mortgagee, falls below 1.05x, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee-designated lockbox.

o    MEZZANINE DEBT. A mezzanine loan in the amount of $31,467,000 was provided by One Cleveland Finance, LLC and Bankers Life and Casualty Company, an
     Illinois corporation, on April 17, 2006. The mezzanine loan is not an asset of the Trust Fund and is secured by a pledge in the equity interests in the borrowers for the Chemed Center Leasehold Loan and the

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       49

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                             CHEMED CENTER LEASEHOLD

     Chemed Center Fee Loan. The mezzanine loan carries a fixed interest rate of
     10.0% and matures upon the earlier of (i) one year from the note date or
     (ii) the date of the last tenant-in-common sale.

o    MANAGEMENT: Hines Interests Limited Partnership ("Hines"), a subsidiary of
     Hines Development, the original developer and previous owner of the
     Mortgaged Property, is the property manager for the Mortgaged Property securing the Chemed Center Leasehold Loan. Hines has managed and operated the Mortgaged Property since construction. Hines is a privately owned, international real estate firm that has provided service to its clients and investors for nearly 50 years. Hines has over 93 million square feet under management including the Chemed Center Leasehold Loan and the adjacent PNC
     Center.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       50

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                                TAN-TAR-A RESORT

                               [7 PHOTOS OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       51

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                                TAN-TAR-A RESORT

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       52

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                                TAN-TAR-A RESORT

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $49,900,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.8%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                              Columbia Sussex Corporation
TYPE OF SECURITY                                                            Both
MORTGAGE RATE                                                             6.710%
MATURITY DATE                                                      June 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST-ONLY PERIOD                                                        None
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          120 / 360
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX/INSURANCE                               Yes
   ENGINEERING                          $   42,500

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                               Yes
   FF&E(1)                              $1,147,278
   SEASONALITY(2)                       $  600,000

ADDITIONAL FINANCING                        B-Note                    $5,500,000

                                                                       WHOLE
                                                     TRUST ASSET   MORTGAGE LOAN
                                                     -----------   -------------
CUT-OFF DATE BALANCE                                 $49,900,000    $55,400,000
CUT-OFF DATE BALANCE/ROOM                            $   100,402    $   111,469
CUT-OFF DATE LTV                                            74.1%          82.3%
MATURITY DATE LTV                                           64.2%          71.2%
UW DSCR ON NCF                                              1.59x          1.44x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                         Osage Beach, MO
PROPERTY TYPE                                        Hospitality -- Full Service
SIZE (ROOMS)                                                                 497
OCCUPANCY AS OF MARCH 31, 2006(3)                                          66.2%
YEAR BUILT / YEAR RENOVATED                                          1960 / 2003
APPRAISED VALUE                                                      $67,300,000
PROPERTY MANAGEMENT                                  Columbia Sussex Corporation
UW ECONOMIC OCCUPANCY                                                      62.2%
UW REVENUES                                                          $28,681,959
UW TOTAL EXPENSES                                                    $21,446,730
UW NET OPERATING INCOME (NOI)                                        $ 7,235,229
UW NET CASH FLOW (NCF)                                               $ 6,163,040
--------------------------------------------------------------------------------

(1)   Ongoing annual FF&E reserve is $1,147,278 for the first loan year and
      4.0% of yearly gross revenues thereafter.

(2)   The seasonality reserve is collected during June, July and August at
      $200,000 a month for a total of $600,000 in reserves. This is to be distributed through the payment waterfall to cover any debt service shortfall in any month, except in the months collected. Should the cashflow from the property produce enough to cover all reserves and expenses, the seasonality reserve is not used and remains in the reserve account.

(3)   Trailing 12-month occupancy as of March 31, 2006.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       53

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                                TAN-TAR-A RESORT

--------------------------------------------------------------------------------
                                FACILITY SUMMARY
--------------------------------------------------------------------------------
GUESTROOM MIX                                                       NO. OF ROOMS
--------------------------------------------------------------------------------
King ............................................................            100
Queen/Queen .....................................................             65
Double/Double ...................................................            244
Queen ...........................................................              6
Suites ..........................................................             66
Parlor Rooms ....................................................              3
Accessible ......................................................             13
                                                                             ---
   TOTAL ........................................................            497
                                                                             ===

MEETING/BALLROOM SPACES                                              SQUARE FEET
--------------------------------------------------------------------------------
Meeting Rooms 60-77 .............................................          7,266
Grand Ballroom ..................................................         23,160
Parasol 1 Room ..................................................          2,916
Parasol 2 Room ..................................................          1,842
Crystal Ballroom ................................................          5,743
Earthwinds Room .................................................            468
Auditorium ......................................................          1,664
Windgate Plaza ..................................................          2,700
Windgate Hall ...................................................         30,000
Northwinds Hall .................................................          8,800
Drawing Room Terrance ...........................................          1,344
Suite G .........................................................          3,132
Magnolia Room ...................................................            460
Dogwood Room ....................................................            211
                                                                          ------
   TOTAL ........................................................         89,706
                                                                          ======

FOOD AND BEVERAGE                                                        SEATING
--------------------------------------------------------------------------------
Windrose Restaurant .............................................             48
Black Bear Lodge & Lounge .......................................            184
Mr. D's .........................................................             70
Food Court ......................................................            118
The Oaks Restaurant & Lounge (Seasonal) .........................             60
The Jetty (Seasonal) ............................................            N/A
Java Lakes ......................................................             16
                                                                             ---
                                                                             496
                                                                             ===
OTHER AMENITIES
--------------------------------------------------------------------------------
Other amenities include 27 holes of golf, marina, waterpark, two outdoor swimming pools, one indoor swimming pool, health club, spa, horseback riding trails, outdoor tennis courts, bowling alley, gameroom, miniature golf course, chapel, a shopping arcade, a children's activity center and business center.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FINANCIAL SCHEDULE
--------------------------------------------------------------------------------
Year ............................................................           2005
Latest Period ...................................................        YE 2005
Occupancy .......................................................          62.6%
ADR .............................................................        $105.12
REVPAR ..........................................................         $65.83
UW Occupancy ....................................................          62.2%
UW ADR ..........................................................        $105.48
UW REVPAR .......................................................         $65.57
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       54

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                                TAN-TAR-A RESORT

o    THE LOAN. The Mortgage Loan (the "Tan-Tar-A Resort Loan") is secured by a first mortgage encumbering a full service hotel located in Osage Beach,
     Missouri. The Tan-Tar-A Resort Loan represents approximately 2.8% of the
     Cut-Off Date Pool Balance. The Tan-Tar-A Resort Loan was originated on May
     12, 2006, and has a principal balance as of the Cut-Off Date of
     $49,900,000. The TanTar-A Resort Loan, which is evidenced by a senior note, dated May 12, 2006, is the senior portion of a whole loan with an original principal balance of $55,400,000. The subordinate companion loan related to the Tan-Tar-A Resort Loan is evidenced by a separate subordinate note, dated May 12, 2006, with an original principal balance of $5,500,000 (the
     "Tan-Tar-A Resort Companion Loan" and, together with the Tan-Tar-A Resort
     Loan, the "Tan-Tar-A Resort Whole Loan"). The Tan-Tar-A Resort Companion
     Loan is not an asset of the Trust Fund. The Tan-Tar-A Resort Loan and the
     Tan-Tar-A Companion Loan will be governed by an intercreditor and servicing agreement, as described in the Prospectus Supplement under "DESCRIPTION OF
     THE MORTGAGE POOL--Co-Lender Loans" and will be serviced pursuant to the terms of the pooling and servicing agreement.

     The Tan-Tar-A Resort Loan has a remaining term of 120 months and matures on
     June 11, 2016. The Tan-Tar-A Resort Loan may be prepaid on or after April
     11, 2016, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is Columbia Properties Ozarks, Ltd., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Tan-Tar-A Resort Loan.
     The sponsor of the borrower is Columbia Sussex Corporation ("Columbia
     Sussex"), one of the largest privately held hotel owners in the United
     States. Columbia Sussex owns 83 hotels, with approximately 27,612 rooms in
     30 states throughout the United States and the Cayman Islands. Columbia
     Sussex also owns and operates nine hotel/casinos, including five in the state of Nevada. Columbia Sussex has experience in both ground-up construction and redevelopment/re-flagging of hotel assets throughout the country.

o    THE PROPERTY. The Mortgaged Property is a full service hotel, containing
     497 rooms and approximately 89,706 square feet of meeting space situated on approximately 237.0 acres. The Mortgaged Property is located in Osage
     Beach, Missouri on the Lake of the Ozarks, approximately 55 miles from
     Jefferson City, Missouri. The amenities at the Mortgaged Property include six food and beverage outlets, 27 holes of golf, a marina, an indoor waterpark, two outdoor swimming pools, one indoor swimming pool, a health club and spa, horseback riding, outdoor tennis courts, a boat dock and pier, a barbecue and picnic area, an on-site leasing office, a bowling alley, a game room, a miniature golf course, a shopping arcade and a business center. Based upon the trailing 12-month period ending March 31,
     2006, the occupancy rate for the Mortgaged Property securing the Tan-Tar-A
     Resort Loan was approximately 66.2%.

o    LOCK BOX ACCOUNT. All revenue with respect to the Mortgaged Property will be deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. Columbia Sussex Corporation, an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the Tan-Tar-A
     Resort Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       55

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       56

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                                  LINCOLN PLACE

                               [6 PHOTOS OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       57

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                                  LINCOLN PLACE

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       58

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                                  LINCOLN PLACE

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $49,600,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.8%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                        Allen Silverman/The Andalex Group
TYPE OF SECURITY                                                       Leasehold
MORTGAGE RATE                                                             5.870%
MATURITY DATE                                                      June 11, 2016
AMORTIZATION TYPE                                                            ARD
INTEREST ONLY PERIOD                                                          84
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          120 / 360
LOCKBOX                                                                      Yes

UP-FRONT RESERVES                        None

ONGOING ANNUAL RESERVES
   TAX/INSURANCE(1)                 Springing
   REPLACEMENT(1)                   Springing
   GROUND LEASE(2)                  Springing

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $49,600,000
CUT-OFF DATE BALANCE/SF                                                     $355
CUT-OFF DATE LTV                                                           80.0%
MATURITY DATE LTV                                                          77.0%
UW DSCR ON NCF                                                             1.20x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                         Miami Beach, FL
PROPERTY TYPE                                                      Office -- CBD
SIZE (SF)                                                                139,887
OCCUPANCY AS OF FEBRUARY 15, 2006                                         100.0%
YEAR BUILT / YEAR RENOVATED                                            2002 / NA
APPRAISED VALUE                                                      $62,000,000
PROPERTY MANAGEMENT                                               TAG Management
UW ECONOMIC OCCUPANCY                                                     100.0%
UW REVENUES                                                           $4,231,122
UW TOTAL EXPENSES                                                             $0
UW NET OPERATING INCOME (NOI)                                         $4,231,122
UW NET CASH FLOW (NCF)                                                $4,217,134
--------------------------------------------------------------------------------

(1)  Ongoing annual tax, insurance and replacement reserves will be required upon an event of default or upon certain other conditions as specified in the related Mortgage Loan documents.

(2)  Ongoing annual deposits of $300,000 into the ground lease reserve will only be required if (i) an event of default has occurred and is continuing, (ii)
     a default under the ground lease has occurred and is continuing or (iii)
     other conditions, as specified in the related Mortgage Loan documents, are not maintained.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       59

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                                  LINCOLN PLACE

                                 TENANT SUMMARY

                                                          NET    % OF NET                          % OF TOTAL
                                       RATINGS(1)      RENTABLE  RENTABLE  BASE RENT     ANNUAL   ANNUAL BASE      LEASE
TENANT                             MOODY'S/S&P/FITCH  AREA (SF)    AREA       PSF      BASE RENT      RENT      EXPIRATION
---------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
   LNR Property Corporation(2)...      Caa1/B+/NR      139,887    100.0%     $30.25   $4,231,122     100.0%    October 2020
                                                       -------    -----               ----------     -----
   PROPERTY TOTAL................                      139,887    100.0%     $30.25   $4,231,122     100.0%
                                                       =======    =====               ==========     =====

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  LNR Partners, Inc., an affiliate of the tenant, is the Special Servicer with respect to the transaction. See "RISK FACTORS--Potential Conflicts of
     Interest" in the Prospectus Supplement.

                            LEASE EXPIRATION SCHEDULE

                                                                    CUMULATIVE     % OF        CUMULATIVE
         # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF     % OF SF    BASE RENT     % OF BASE
YEAR       ROLLING         ROLLING        ROLLING      ROLLING*      ROLLING*     ROLLING*   RENT ROLLING*
----------------------------------------------------------------------------------------------------------

2020          3             $30.25        139,887       100.0%        100.0%       100.0%        100.0%
Vacant        0                 NA              0         0.0%        100.0%         0.0%        100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       60

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                                  LINCOLN PLACE

o    THE LOAN: The Mortgage Loan (the "Lincoln Place Loan") is secured by a first leasehold mortgage in an office building located in Miami Beach,
     Florida. The Lincoln Place Loan represents approximately 2.8% of the
     Cut-Off Date Pool Balance. The Lincoln Place Loan was originated on May 25,
     2006, and has a principal balance as of the Cut-Off Date of $49,600,000.
     The Lincoln Place Loan provides for interest only payments for the first 84 months of its term, and thereafter fixed monthly payments of principal and interest.

     The Lincoln Place Loan has a remaining term of 120 months to its anticipated repayment date of June 11, 2016. The Lincoln Place Loan may be prepaid on or after April 11, 2016, and permits defeasance with United
     States government obligations beginning two years after the Closing Date.

o    THE BORROWER: The borrower is TAG Lincoln Place LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Lincoln Place Loan. The sponsor is Allen Silverman who formed The Andalex Group ("Andalex") in 1989. Based in New York, Andalex is a full-service real estate organization that specializes in the acquisition, development, asset management and leasing of office buildings in various cities throughout the United States.

o    THE PROPERTY: The Mortgaged Property is an approximately 139,887 square foot office building situated on approximately 1.5 acres. The Mortgaged
     Property was constructed in 2002 and is located in Miami Beach, Florida.

     As of February 15, 2006, the Mortgaged Property securing the Lincoln Place
     Loan was 100.0% leased to LNR Property Corporation ("LNR"), pursuant to a master lease with a 15-year term. The LNR lease expires in October 2020.
     LNR is a real estate investment and management company spun off from home builder Lennar in 1997. LNR owns and manages a portfolio of approximately
     40 office, industrial, hotel and multifamily properties and approximately
     700 acres of commercial land. LNR invests directly in real estate properties by acquiring, developing, repositioning, managing and selling commercial properties. LNR also acquires portfolios of unrated and non-investment-grade commercial mortgage-backed securities and originates high-yield mortgage loans. As of June 7, 2006, LNR was rated "Caa1"
     (Moody's) and "B+" (S&P).

o    LOCK BOX ACCOUNT: All tenant payments due under the master lease are deposited into a mortgagee-designated lockbox account.

o    HYPER-AMORITZATION. Commencing on the anticipated repayment date of June
     11, 2016, if the Lincoln Place Loan is not paid in full, the Lincoln Place
     Loan enters into a hyper-amortization period through June 11, 2036. The interest rate applicable to the Lincoln Place Loan during such hyper-amortization period will increase to the greater of 5.0% over the mortgage rate or 5.0% over the treasury rate, increasing 0.25% annually, as specified in the related Mortgage Loan documents.

o    MANAGEMENT: TAG Management, an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the Lincoln Place Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       61

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       62

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                                CHEMED CENTER FEE

                               [4 PHOTOS OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       63

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                                CHEMED CENTER FEE

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       64

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                                CHEMED CENTER FEE

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $45,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.6%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                         Meridian Realty Investments, LLC
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             6.030%
MATURITY DATE                                                       May 11, 2016
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           119 / IO
LOCKBOX(1)                                                             Springing

UP-FRONT RESERVES                     $572,606
   INTEREST(2)
ONGOING ANNUAL RESERVES
   TAX/INSURANCE(3)                  Springing

ADDITIONAL FINANCING            Mezzanine Debt                    $31,467,000(4)

CUT-OFF DATE BALANCE                                              $   45,000,000
CUT-OFF DATE BALANCE/SF                                           $           82
CUT-OFF DATE LTV                                                           92.6%
MATURITY DATE LTV                                                          92.6%
UW DSCR ON NCF(5)                                                          1.05x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                          Cincinnati, OH
PROPERTY TYPE                                                     Land -- Office
SIZE (SF)(6)                                                             551,470
OCCUPANCY AS OF APRIL 17, 2006(7)                                         100.0%
YEAR BUILT / YEAR RENOVATED                                            1990 / NA
APPRAISED VALUE                                                      $48,600,000
PROPERTY MANAGEMENT                                      Hines Interests Limited
                                                                     Partnership
UW ECONOMIC OCCUPANCY                                                     100.0%
UW REVENUES(5)                                                        $2,837,310
UW TOTAL EXPENSES                                                     $        0
UW NET OPERATING INCOME (NOI)(5)                                      $2,837,310
UW NET CASH FLOW (NCF)(5)                                             $2,837,310
--------------------------------------------------------------------------------

(1)  Lockbox is required (i) upon the occurrence of an event of default or (ii)
     if the DSC ratio, as computed by the mortgagee, is less than 1.05x.

(2)  As the underwritten net cash flow is a reflection of the average ground rent payments over the term of the Chemed Center Fee Loan, the initial ground rent payments for the first three years are insufficient to produce a 1.00x DSC ratio. The interest reserve was established to cover the debt service shortfall during the initial three years and funds will be released on a monthly basis until the ground rent steps to a level that produces a minimum DSC ratio of 1.00x in month 37 of the term of the Chemed Center Fee
     Loan.

(3)  Ongoing annual tax and insurance reserves will be required upon an event of default or upon certain other conditions as specified in the related
     Mortgage Loan documents.

(4)  Existing mezzanine debt is secured by the partnership interests in both the
     Chemed Center Fee Loan and the Chemed Center Leasehold Loan.

(5)  Reflects the average lease payment over the term of the Chemed Center Fee
     Loan.

(6)  The square footage is assumed to be equal to that of the improvements constructed on the land.

(7)  The occupancy percent is a reflection of the single office ground lease tenant MRI Chemed, LLC and does not represent the occupancy of the office building improvements.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                              WACHOVIA SECURITIES

             CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       65

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                                CHEMED CENTER FEE

THE LOAN. The Mortgage Loan (the "Chemed Center Fee Loan") is secured by a first mortgage fee interest in land improved with an office building located in
Cincinnati, Ohio. The Chemed Center Fee Loan represents approximately 2.6% of the Cut-Off Date Pool Balance. The Chemed Center Fee Loan was originated on
April 17, 2006, and has a principal balance as of the Cut-Off Date of
$45,000,000. The Chemed Center Fee Loan provides for interest-only payments for its entire term.

The Chemed Center Fee Loan has a remaining term of 119 months and matures on May
11, 2016. The Chemed Center Fee Loan may be prepaid on or after January 11,
2016, and permits defeasance with United States government obligations beginning four years after its first payment date.

                 EXHIBIT A: CHEMED CENTER FEE LOAN RENT SCHEDULE

                           GROUND LEASE RENT SCHEDULE

                                                DEBT SERVICE
                       LEASE   MINIMUM ANNUAL    COVERAGE
                        YEAR    RENT PAYMENT      RATIO*
                       -------------------------------------
                         1       $2,475,000        0.91x
                         2       $2,549,250        0.94x
                         3       $2,625,727        0.97x
                         4       $2,704,499        1.00x
                         5       $2,785,634        1.03x
                         6       $2,869,203        1.06x
                         7       $2,955,279        1.09x
                         8       $3,043,937        1.12x
                         9       $3,135,256        1.16x
                        10       $3,229,313        1.19x
                        11       $3,326,187        1.23x
                        12       $3,425,978        1.26x
                        13       $3,528,757        1.30x
                        14       $3,546,401        1.31x

* As the underwritten net cash flow is a reflection of the average ground rent payments over the term of the Chemed Center Fee Loan, the initial ground rent payments for the first three years are not sufficient to produce a 1.00x DSC ratio. An interest reserve was established to cover the debt service shortfall during the initial three years and funds will be released on a monthly basis until the ground rent steps to a level that produces a minimum DSC ratio at
1.00x in month 37 of the Chemed Center Fee Loan.

THE BORROWER. The borrower is 255 Fifth Limited Partnership, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Chemed Center Fee Loan. The sponsor is
Meridian Realty Investments, LLC, the real estate investment arm of the Meridian
Companies, a Boston-based firm formed in the 1980s to provide tax-advantaged real estate investment opportunities for corporate and individual clients.

THE PROPERTY. The Mortgaged Property is an approximately 2.5 acre parcel of land. The Mortgaged Property is improved with an approximately 551,470 square foot office building, which is not part of the collateral for the Chemed Center
Fee Loan. The improvements upon the Mortgaged Property were constructed in 1990.
The Mortgaged Property is located in Cincinnati, Ohio.

The Mortgaged Property is leased to MRI Chemed, LLC pursuant to a 99-year ground lease that expires in April 2105. Rent payments due under the ground lease are paid monthly pursuant to the schedule in Exhibit A. Minimum annual rent payments due in lease years 15 through 28 are fixed at $3,634,620 and, throughout the remaining term, increase at 1.0% per year over the immediately preceding lease year's minimum annual rent.

LOCKBOX. At any time during the term of the Chemed Center Fee Loan, (i) upon the occurrence of an event of default under the related Mortgage Loan documents or the ground lease or (ii) if the debt service coverage ratio, as computed by the mortgagee, falls below 1.05x, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases will be directly deposited into a mortgagee-designated lockbox.

MEZZANINE DEBT. A mezzanine loan in the amount of $31,467,000 was provided by
One Cleveland Finance, LLC and Bankers Life and Casualty Company, an Illinois
corporation, on April 17, 2006. The mezzanine loan is not an asset of the Trust
Fund and is secured by a pledge in the equity interests in the borrowers for the
Chemed Center Fee Loan and the Chemed Center Leasehold Loan. The mezzanine loan carries a fixed interest rate of 10.0% and matures upon the earlier of (i) one year from the note date or (ii) the date of the last tenant-in-common sale with respect to the Chemed Center Leasehold Loan.

MANAGEMENT. Hines Interests Limited Partnership ("Hines"), a subsidiary of Hines
Development, the original developer and previous owner of the building improvements constructed on the Mortgaged Property securing the Chemed Center
Fee Loan, is the property manger for the Mortgaged Property securing the Chemed
Center Fee Loan. Hines has managed and operated the Mortgaged Property since construction. Hines is a privately owned, international real estate firm that has provided service to its clients and investors for nearly 50 years. Hines has over 93 million square feet under management including the Chemed Center
Leasehold Loan and the adjacent PNC Center.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

             CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       66

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                               4 BECKER FARM ROAD

                               [6 PHOTOS OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

             CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       67

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                               4 BECKER FARM ROAD

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

             CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       68

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                               4 BECKER FARM ROAD

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $43,000,000
PERCENTAGE OF CUT-OFF DATE POOL                                             2.5%
BALANCE
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                   Mack-Cali Realty, L.P.
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             6.270%
MATURITY DATE                                                       May 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          119 / 360
LOCKBOX                                                                     None

UP-FRONT RESERVES
   TAX                                              Yes
   ENGINEERING                               $  112,500
   FREE RENT(1)                              $2,767,695
   OUTSTANDING TI/LC                         $2,871,289

ONGOING ANNUAL RESERVES
   TAX                                              Yes
   INSURANCE(2)                               Springing
   REPLACEMENT                               $   42,264
   TI/LC(3)                                  $  140,880

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $43,000,000
CUT-OFF DATE BALANCE/SF                                              $       153
CUT-OFF DATE LTV                                                           79.9%
MATURITY DATE LTV                                                          75.1%
UW DSCR ON NCF                                                            1.23 x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                            Roseland, NJ
PROPERTY TYPE                                                 Office -- Suburban
SIZE (SF)                                                                281,762
OCCUPANCY AS OF MAY 1, 2006                                                88.1%
YEAR BUILT / YEAR RENOVATED                                          1984 / 2000
APPRAISED VALUE                                                      $53,800,000
PROPERTY MANAGEMENT                                     The Gale Company, L.L.C.
UW ECONOMIC OCCUPANCY                                                      92.5%
UW REVENUES                                                          $ 6,710,288
UW TOTAL EXPENSES                                                    $ 2,686,213
UW NET OPERATING INCOME (NOI)                                        $ 4,024,076
UW NET CASH FLOW (NCF)                                               $ 3,923,752
--------------------------------------------------------------------------------

(1)  In connection with the execution of the J.H. Cohn LLP and Rothstein Kass &
     Company P.C. leases, a free rent period was negotiated and funds were escrowed in association with this free rent period.

(2)  Ongoing annual insurance reserve will be required upon the occurrence of an event of default or upon certain other conditions as specified in the related Mortgage Loan documents.

(3)  The TI/LC reserve is capped at $1,127,040.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

             CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       69

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                               4 BECKER FARM ROAD

                                 TENANT SUMMARY

                                                           NET     % OF NET                          % OF TOTAL
                                          RATINGS*       RENTABLE  RENTABLE  BASE RENT  ANNUAL BASE    ANNUAL
TENANT                               MOODY'S/S&P/FITCH  AREA (SF)    AREA       PSF         RENT      BASE RENT  LEASE EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
   J.H. Cohn, LLP .................      NR/NR/NR        132,450     47.0%     $26.53    $3,513,896     55.9%      December 2020
   Rothstein Kass & Company P.C. ..      NR/NR/NR         74,227     26.3      $23.49     1,743,592     27.7       October 2017
   Curtiss-Wright Corporation .....      NR/NR/NR         23,543      8.4      $26.55       624,952      9.9       February 2013
   Countrywide Home Loans .........       A3/A/A           7,268      2.6      $24.00       174,432      2.8       February 2009
   ADP Inc. .......................     Aaa/AAA/NR         6,288      2.2      $23.00       144,624      2.3        March 2009
                                                         -------    -----                ----------    -----
   TOTAL MAJOR TENANTS ............                      243,776     86.5%     $25.44    $6,201,496     98.6%
NON-MAJOR TENANTS .................                        4,402      1.6      $19.87        87,448      1.4
                                                         -------    -----                ----------    -----
OCCUPIED TOTAL ....................                      248,178     88.1%     $25.34    $6,288,944    100.0%
VACANT SPACE ......................                       33,584     11.9
                                                         -------    -----
PROPERTY TOTAL ....................                      281,762    100.0%
                                                         =======    =====

*    Certain ratings are those of the parent company whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

               # OF    WA BASE                             CUMULATIVE      % OF       CUMULATIVE
              LEASES   RENT/SF   TOTAL SF    % OF TOTAL       % OF      BASE RENT     % OF BASE
   YEAR      ROLLING   ROLLING    ROLLING   SF ROLLING*   SF ROLLING*   ROLLING*    RENT ROLLING*
-------------------------------------------------------------------------------------------------

   2006         1       $10.00      1,300       0.5%           0.5%        0.2%           0.2%
   2007         0       $ 0.00          0       0.0%           0.5%        0.0%           0.2%
   2008         1       $24.00      3,102       1.1%           1.6%        1.2%           1.4%
   2009         2       $23.54     13,556       4.8%           6.4%        5.1%           6.5%
   2010         0       $ 0.00          0       0.0%           6.4%        0.0%           6.5%
   2011         0       $ 0.00          0       0.0%           6.4%        0.0%           6.5%
   2012         0       $ 0.00          0       0.0%           6.4%        0.0%           6.5%
   2013         3       $26.55     23,543       8.4%          14.7%        9.9%          16.4%
   2014         0       $ 0.00          0       0.0%          14.7%        0.0%          16.4%
   2015         0       $ 0.00          0       0.0%          14.7%        0.0%          16.4%
   2016         0       $ 0.00          0       0.0%          14.7%        0.0%          16.4%
Thereafter      6       $25.44    206,677      73.4%          88.1%       83.6%         100.0%
  Vacant        0           NA     33,584      11.9%         100.0%        0.0%         100.0%

*     Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       70

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                               4 BECKER FARM ROAD

o    THE LOAN. The Mortgage Loan (the "4 Becker Farm Road Loan") is secured by a first fee mortgage in an office building located in Roseland, New Jersey.
     The 4 Becker Farm Road Loan represents approximately 2.5% of the Cut-Off
     Date Pool Balance. The 4 Becker Farm Road Loan was originated on May 9,
     2006, and has a principal balance as of the Cut-Off Date of $43,000,000.
     The 4 Becker Farm Road Loan provides for interest-only payments for the first 60 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The 4 Becker Farm Road Loan has a remaining term of 119 months and matures on May 11, 2016. The 4 Becker Farm Road Loan may be prepaid on or after
     February 11, 2016, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is 4 Becker SPE LLC, a special purpose entity.
     The sponsor of the borrower is Mack-Cali Realty, L.P. ("Mack-Cali"), a real estate investment trust with a total market capitalization of approximately
     $5.9 billion. Mack-Cali owns and manages approximately $33.7 million square feet of Class A office space, located primarily in the Northeast, serving approximately 2,300 tenants.

o    THE PROPERTY. The Mortgaged Property is an approximately 281,762 square foot office building situated on approximately 6.0 acres. The Mortgaged
     Property was constructed in 1984 and renovated in 2000. The Mortgaged
     Property is located in Roseland, New Jersey within the New York -- Northern
     New Jersey -- Long Island, NY-NJ-PA metropolitan statistical area. As of
     May 1, 2006, the occupancy rate for the Mortgaged Property securing the 4
     Becker Farm Road Loan was approximately 88.1%.

     The largest tenant is J.H. Cohn, LLP ("J.H. Cohn"), occupying approximately
     132,450 square feet, or approximately 47.0% of the net rentable area. J.H.
     Cohn is the largest independently owned accounting and consulting firm in the New York area. The J.H. Cohn lease expires in December 2020. The second largest tenant is Rothstein Kass & Company P.C. ("Rothstein Kass"), occupying approximately 74,227 square feet, or approximately 26.3% of the net rentable area. Rothstein Kass is an international accounting, tax and auditing firm. Rothstein Kass has operations in California, Colorado, New
     Jersey, New York and Texas, as well as the Cayman Islands. The Rothstein
     Kass lease expires in October 2017. The third largest tenant is
     Curtiss-Wright Corporation ("Curtiss-Wright"), occupying approximately
     23,543 square feet, or approximately 8.4% of the net rentable area.
     Curtiss-Wright is a publicly traded (NYSE: CW) engineering firm that designs, manufactures and overhauls precision components and sytems.
     Curtiss-Wright provides highly technical engineering services to the aerospace, automotive, shipbuilding, oil, petrochemical and power generation industries. The Curtiss-Wright lease expires in February 2013.

o    LOCK BOX ACCOUNT. The Mortgage Loan documents do not require a lockbox account.

o    MANAGEMENT. The Gale Company, L.L.C. ("The Gale Company"), a subsidiary of the sponsor, is the property manager for the Mortgaged Property securing the 4 Becker Farm Road Loan. The Gale Company has managed and operated the
     Mortgaged Property since construction. The Gale Company is headquartered in
     Florham Park, New Jersey, and operates from offices throughout the United
     States and abroad. It oversees a portfolio exceeding 60 million square feet of commercial property.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       71

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       72

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                              ONE ENTERPRISE CENTER

                               [5 PHOTOS OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       73

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                              ONE ENTERPRISE CENTER

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       74

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                              ONE ENTERPRISE CENTER

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $41,600,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.4%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSORS                     HGGP Capital II, LLC and Sendar Development Co. LLC
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             6.030%
MATURITY DATE                                                       May 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          119 / 360
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX/INSURANCE                                 Yes
   TI/LC(1)                                 $126,690
   SMITH HULSEY(2)                          $212,155

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                 Yes
   REPLACEMENT                               $47,850
   TI/LC                                    $255,198

ADDITIONAL FINANCING(3)                                                     None

CUT-OFF DATE BALANCE                                                 $41,600,000
CUT-OFF DATE BALANCE/SF                                                     $130
CUT-OFF DATE LTV                                                           79.2%
MATURITY DATE LTV                                                          74.2%
UW DSCR ON NCF                                                             1.21x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                        Jacksonville, FL
PROPERTY TYPE                                                      Office -- CBD
SIZE (SF)                                                                318,997
OCCUPANCY AS OF APRIL 17, 2006                                             95.7%
YEAR BUILT / YEAR RENOVATED                                            1985 / NA
APPRAISED VALUE                                                      $52,500,000
PROPERTY MANAGEMENT                                  Harbor Group Management Co.
UW ECONOMIC OCCUPANCY                                                      93.1%
UW REVENUES                                                           $6,731,815
UW TOTAL EXPENSES                                                     $2,772,886
UW NET OPERATING INCOME (NOI)                                         $3,958,929
UW NET CASH FLOW (NCF)                                                $3,640,960
--------------------------------------------------------------------------------

(1)  Related to a tenant improvement obligation for the Smith Hulsey & Busey space.

(2)  The Smith Hulsey reserve was taken at origination for prepaid rent through
     October, 2006.

(3)  Future mezzanine debt is permitted, subject to a maximum combined LTV ratio of 80.0% and a minimum combined DSC ratio of 1.15x as described in the related Mortgage Loan documents.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       75

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                              ONE ENTERPRISE CENTER

                                 TENANT SUMMARY

                                                                   % OF NET                              % OF
                                     RATINGS(1)      NET RENTABLE  RENTABLE  BASE RENT  ANNUAL BASE  TOTAL ANNUAL
             TENANT               MOODY'S/S&P/FITCH    AREA (SF)     AREA       PSF         RENT       BASE RENT   LEASE EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
   Wachovia Bank(2).............      Aa3/A+/AA-        144,404      45.3%     $15.97    $2,306,132      41.1%        April 2013
   CRAIG/is Ltd.................       NR/NR/NR          31,854      10.0      $22.00       700,788      12.5       September 2007
   Smith Hulsey & Busey.........       NR/NR/NR          26,898       8.4      $19.49       524,189       9.3        October 2009
   FPIC Insurance Group.........       NR/NR/NR          13,377       4.2      $18.94       253,360       4.5       September 2009
   Anderson St. Denis & Glenn...       NR/NR/NR          11,341       3.6      $22.01       249,615       4.4          June 2010
                                                        -------     -----                ----------     -----
   TOTAL MAJOR TENANTS..........                        227,874      71.4%     $17.70    $4,034,084      71.9%
NON-MAJOR TENANTS...............                         77,396      24.3      $20.37     1,576,239      28.1
                                                        -------     -----                ----------     -----
OCCUPIED TOTAL..................                        305,270      95.7%     $18.38    $5,610,323     100.0%
VACANT SPACE....................                         13,727       4.3
                                                        -------     -----
PROPERTY TOTAL..................                        318,997     100.0%
                                                        =======     =====

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Wachovia Bank, National Association is the Master Servicer, one of the
     Mortgage Loan Sellers and a Sponsor and is an affiliate of one of the
     Underwriters and the Depositor. See "RISK FACTORS--Potential Conflicts of
     Interest in the Prospectus Supplement".

                           LEASE EXPIRATION SCHEDULE

            # OF LEASES  WA BASE RENT/SF  TOTAL SF  % OF TOTAL SF  CUMULATIVE % OF    % OF BASE      CUMULATIVE % OF
   YEAR       EXPIRING       EXPIRING     EXPIRING    EXPIRING*      SF ROLLING*    RENT ROLLING*  BASE RENT ROLLING*
---------------------------------------------------------------------------------------------------------------------

2006             3            $11.50         6,330       2.0%             2.0%           1.3%              1.3%
2007             7            $21.27        48,505      15.2%            17.2%          18.4%             19.7%
2008             3            $21.74        12,512       3.9%            21.1%           4.8%             24.5%
2009             7            $19.76        46,871      14.7%            35.8%          16.5%             41.0%
2010             4            $20.92        24,873       7.8%            43.6%           9.3%             50.3%
2011             1            $25.99           787       0.2%            43.8%           0.4%             50.7%
2012             1            $22.79         9,905       3.1%            47.0%           4.0%             54.7%
2013             2            $16.21       152,153      47.7%            94.7%          44.0%             98.7%
2014             1            $22.25         3,334       1.0%            95.7%           1.3%            100.0%
2015             0            $ 0.00             0       0.0%            95.7%           0.0%            100.0%
2016             0            $ 0.00             0       0.0%            95.7%           0.0%            100.0%
Thereafter       0            $ 0.00             0       0.0%            95.7%           0.0%            100.0%
Vacant           0                NA        13,727       4.3%           100.0%           0.0%            100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       76

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                              ONE ENTERPRISE CENTER

o    THE LOAN. The Mortgage Loan (the "One Enterprise Center Loan") is secured by a first mortgage encumbering an office building located in Jacksonville,
     Florida. The One Enterprise Center Loan represents approximately 2.4% of the Cut-Off Date Pool Balance. The One Enterprise Center Loan was
     originated on May 10, 2006, and has a principal balance as of the Cut-Off
     Date of $41,600,000. The One Enterprise Center Loan provides for interest-only payments for the first 60 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The One Enterprise Center Loan has a remaining term of 119 months and matures on May 11, 2016. The One Enterprise Center Loan may be prepaid on or after March 11, 2016, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWERS. The borrowers are Sendar Jacksonville (Enterprise) LLC and
     One Enterprise Financial Associates, LLC, each a special purpose entity.
     Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the One Enterprise Center Loan. The sponsors of the borrowers are HGGP Capital II, LLC and Sendar Development
     Co. LLC, an affiliate of Harbor Group International ("Harbor"). Harbor is a
     full-service, diversified real estate investment firm that owns and manages office buildings, shopping centers, multi-family developments and industrial space throughout the United States. With domestic offices in New
     York, New York and Norfolk, Virginia, Harbor controls over $1 billion of real estate investments. The office portion of their portfolio currently includes 15 office buildings totaling over 5.5 million square feet with a concentration in the cities of Jacksonville, Cincinnati, Baltimore and
     Norfolk.

o    THE PROPERTY. The Mortgaged Property is an approximately 318,997 square foot office building situated on approximately 0.9 acres. The Mortgaged
     Property was constructed in 1985. The Mortgaged Property is located in
     Jacksonville, Florida. As of April 17, 2006, the occupancy rate for the
     Mortgaged Property securing the One Enterprise Center Loan was approximately 95.7%.

     The largest tenant is Wachovia Bank, National Association ("Wachovia"), occupying approximately 144,404 square feet, or approximately 45.3% of the net rentable area. Wachovia's parent, Wachovia Corporation, is the nation's fourth largest bank holding company and third largest full-service retail brokerage firm. Wachovia's retail banking presence is predominantly on the
     East Coast, but also stretches across the Southeast and west to Texas and
     California. As of May 22, 2006, Wachovia was rated "A+" (S&P), "Aa3"
     (Moody's) and "AA-" (Fitch). The Wachovia lease expires in April 2013. The second largest tenant is CRAIG/is Ltd. ("Craig"), occupying approximately
     31,854 square feet, or approximately 10.0% of the net rentable area. Craig is an independent, national provider of full-scope, business process outsourcing subrogation recovery services to the property and casualty insurance industry. The Craig lease expires in September 2007. The third largest tenant is Smith, Hulsey & Busey ("Smith Hulsey"), which occupies approximately 26,898 square feet, or approximately 8.4% of the net rentable area. Smith Hulsey is a full-service Florida business law firm established in 1936. The Smith Hulsey lease expires in October 2009.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. Harbor Group Management Co., an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the One Enterprise
     Center Loan. Harbor Group Management Co. is a diversified property management company managing shopping centers, office buildings, multi-family residential and industrial space throughout the southeastern
     United States.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       77

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       78

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                              MARRIOTT -- TAMPA, FL

                               [5 PHOTOS OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       79

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                              MARRIOTT -- TAMPA, FL

                                  [MAP OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       80

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                              MARRIOTT -- TAMPA, FL

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $37,800,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.2%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                              Columbia Sussex Corporation
TYPE OF SECURITY                                                       Leasehold
MORTGAGE RATE                                                             6.370%
MATURITY DATE                                                      June 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                        None
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          120 / 360
LOCKBOX                                                                      Yes

UP-FRONT RESERVES TAX/INSURANCE                     Yes

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                    Yes
   FF&E(1)                                     $694,808

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $37,800,000
CUT-OFF DATE BALANCE/ROOM                                            $   121,935
CUT-OFF DATE LTV(2)                                                        75.0%
MATURITY DATE LTV(2)                                                       64.3%
UW DSCR ON NCF                                                             1.62x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                               Tampa, FL
PROPERTY TYPE                                        Hospitality -- Full Service
SIZE (ROOMS)                                                                 310
OCCUPANCY AS OF MARCH 31, 2006(3)                                          64.8%
YEAR BUILT / YEAR RENOVATED                                          1981 / 2005
APPRAISED VALUE(2)                                                   $50,400,000
PROPERTY MANAGEMENT                                  Columbia Sussex Corporation
UW ECONOMIC OCCUPANCY                                                      71.0%
UW REVENUES                                                          $17,370,207
UW TOTAL EXPENSES                                                    $11,911,053
UW NET OPERATING INCOME (NOI)                                        $ 5,459,154
UW NET CASH FLOW (NCF)                                               $ 4,590,644
--------------------------------------------------------------------------------

(1)  After the first year of the Marriott-Tampa, FL Loan, annual FF&E reserve is
     4.0% of gross revenues.

(2)  Based on the "as-stabilized" appraised value as of April 1, 2008, once the
     PIP has been completed at the Mortgaged Property and has achieved a stabilized occupancy and average room rate. The "as-is" appraised value is
     $37,400,000 which yields a Cut-Off Date LTV ratio of 101.1% and a Maturity
     Date LTV ratio of 86.7%.

(3)  Trailing 12-month occupancy.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       81

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                              MARRIOTT -- TAMPA, FL

--------------------------------------------------------------------------------
                                FACILITY SUMMARY
--------------------------------------------------------------------------------
GUESTROOM MIX ...................................................   NO. OF ROOMS
--------------------------------------------------------------------------------
King ............................................................            181
Double/Double ...................................................            129
                                                                             ---
   TOTAL ........................................................            310
                                                                             ===

MEETING/BALLROOM SPACES .........................................    SQUARE FEET
--------------------------------------------------------------------------------
Grand Ballroom ..................................................          4,840
Junior Ballroom .................................................          1,848
Regency .........................................................            644
Atrium I & II ...................................................            384
Cotillion & Terrace .............................................            403
Boardroom .......................................................            288
                                                                           -----
                                                                           8,407
                                                                           =====
FOOD AND BEVERAGE ...............................................
--------------------------------------------------------------------------------
Westshore Grill & Bar
Starbuck's Lobby Cafe

OTHER AMENITIES
--------------------------------------------------------------------------------
Fitness Center
Outdoor / Indoor Swimming Pool
Laundry Facilities
Gift Shop
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FINANCIAL SCHEDULE
--------------------------------------------------------------------------------
Year ............................................................           2005
Latest Period ...................................................        YE 2005
Occupancy .......................................................          67.3%
ADR .............................................................        $132.63
REVPAR ..........................................................         $89.31
UW Occupancy ....................................................          71.0%
UW ADR ..........................................................        $150.00
UW REVPAR .......................................................        $106.50

--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       82

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                             MARRIOTT -- TAMPA, FL

THE LOAN. The Mortgage Loan (the "Marriott -- Tampa, FL Loan") is secured by a first leasehold mortgage in a full service hotel located in Tampa, Florida. The
Marriott -- Tampa, FL Loan represents approximately 2.2% of the Cut-Off Date
Pool Balance. The Mortgage Loan was originated on May 16, 2006, and has a principal balance as of the Cut-Off Date of $37,800,000.

The Marriott -- Tampa, FL Loan has a remaining term of 120 months and matures on
June 11, 2016. The Marriott -- Tampa, FL Loan may be prepaid on or after April
11, 2016, and permits defeasance with United States government obligations beginning two years after the Closing Date.

THE BORROWER. The borrower is Columbia Properties Westshore, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Marriott -- Tampa, FL Loan.
The sponsor of the borrower is Columbia Sussex Corporation ("Columbia Sussex"), one of the largest privately held hotel owners in the United States. Columbia
Sussex owns 83 hotels, with approximately 27,612 rooms in 30 states throughout the United States and the Cayman Islands. Columbia Sussex also owns and operates nine hotel/casinos, including five in the state of Nevada. Columbia Sussex has experience in both ground-up construction and redevelopment/re-flagging of hotel assets throughout the United States.

THE PROPERTY. The Mortgaged Property is a full service hotel, containing 310 rooms and approximately 8,407 square feet of flexible meeting space situated on approximately 6.0 acres. The Mortgaged Property is located in Tampa, Florida.
The Mortgaged Property is currently undergoing a $13 million capital improvement to comply with the Property Improvement Plan (PIP) issued by Marriott. This renovation was started in October 2005 and includes replacement of soft goods and case goods in guestrooms, new guestroom baths, new carpets, lighting and wallpaper in hallways, complete renovation of the lobby area, complete renovation/ reconfiguration of the restaurant, new elevator cabs, roof renovation, parking lot resurfacing and new chiller and fan coil units. The amenities at the Mortgaged Property include outdoor and indoor swimming pools, a spa pool, a restaurant, a business center, bar, meeting rooms, ballrooms, a gift shop, exercise room and guest laundry. Based upon the trailing 12-month period ending March 31, 2006, the occupancy rate for the Mortgaged Property securing the Marriott -- Tampa, FL Loan was approximately 64.8%.

LOCKBOX ACCOUNT. All revenue with respect to the Mortgaged Property will be deposited into a mortgagee-designated lockbox account.

MANAGEMENT. Columbia Sussex Corporation, the sponsor for the Marriott -- Tampa,
FL Loan, is the property manager for the Mortgaged Property securing the
Marriott -- Tampa, FL Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       83

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                                 NORTHLAND PLAZA

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $32,700,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.9%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSORS                                   DLC Management Corporation and Delphi
                                                     Commercial Properties, Inc.
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             6.030%
MATURITY DATE                                                      June 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          120 / 360
LOCKBOX(1)                                                             Springing

UP-FRONT RESERVES
   TAX                               Yes
   ENGINEERING                   $15,000
   HOLDBACK RESERVE(2)          $700,000

ONGOING ANNUAL RESERVES
   TAX                               Yes
   INSURANCE(3)                Springing
   REPLACEMENT(4)                $44,616

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $32,700,000
CUT-OFF DATE BALANCE/SF                                                     $108
CUT-OFF DATE LTV(5)                                                        76.6%
MATURITY DATE LTV(5)                                                       71.7%
UW DSCR ON NCF                                                             1.21x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                              DeKalb, IL
PROPERTY TYPE                                                 Retail -- Anchored
SIZE (SF)(6)                                                             303,013
OCCUPANCY AS OF MAY 8, 2006                                                95.8%
YEAR BUILT / YEAR RENOVATED                                          1968 / 2004
APPRAISED VALUE(5)                                                   $42,700,000
PROPERTY MANAGEMENT                                   DLC Management Corporation
UW ECONOMIC OCCUPANCY                                                      96.6%
UW REVENUES                                                           $3,817,695
UW TOTAL EXPENSES                                                       $851,028
UW NET OPERATING INCOME (NOI)                                         $2,966,667
UW NET CASH FLOW (NCF)                                                $2,857,578
--------------------------------------------------------------------------------

(1)  Lockbox is required upon the occurrence of an event of default.

(2)  The holdback reserve will be released upon the build-out of approximately
     5,575 square feet of additional PetSmart space for PetSmart in connection with their lease for 20,000 square feet.

(3)  Ongoing annual insurance reserve will be required upon an event of default.

(4)  Ongoing annual replacement reserve is capped at $178,464 and ceases after the 48th payment date.

(5)  Based on the "as-stabilized" appraised value as of July 1, 2007, once
     PetSmart is in occupancy and has commenced paying rent. The "as-is"
     appraised value is $40,750,000, and results in a Cut-Off Date LTV ratio of
     80.2% and a Maturity Date LTV ratio of 75.1%.

(6)  Includes an additional 5,575 square feet to be completed pursuant to the executed letter of intent with PetSmart.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       84

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                                 NORTHLAND PLAZA

                                 TENANT SUMMARY

                                                            % OF NET                          % OF TOTAL
                               RATINGS(1)     NET RENTABLE  RENTABLE  BASE RENT  ANNUAL BASE     ANNUAL       LEASE
            TENANT         MOODY'S/S&P/FITCH    AREA (SF)     AREA       PSF         RENT      BASE RENT    EXPIRATION
-----------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
   JC Penney ............    Baa3/BBB-/BBB-       55,543      18.3%     $ 5.25    $  291,601      9.5%     August 2018
   Elder Beerman ........      B2/B+/CCC          52,224      17.2      $ 7.75       404,736     13.2      January 2019
   Steve & Barry's ......       NR/NR/NR          34,550      11.4      $ 8.00       276,400      9.0      January 2013
   Borders ..............       NR/NR/NR          22,000       7.3      $16.11       354,420     11.6     December 2021
   Sears ................      Ba1/BB+/BB         20,192       6.7      $13.80       278,650      9.1       April 2009
   PetSmart (LOI)(2) ....       NR/BB/NR          20,000       6.6      $12.95       259,000      8.5       June 2017
   Leath Furniture ......       NR/NR/NR          19,688       6.5      $ 4.88        96,077      3.1      August 2011
   Bed Bath & Beyond ....      NR/BBB/NR          18,269       6.0      $ 9.50       173,556      5.7      January 2013
                                                 -------     -----                ----------    -----
   TOTAL MAJOR TENANTS ..                        242,466      80.0%     $ 8.80    $2,134,439     69.8%
NON-MAJOR TENANTS .......                         47,729      15.8      $19.38       925,203     30.2
                                                 -------     -----                ----------    -----
OCCUPIED TOTAL ..........                        290,195      95.8%     $10.54    $3,059,642    100.0%
VACANT SPACE ............                         12,818       4.2
                                                 -------     -----
PROPERTY TOTAL ..........                        303,013     100.0%
                                                 =======     =====

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Letter of intent has been signed for approximately 20,000 square feet for lease beginning July 1, 2007. This includes approximately 5,575 additional square feet that will be added to the Mortgaged Property.

                            LEASE EXPIRATION SCHEDULE

                          WA BASE                                                           CUMULATIVE % OF
            # OF LEASES   RENT/SF  TOTAL SF  % OF TOTAL SF  CUMULATIVE % OF    % OF BASE       BASE RENT
   YEAR       EXPIRING   EXPIRING  EXPIRING    EXPIRING*      SF ROLLING*    RENT ROLLING*      ROLLING*
-----------------------------------------------------------------------------------------------------------

   2006          0        $ 0.00          0       0.0%             0.0%           0.0%             0.0%
   2007          0        $ 0.00          0       0.0%             0.0%           0.0%             0.0%
   2008          5        $18.54      9,646       3.2%             3.2%           5.8%             5.8%
   2009          2        $14.27     21,192       7.0%            10.2%           9.9%            15.7%
   2010          6        $18.10     16,785       5.5%            15.7%           9.9%            25.7%
   2011          3        $ 8.14     25,317       8.4%            24.1%           6.7%            32.4%
   2012          0        $ 0.00          0       0.0%            24.1%           0.0%            32.4%
   2013          4        $10.25     61,515      20.3%            44.4%          20.6%            53.0%
   2014          0        $ 0.00          0       0.0%            44.4%           0.0%            53.0%
   2015          1        $21.50      5,973       2.0%            46.3%           4.2%            57.2%
   2016          0        $ 0.00          0       0.0%            46.3%           0.0%            57.2%
Thereafter       4        $ 8.75    149,767      49.4%            95.8%          42.8%           100.0%
  Vacant         0            NA     12,818       4.2%           100.0%           0.0%           100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       85

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                             SUNSET INDUSTRIAL PARK

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $32,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.8%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                        Alfonso Figliolia
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             6.460%
MATURITY DATE                                                       May 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          24
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          119 / 360
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
  TAX/INSURANCE                                          Yes
  ENGINEERING                                        $21,250

ONGOING ANNUAL RESERVES
  TAX/INSURANCE                                          Yes
  REPLACEMENT                                        $32,131
  TI/LC                                              $48,197

ADDITIONAL FINANCING                                                        None
CUT-OFF DATE BALANCE                                                 $32,000,000
CUT-OFF DATE BALANCE/SF                                                     $100
CUT-OFF DATE LTV                                                           60.4%
MATURITY DATE LTV                                                          54.1%
UW DSCR ON NCF                                                             1.25x

--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                            Brooklyn, NY
PROPERTY TYPE                               Industrial -- Warehouse/Distribution
SIZE (SF)                                                                321,314
OCCUPANCY AS OF JANUARY 12, 2006                                          100.0%
YEAR BUILT / YEAR RENOVATED                                            1975 / NA
APPRAISED VALUE                                                      $53,000,000
PROPERTY MANAGEMENT                                                 Self-Managed
UW ECONOMIC OCCUPANCY                                                      96.0%
UW REVENUES                                                           $4,710,345
UW TOTAL EXPENSES                                                     $1,514,926
UW NET OPERATING INCOME (NOI)                                         $3,195,419
UW NET CASH FLOW (NCF)                                                $3,018,820
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       86

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                             SUNSET INDUSTRIAL PARK

                                 TENANT SUMMARY

                                                                                                         % OF
                                                        NET       % OF NET                              TOTAL
                                     RATINGS(1)       RENTABLE    RENTABLE   BASE RENT      ANNUAL      ANNUAL
             TENANT              MOODY'S/S&P/FITCH   AREA (SF)      AREA        PSF       BASE RENT   BASE RENT    LEASE EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
 Pepsi Cola Co. ..............       A3/A/A+            95,865      29.8%      $ 7.54    $  722,979      16.8%    Multiple Spaces(2)
 Federal Express .............     Baa2/BBB/NR          40,268      12.5       $20.19       812,828      18.9         April 2010
 Verizon .....................       A3/A/A+            39,535      12.3       $16.36       646,865      15.1       August 2015(3)
 Supermarnet .................       NR/NR/NR           16,875       5.3       $11.01       185,737       4.3        December 2021
 Good Groceries Co., Inc. ....       NR/NR/NR           16,625       5.2       $11.00       182,875       4.3     Multiple Spaces(4)
                                                        ------     -----                 ----------     -----
 TOTAL MAJOR TENANTS .........                         209,168      65.1%      $12.20    $2,551,284      59.4%
NON-MAJOR TENANTS ............                         112,146      34.9       $15.56     1,745,218      40.6
                                                       -------     -----                 ----------     -----
OCCUPIED TOTAL ...............                         321,314     100.0%      $13.37    $4,296,503     100.0%
VACANT SPACE .................                               0       0.0
                                                       -------     -----
PROPERTY TOTAL ...............                         321,314     100.0%
                                                       =======     =====

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, approximately 3,365 square feet are leased on a month-to-month basis and approximately 92,500 square feet expire in January 2007.

(3)  While all 39,535 square feet expire in August 2015, the parking space lease, which produces $36,000 of the $646,865 in annual base rent, expires in April 2015.

(4)  Under the terms of multiple leases, approximately 8,000 square feet expire in May 2007 and approximately 8,625 square feet expire in April 2009.

                            LEASE EXPIRATION SCHEDULE

             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT   CUMULATIVE % OF BASE
    YEAR       ROLLING         ROLLING        ROLLING      ROLLING*          ROLLING*           ROLLING*          RENT ROLLING*
----------------------------------------------------------------------------------------------------------------------------------

   2006           9           $29.81           15,690        4.9%               4.9%              10.9%               10.9%
   2007           3           $ 8.12          100,800       31.4%              36.3%              19.1%               29.9%
   2008           2           $12.06            9,500        3.0%              39.2%               2.7%               32.6%
   2009           7           $12.72           28,975        9.0%              48.2%               8.6%               41.2%
   2010           2           $19.36           44,268       13.8%              62.0%              19.9%               61.1%
   2011           4           $13.80           28,070        8.7%              70.7%               9.0%               70.1%
   2012           1           $13.16            8,550        2.7%              73.4%               2.6%               72.8%
   2013           0           $ 0.00                0        0.0%              73.4%               0.0%               72.8%
   2014           5           $10.56           25,351        7.9%              81.3%               6.2%               79.0%
   2015           3           $16.36           39,535       12.3%              93.6%              15.1%               94.0%
   2016           1           $18.92            3,700        1.2%              94.7%               1.6%               95.7%
Thereafter        2           $11.01           16,875        5.3%             100.0%               4.3%              100.0%
   Vacant         0               NA                0        0.0%             100.0%               0.0%              100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       87

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                              WASHINGTON PARK PLAZA

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $30,600,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.7%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSORS                                            Kenneth A. Rosen, Michael S.
                                                  Hochberger, David P. Bossy and
                                                               Michael D. Firsel
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.920%
MATURITY DATE                                                       May 11, 2016
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           119 / IO
LOCKBOX                                                                     None

UP-FRONT RESERVES
   TAX/INSURANCE                                 Yes
   CONSTRUCTION HOLDBACK(1)               $1,364,643
   ECONOMIC HOLDBACK(2)                   $1,500,000
   TI & RENT ABATEMENT HOLDBACK(3)        $  893,782

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                 Yes
   REPLACEMENT                            $   23,342
   TI/LC(4)                               $  298,140

ADDITIONAL FINANCING                                                        None
CUT-OFF DATE BALANCE                                                 $30,600,000
CUT-OFF DATE BALANCE/SF                                                     $131
CUT-OFF DATE LTV(5)                                                        77.7%
MATURITY DATE LTV(5)                                                       77.7%
UW DSCR ON NCF                                                             1.44x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                            Homewood, IL
PROPERTY TYPE                                                 Retail -- Anchored
SIZE (SF)                                                                233,560
OCCUPANCY AS OF MARCH 15, 2006                                             92.8%
YEAR BUILT / YEAR RENOVATED                                          1974 / 2006
APPRAISED VALUE(5)                                                   $39,400,000
PROPERTY MANAGEMENT                          Infinity Property Fund Incorporated
UW ECONOMIC OCCUPANCY                                                      97.6%
UW REVENUES                                                           $3,933,051
UW TOTAL EXPENSES                                                     $1,255,097
UW NET OPERATING INCOME (NOI)                                         $2,677,954
UW NET CASH FLOW (NCF)                                                $2,612,646
--------------------------------------------------------------------------------

(1)  Represents 125% of the current remaining construction items to be completed.

(2)  To be released in total when the Mortgaged Property achieves a 1.20x DSC ratio on an amortizing basis based upon a loan amount of $29.1 million, which is net of the $1.5 million recourse guaranty. The holdback must be earned by May 2008.

(3)  Tenant improvements and rent abatements owed to various tenants, will be released in accordance with the related Mortgage Loan documents.

(4)  Ongoing annual deposits to TI/LC reserve commence in June 2012.

(5)  Based on the "as-stabilized" appraised value as of April 1, 2007. The
     "as-is" appraised value is $32,800,000 and using this value and netting the loan amount of $30,600,000 against the aggregate up-front holdbacks of
     $3,758,425 results in a Cut-Off Date LTV ratio of 81.8% and a Maturity Date
     LTV ratio of 81.8%.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       88

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                              WASHINGTON PARK PLAZA

                                 TENANT SUMMARY

                                                                  % OF
                                                       NET         NET                               % OF TOTAL
                                     RATINGS*        RENTABLE   RENTABLE   BASE RENT   ANNUAL BASE     ANNUAL          LEASE
TENANT                          MOODY'S/S&P/FITCH   AREA (SF)     AREA        PSF          RENT       BASE RENT     EXPIRATION
--------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
   Jo-Ann Fabrics ...........        NR/B-/NR         41,522      17.8%      $ 7.30     $  303,111       11.7%     January 2016
   TJ Maxx ..................        A3/A/NR          36,594      15.7       $ 6.56        239,988        9.3     September 2015
   Best Buy. ................      NR/BBB/BBB+        30,038      12.9       $14.00        420,532       16.2      January 2017
   Bed Bath & Beyond ........       NR/BBB/NR         25,020      10.7       $ 7.50        187,650        7.2      January 2016
   PETCO. ...................        NR/BB/NR         15,099       6.5       $14.00        211,386        8.2      December 2016
   Factory Card Outlet ......        NR/NR/NR         13,221       5.7       $ 8.50        112,379        4.3        June 2016
                                                     -------     -----                  ----------      -----
   TOTAL MAJOR TENANTS ......                        161,494      69.1%      $ 9.13     $1,475,045       56.9%
NON-MAJOR TENANTS ...........                         55,248      23.7       $20.24      1,118,057       43.1
                                                     -------     -----                  ----------      -----
OCCUPIED TOTAL ..............                        216,742      92.8%      $11.96     $2,593,102      100.0%
VACANT SPACE ................                         16,818       7.2
                                                     -------     -----
PROPERTY TOTAL ..............                        233,560     100.0%
                                                     =======     =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                           WA BASE                            CUMULATIVE      % OF       CUMULATIVE
             # OF LEASES   RENT/SF   TOTAL SF    % OF TOTAL     % OF SF    BASE RENT     % OF BASE
   YEAR        ROLLING     ROLLING    ROLLING   SF ROLLING*    ROLLING*     ROLLING*   RENT ROLLING*
----------------------------------------------------------------------------------------------------

   2006           0         $ 0.00          0       0.0%          0.0%        0.0%           0.0%
   2007           0         $ 0.00          0       0.0%          0.0%        0.0%           0.0%
   2008           2         $17.89      2,686       1.2%          1.2%        1.9%           1.9%
   2009           0         $ 0.00          0       0.0%          1.2%        0.0%           1.9%
   2010           1         $22.00      2,558       1.1%          2.2%        2.2%           4.0%
   2011           6         $20.18     17,332       7.4%          9.7%       13.5%          17.5%
   2012           1         $15.50      6,977       3.0%         12.7%        4.2%          21.7%
   2013           1         $33.50      2,500       1.1%         13.7%        3.2%          24.9%
   2014           0         $ 0.00          0       0.0%         13.7%        0.0%          24.9%
   2015           2         $ 6.56     36,594      15.7%         29.4%        9.3%          34.2%
   2016           7         $10.11    108,407      46.4%         75.8%       42.2%          76.4%
Thereafter        3         $15.41     39,688      17.0%         92.8%       23.6%         100.0%
  Vacant          0             NA     16,818       7.2%        100.0%        0.0%         100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       89

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                               EASTERN SHORE PLAZA

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $30,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.7%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSORS                                    Frank S. Schillechi, Charlie Trotman
                                                             and Robert W. Hogan
TYPE OF SECURITY                                                             Fee
FREE RELEASE(1)                                                              Yes
PARTIAL DEFEASANCE(1)                                                        Yes
MORTGAGE RATE                                                             6.280%
MATURITY DATE                                                      June 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                        None
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          120 / 360
LOCKBOX                                                                     None

UP-FRONT RESERVES
   TAX/INSURANCE                      Yes
   HOLDBACK RESERVE(2)            $88,000

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                      Yes
   REPLACEMENT                    $25,740

ADDITIONAL FINANCING(3)                                                     None

CUT-OFF DATE BALANCE                                                 $30,000,000
CUT-OFF DATE BALANCE/SF                                                     $117
CUT-OFF DATE LTV                                                           73.9%
MATURITY DATE LTV                                                          63.2%
UW DSCR ON NCF                                                             1.21x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                        Spanish Fort, AL
PROPERTY TYPE                                                 Retail -- Anchored
SIZE (SF)                                                                257,395
OCCUPANCY AS OF JANUARY 20, 2006                                           97.1%
YEAR BUILT / YEAR RENOVATED                                            2004 / NA
APPRAISED VALUE                                                      $40,600,000
PROPERTY MANAGEMENT                                    The Trotman Company, Inc.
UW ECONOMIC OCCUPANCY                                                      97.0%
UW REVENUES                                                           $3,527,581
UW TOTAL EXPENSES                                                       $755,478
UW NET OPERATING INCOME (NOI)                                         $2,772,102
UW NET CASH FLOW (NCF)                                                $2,689,916
--------------------------------------------------------------------------------

(1)  The Eastern Shore Plaza Loan allows for the free release of one or more of the expansion parcels and allows for partial defeasance in connection with the Shoe Station release parcel with a value of $3,334,000.

(2)  Holdback reserve will be released for the Ashley Furniture, Mattress
     Experts, Majestic Nails and Remax Realty tenants upon (i) respective store openings, (ii) commencement of rent payments and (iii) delivery of satisfactory tenant estoppels for each tenant.

(3)  Future mezzanine debt and future secured debt are permitted in any combination as chosen by the borrower, subject to a maximum combined LTV ratio of 85.0% and a minimum combined DSC ratio of 1.10x, as described in the related Mortgage Loan documents. Future unsecured debt is also permitted. Future unsecured debt is permitted subject to letters of credit or similar obligations required pursuant to any leases as specified in the related Mortgage Loan documents.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       90

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                               EASTERN SHORE PLAZA

                                 TENANT SUMMARY

                                                                % OF NET                          % OF TOTAL
                                    RATINGS*      NET RENTABLE  RENTABLE  BASE RENT    ANNUAL    ANNUAL BASE     LEASE
TENANT                         MOODY'S/S&P/FITCH    AREA (SF)     AREA       PSF      BASE RENT      RENT     EXPIRATION
------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
   Ashley Furniture .........       NR/NR/NR          45,000      17.5%     $ 7.20   $  324,000      11.3%     July 2015
   Best Buy .................    Baa2/BBB/BBB+        30,981      12.0      $13.00      402,753      14.1      July 2015
   Ross Dress for Less ......      NR/BBB/NR          30,187      11.7      $ 9.85      297,342      10.4      July 2015
   Michael's ................      Ba1/NR/NR          21,360       8.3      $10.00      213,600       7.5      July 2015
   PetSmart .................       NR/BB/NR          20,087       7.8      $12.25      246,066       8.6      July 2015
   Old Navy .................    Baa3/BBB-/BBB-       18,982       7.4      $10.80      205,006       7.2      July 2010
   Cost Plus World Market ...       NR/NR/NR          18,230       7.1      $12.00      218,760       7.6      July 2015
                                                     -------     -----               ----------     -----
   TOTAL MAJOR TENANTS ......                        184,827      71.8%     $10.32   $1,907,526      66.6%
NON-MAJOR TENANTS ...........                         65,168      25.3      $14.69      957,404      33.4
                                                     -------     -----               ----------     -----
OCCUPIED TOTAL ..............                        249,995      97.1%     $11.46   $2,864,930     100.0%
VACANT SPACE ................                          7,400       2.9
                                                     -------     -----
PROPERTY TOTAL ..............                        257,395     100.0%
                                                     =======     =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                                                                        CUMULATIVE   % OF BASE     CUMULATIVE
             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF     % OF SF       RENT       % OF BASE
   YEAR        EXPIRING        EXPIRING      EXPIRING     EXPIRING*      ROLLING*     ROLLING*   RENT ROLLING*
--------------------------------------------------------------------------------------------------------------

   2006            0            $ 0.00              0        0.0%           0.0%        0.0%           0.0%
   2007            0            $ 0.00              0        0.0%           0.0%        0.0%           0.0%
   2008            0            $ 0.00              0        0.0%           0.0%        0.0%           0.0%
   2009            0            $ 0.00              0        0.0%           0.0%        0.0%           0.0%
   2010            6            $12.09         41,182       16.0%          16.0%       17.4%          17.4%
   2011            1            $17.00          1,600        0.6%          16.6%        0.9%          18.3%
   2012            0            $ 0.00              0        0.0%          16.6%        0.0%          18.3%
   2013            0            $ 0.00              0        0.0%          16.6%        0.0%          18.3%
   2014            0            $ 0.00              0        0.0%          16.6%        0.0%          18.3%
   2015           11            $11.11        199,545       77.5%          94.1%       77.4%          95.7%
   2016            2            $15.92          7,668        3.0%          97.1%        4.3%         100.0%
Thereafter         0            $ 0.00              0        0.0%          97.1%        0.0%         100.0%
  Vacant           0              NA            7,400        2.9%         100.0%        0.0%         100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       91

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                             SADDLE CLUB APARTMENTS

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $25,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.4%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSORS                                              The Bethany Group, LLC and
                                                          Enzo Investments, L.P.
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             6.310%
MATURITY DATE                                                      June 11, 2011
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                             60 / IO
REMAINING TERM / AMORTIZATION                                            60 / IO
LOCKBOX                                                                     None

UP-FRONT RESERVES
   TAX/INSURANCE                                Yes
   RENOVATION HOLDBACK(1)                $1,410,006

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                Yes
   REPLACEMENT                              $68,876

ADDITIONAL FINANCING(2)              Mezzanine Debt                   $6,060,300

CUT-OFF DATE BALANCE                                                 $25,000,000
CUT-OFF DATE BALANCE/UNIT                                                $48,638
CUT-OFF DATE LTV(3)                                                        79.1%
MATURITY DATE LTV(3)                                                       79.1%
UW DSCR ON NCF                                                             1.25x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                               Tempe, AZ
PROPERTY TYPE                                        Multifamily -- Conventional
SIZE (UNITS)                                                                 514
OCCUPANCY AS OF APRIL 11, 2006                                             92.6%
YEAR BUILT / YEAR RENOVATED                                          1970 / 2006
APPRAISED VALUE(3)                                                   $31,600,000
PROPERTY MANAGEMENT                                       The Bethany Group, LLC
UW ECONOMIC OCCUPANCY                                                      84.7%
UW REVENUES                                                           $3,976,624
UW TOTAL EXPENSES                                                     $1,891,649
UW NET OPERATING INCOME (NOI)                                         $2,084,975
UW NET CASH FLOW (NCF)                                                $1,969,325
--------------------------------------------------------------------------------

(1)  Funds will be released as renovation costs are incurred by the borrower.

(2)  Future mezzanine debt is permitted, subject to a maximum combined LTV ratio of 80.0% and a minimum combined DSC ratio of 1.20x as described in the related Mortgage Loan documents.

(3)  Based on the "as-stabilized" appraised value as of October 1, 2006. The
     "as-is" appraised value is $27,400,000 and net of the renovation holdback of $1,410,006, results in a Cut-Off Date LTV ratio of 86.1% and a Maturity
     Date LTV of 86.1%.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       92

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                             SADDLE CLUB APARTMENTS

                                    UNIT MIX

                  NO. OF  APPROXIMATE UNIT  APPROXIMATE
    UNIT MIX       UNITS      SIZE (SF)       NRA (SF)   % OF NRA    MARKET RENT
----------------------------------------------------------------------------------

Studio .........     63           375          23,625       6.3%        $550
1 BR/1 BA ......    204           671         136,824      36.3         $643
2 BR/1 BA ......     39           850          33,150       8.8         $750
2 BR/2 BA ......    207           880         182,087      48.3         $775
3 BR/2 BA ......      1         1,100           1,100       0.3         $950
                    ---                       -------     -----
TOTAL/AVERAGE ..    514           733         376,786     100.0%   $693 / $0.95/SF
                    ===                       =======     =====

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       93

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                                OAKESDALE CENTER

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                     Artesia
CUT-OFF DATE BALANCE                                                 $23,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.3%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSORS                                John B. Accinelli and Trestle Creek, LLC
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             6.160%
MATURITY DATE                                                      June 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          36
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          120 / 360
LOCKBOX                                                                     None

UP-FRONT RESERVES
  TAX/INSURANCE                      Yes
  TI/LC                         $200,000
  EARNOUT(1)                  $3,500,000
  ALASKA USA FREE RENT(2)        $50,414
  DANZAS TI/LC(3)                $23,333

ONGOING ANNUAL RESERVES
  TAX/INSURANCE                      Yes
  REPLACEMENT                    $29,341
  TI/LC(4)                      $108,563
  DANZAS TI/LC(3)               $280,000

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $23,000,000
CUT-OFF DATE BALANCE/SF                                                     $157
CUT-OFF DATE LTV                                                           76.7%
MATURITY DATE LTV                                                          69.5%
UW DSCR ON NCF                                                             1.31x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                              Renton, WA
PROPERTY TYPE                                                 Office -- Suburban
SIZE (SF)                                                                146,707
OCCUPANCY AS OF MAY 1, 2006(5)                                             74.4%
YEAR BUILT / YEAR RENOVATED                                            2000 / NA
APPRAISED VALUE                                                      $30,000,000
PROPERTY MANAGEMENT                      Integrated Real Estate Services, L.L.C.
UW ECONOMIC OCCUPANCY                                                      83.9%
UW REVENUES                                                           $3,017,593
UW TOTAL EXPENSES                                                       $958,174
UW NET OPERATING INCOME (NOI)                                         $2,059,419
UW NET CASH FLOW (NCF)                                                $1,871,653
--------------------------------------------------------------------------------

(1)  The borrower may substitute a single letter of credit in the amount of
     $3,500,000 or four $750,000 letters of credit and one $500,000 letter of credit, each acceptable to the mortgagee for the cash deposited at origination. Reserve funds or letter(s) of credit, as applicable, will be released in four installments of $750,000 each when the Mortgaged Property reaches a minimum physical occupancy of 76%, 80%, 84% and 88%, respectively. For each release of $750,000, (i) new leases must have a minimum three-year term at market rents; (ii) the DSC ratio must be at least 1.20x for the month immediately preceding the request for release of funds; and (iii) the mortgagee has received copies of executed leases, current certified rent rolls and operating statements, and clean estoppels from each new tenant. In addition, the $500,000 deposit will be released upon renewal of the Danzas Corporation lease which expires on December 31,
     2006 or upon re-tenanting of such space with a minimum lease term of three years at market rents.

(2)  Reserve funds will be released upon the mortgagee's receipt of a then current clean estoppel from the tenant indicating that (i) the tenant is in occupancy and open for business; (ii) has paid at least one month's rent;
     (iii) has no offsets and defenses under its lease; and (iv) there are no outstanding conditions remaining to be satisfied by the borrower under the terms of its lease.

(3)  Danzas TI/LC reserve is collected in monthly amounts of $23,333 and is capped at $140,000. Reserve funds to be released upon receipt by the mortgagee of satisfactory documentation evidencing the extension or renewal of the Danzas lease or a replacement lease with a tenant satisfactory to the mortgagee, in either case for at least 3 years commencing on January 1,
     2007 at no less than market rents and (b) a then-current clean estoppel showing either the existing tenant or replacement tenant is in occupancy, open for business and is paying rent, and there are no outstanding conditions remaining to be satisfied by the borrower under the terms of its respective lease.

(4)  TI/LC reserve is capped at $720,000.

(5)  Calculation of occupied space includes the 2,696 square foot Conference
     Room/Fitness Center space. Landlord is collecting CAM of $15.50 per square foot from the center's tenants with respect to this space.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       94

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                                OAKESDALE CENTER

                                 TENANT SUMMARY

                                                            NET      % OF NET   BASE                % OF TOTAL
                                         RATINGS(1)       RENTABLE   RENTABLE   RENT     ANNUAL    ANNUAL BASE
                TENANT                MOODY'S/S&P/FITCH  AREA (SF)     AREA      PSF    BASE RENT      RENT      LEASE EXPIRATION
----------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
   Danzas Corporation (Deutsche
      Post AG) .....................       A2/A/A+         23,492      16.0%   $20.87  $  490,206      24.4%      December 2006
   UPN Television Stations, Inc.
      (Viacom) .....................     Baa3/BBB/BBB      21,663      14.8    $21.00     454,923      22.7         June 2011
   Countrywide Home Loans, Inc. ....        A3/A/A         14,468       9.9    $18.82     272,275      13.6     Multiple Spaces(2)
   Jack in the Box, Inc. ...........       NR/NR/NR        10,404       7.1    $14.00     145,656       7.3       December 2009
   Imagistics International, Inc. ..       NR/NR/NR         6,770       4.6    $20.41     138,165       6.9       October 2007
                                                          -------     -----            ----------     -----
   TOTAL MAJOR TENANTS .............                       76,797      52.3%   $19.55  $1,501,226      74.8%
NON-MAJOR TENANTS(3) ...............                       29,667      20.2    $17.03     505,336      25.2
                                                          -------     -----            ----------     -----
OCCUPIED TOTAL .....................                      106,464      72.6%   $18.85  $2,006,562     100.0%
VACANT SPACE(4) ....................                       40,243      27.4
                                                          -------     -----
TOTAL ..............................                      146,707     100.0%
                                                          =======     =====

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, approximately 8,746 square feet expire in February 2007 and approximately 5,722 square feet expire in February
     2010.

(3)  Includes 3,585 square feet or 2.4% of the total square feet and 2.7% of the total contract rent leased to the Alaska USA Federal Credit Union that will not take occupancy until July 1, 2006.

(4)  Vacant space includes the 2,696 square foot Conference Room/Fitness Center as occupied space. Landlord is collecting CAM of $15.50 per square foot from the center's tenants for this space.

                            LEASE EXPIRATION SCHEDULE

            # OF LEASES  WA BASE RENT/SF  TOTAL SF  % OF TOTAL SF  CUMULATIVE % OF    % OF BASE      CUMULATIVE % OF
   YEAR       EXPIRING       EXPIRING     EXPIRING    EXPIRING*      SF ROLLING*    RENT ROLLING*  BASE RENT ROLLING*
---------------------------------------------------------------------------------------------------------------------

   2006          3            $20.53       27,196       18.5%           18.5%           27.8%             27.8%
   2007          3            $18.98       22,089       15.1%           33.6%           20.9%             48.7%
   2008          1            $19.50        1,638        1.1%           34.7%            1.6%             50.3%
   2009          2            $14.29       12,868        8.8%           43.5%            9.2%             59.5%
   2010          1            $16.25        5,722        3.9%           47.4%            4.6%             64.1%
   2011          2            $19.77       27,221       18.6%           65.9%           26.8%             90.9%
   2012          0            $ 0.00            0        0.0%           65.9%            0.0%             90.9%
   2013          0            $ 0.00            0        0.0%           65.9%            0.0%             90.9%
   2014          1            $15.00        3,585        2.4%           68.4%            2.7%             93.6%
   2015          0            $ 0.00            0        0.0%           68.4%            0.0%             93.6%
   2016          1            $20.82        6,145        4.2%           72.6%            6.4%            100.0%
Thereafter       0            $ 0.00            0        0.0%           72.6%            0.0%            100.0%
  Vacant         0                NA       40,243       27.4%          100.0%            0.0%            100.0%

*    Calculated based on the approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       95

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                        HMA LAKE NORMAN MEDICAL BUILDINGS

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $22,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.3%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSORS                                        Lutz F.Hahne; Erich K. Hahne and
                                               Lake Norman Medical Partners, LLC
TYPE OF SECURITY                                                             Fee
PARTIAL RELEASE(1)                                                           Yes
MORTGAGE RATE                                                             5.800%
MATURITY DATE                                                       May 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          24
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          119 / 360
LOCKBOX(2)                                                             Springing

UP-FRONT RESERVES
   TAX                                   Yes

ONGOING ANNUAL RESERVES
   TAX                                   Yes
   INSURANCE(3)                    Springing
   REPLACEMENT                        $7,564
   TI/LC                            $140,000

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $22,000,000
CUT-OFF DATE BALANCE/SF                                                     $151
CUT-OFF DATE LTV                                                           60.3%
MATURITY DATE LTV                                                          53.2%
UW DSCR ON NCF                                                             1.30x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                         Mooresville, NC
PROPERTY TYPE                                                  Office -- Medical
SIZE (SF)                                                                145,489
OCCUPANCY AS OF MARCH 17, 2006                                            100.0%
YEAR BUILT / YEAR RENOVATED                                            2000 / NA
APPRAISED VALUE                                                      $36,500,000
PROPERTY MANAGEMENT                                                 Self-Managed
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                           $2,752,762
UW TOTAL EXPENSES                                                       $510,279
UW NET OPERATING INCOME (NOI)                                         $2,242,482
UW NET CASH FLOW (NCF)                                                $2,019,429
--------------------------------------------------------------------------------

(1)  The Mortgage Loan allows for partial defeasance with defeasance premiums and other fees as specified in the related Mortgage Loan documents.

(2)  A lockbox is required upon MHMA's failure to renew the Mooresville Hospital
     Management Associates, Inc. leases by their respective lease renewal notification dates which occur on or before December 31, 2011, and July 31,
     2014.

(3)  Ongoing annual insurance reserve is required upon an event of default or upon certain other conditions as specified under the related Mortgage Loan documents.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       96

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                        HMA LAKE NORMAN MEDICAL BUILDINGS

                                 TENANT SUMMARY

                                          RATINGS(1)      NET RENTABLE      % OF NET
               TENANT                 MOODY'S/S&P/FITCH     AREA (SF)    RENTABLE AREA
--------------------------------------------------------------------------------------

Mooresville Hospital Management
   Associates, Inc. ...............        NR/A-/A-          145,489         100.0%
                                                             -------         -----
TOTAL .............................                          145,489         100.0%
                                                             =======         =====

                                                                % OF TOTAL
                                      BASE RENT   ANNUAL BASE     ANNUAL            LEASE
               TENANT                    PSF          RENT      BASE RENT        EXPIRATION
-----------------------------------------------------------------------------------------------

Mooresville Hospital Management
   Associates, Inc. ...............     $19.64     $2,857,290     100.0%     Multiple Spaces(2)
                                                   ----------     -----
TOTAL .............................     $19.64     $2,857,290     100.0%
                                                   ==========     =====

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, approximately 94,855 square feet expire in June 2013 and approximately 50,634 square feet expire in September 2015.

                            LEASE EXPIRATION SCHEDULE

             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF     % OF BASE      CUMULATIVE % OF
    YEAR       ROLLING         ROLLING        ROLLING      ROLLING*       SF ROLLING*     RENT ROLLING*   BASE RENT ROLLING*
----------------------------------------------------------------------------------------------------------------------------

   2006           0             $ 0.00             0         0.0%              0.0%            0.0%               0.0%
   2007           0             $ 0.00             0         0.0%              0.0%            0.0%               0.0%
   2008           0             $ 0.00             0         0.0%              0.0%            0.0%               0.0%
   2009           0             $ 0.00             0         0.0%              0.0%            0.0%               0.0%
   2010           0             $ 0.00             0         0.0%              0.0%            0.0%               0.0%
   2011           0             $ 0.00             0         0.0%              0.0%            0.0%               0.0%
   2012           0             $ 0.00             0         0.0%              0.0%            0.0%               0.0%
   2013           2             $19.97        94,855        65.2%             65.2%           66.3%              66.3%
   2014           0             $ 0.00             0         0.0%             65.2%            0.0%              66.3%
   2015           1             $19.02        50,634        34.8%            100.0%           33.7%             100.0%
   2016           0             $ 0.00             0         0.0%            100.0%            0.0%             100.0%
Thereafter        0             $ 0.00             0         0.0%            100.0%            0.0%             100.0%
  Vacant          0                 NA             0         0.0%            100.0%            0.0%             100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       97

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                             THE TOWERS OF DADELAND

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $21,100,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.2%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                        Herschel V. Green
TYPE OF SECURITY                                                       Leasehold
MORTGAGE RATE                                                             5.640%
MATURITY DATE                                                    August 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          66
ORIGINAL TERM / AMORTIZATION                                           126 / 360
REMAINING TERM / AMORTIZATION                                          122 / 360
LOCKBOX                                                                     None

UP-FRONT RESERVES
   TAX                                                   Yes
   TI/LC                                             $67,500

ONGOING ANNUAL RESERVES
   TAX                                                   Yes
   INSURANCE(1)                                    Springing
   REPLACEMENT(2)                                    $24,000

ADDITIONAL FINANCING(3)                                                     None

CUT-OFF DATE BALANCE                                                 $21,100,000
CUT-OFF DATE BALANCE/UNIT                                            $   175,833
CUT-OFF DATE LTV                                                           57.2%
MATURITY DATE LTV                                                          53.2%
UW DSCR ON NCF                                                             1.22x
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                        PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                               Miami, FL
PROPERTY TYPE                                        Multifamily -- Conventional
SIZE (UNITS)                                                                 120
OCCUPANCY AS OF MAY 17, 2006(4)                                            96.7%
YEAR BUILT / YEAR RENOVATED                                            2005 / NA
APPRAISED VALUE                                                      $36,900,000
PROPERTY MANAGEMENT                                         Green Property Corp.
UW ECONOMIC OCCUPANCY                                                      96.6%
UW REVENUES                                                          $ 3,025,021
UW TOTAL EXPENSES                                                    $ 1,225,061
UW NET OPERATING INCOME (NOI)                                        $ 1,799,960
UW NET CASH FLOW (NCF)                                               $ 1,775,960
--------------------------------------------------------------------------------

(1)  Ongoing annual insurance reserve is required upon the occurrence of an event of default.

(2)  Ongoing annual replacement reserve is capped at $72,000.

(3)  Future mezzanine debt is permitted, subject to a maximum combined LTV of
     85.0% and a minimum combined DSC ratio of 1.10x as described in the related
     Mortgage Loan documents.

(4)  In addition to the 120 multifamily units, the Mortgaged Property contains approximately 6,087 square feet of ground floor retail space, which has not been considered in the occupancy percent calculation.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       98

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                             THE TOWERS OF DADELAND

                                    UNIT MIX

                          NO. OF   APPROXIMATE UNIT   APPROXIMATE
UNIT MIX                   UNITS       SIZE (SF)        NRA (SF)    % OF NRA      MARKET RENT
------------------------------------------------------------------------------------------------

1 BR/1 BA .............      62            867           53,768        45.2%         $1,646
1 BR/1.5 BA ...........       4          1,261            5,042         4.2          $2,080
2 BR/1.5 BA ...........       6          1,280            7,680         6.5          $1,998
2 BR/2 BA .............      48          1,093           52,456        44.1          $1,947
                            ---                         -------       -----
TOTAL/AVERAGE .........     120            991          118,946       100.0%   $1,798 / $1.81/SF
                            ===                         =======       =====

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       99

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                        THE CAMERON BROWN OFFICE BUILDING

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $21,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.2%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSORS(1)                                       Joseph Chetrit, Charles Dayan,
                                               Sharon Olsen and Shirley Reinfeld
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             6.820%
MATURITY DATE                                                       May 11, 2011
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          24
ORIGINAL TERM / AMORTIZATION                                            60 / 360
REMAINING TERM / AMORTIZATION                                           59 / 360
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
  TAX/INSURANCE                                  Yes
  TI/LC                                   $2,000,000

ONGOING ANNUAL RESERVES
  TAX/INSURANCE                                  Yes
  REPLACEMENT(2)                             $18,262

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $21,000,000
CUT-OFF DATE BALANCE/SF                                              $       115
CUT-OFF DATE LTV(3)                                                        79.8%
MATURITY DATE LTV(3)                                                       77.4%
UW DSCR ON NCF                                                             1.22x
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

--------------------------------------------------------------------------------
                           PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                           Charlotte, NC
PROPERTY TYPE                                                       Office - CBD
SIZE (SF)                                                                182,624
OCCUPANCY AS OF APRIL 2, 2006(4)                                           97.6%
YEAR BUILT / YEAR RENOVATED                                            1971 / NA
APPRAISED VALUE(3)                                                   $26,300,000
PROPERTY MANAGEMENT                             Percival McGuire Commercial Real
                                                           Estate Management LLC
UW ECONOMIC OCCUPANCY                                                   93.4%(3)
UW REVENUES                                                          $ 3,262,831
UW TOTAL EXPENSES                                                    $ 1,110,880
UW NET OPERATING INCOME (NOI)                                        $ 2,151,951
UW NET CASH FLOW (NCF)                                               $ 2,007,075
--------------------------------------------------------------------------------

(1)  Joseph Chetrit, a sponsor of the borrower, has been involved as a defendant in prior litigation. See "RISK FACTORS--Litigation May Have Adverse Effect
     on Borrowers" in the Prospectus Supplement.

(2)  Collection of the replacement reserve in the amount of $18,262 commences in the second year of the Cameron Brown Office Building Loan, and increases to
     $36,525 per annum in the fourth year of the Cameron Brown Office Building
     Loan.

(3)  Based on the "as-stabilized" appraised value as of May 1, 2007 once the
     Mortgaged Property has achieved a stabilized occupancy based on direct third-party leases without the current master lease. The "as-is" appraised value is $23,000,000, which results in a Cut-off Date LTV ratio of 91.3%
     and a Maturity Date LTV ratio of 88.5%.

(4)  Inclusive of a master lease to one of the sponsors for 29.6% of the net rentable area.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                      100

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                        THE CAMERON BROWN OFFICE BUILDING

                                 TENANT SUMMARY

                                    RATINGS      NET     % OF NET   BASE               % OF TOTAL
                                    MOODY'S/   RENTABLE  RENTABLE   RENT     ANNUAL      ANNUAL
              TENANT               S&P/FITCH  AREA (SF)    AREA      PSF    BASE RENT   BASE RENT    LEASE EXPIRATION
----------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
   301 Cameron Lessee, LLC(1) ...   NR/NR/NR    54,000     29.6%   $19.00  $1,026,000     30.1%        March 2013
   City of Charlotte ............   NR/NR/NR    11,951      6.5    $18.30     218,707      6.4     Multilple Spaces(2)
   Dozier, Miller, Pollard ......   NR/NR/NR     9,496      5.2    $17.03     161,717      4.7          May 2009
   Sellers Hinshaw ..............   NR/NR/NR     8,242      4.5    $17.51     144,317      4.2          May 2008
   Camp Dresser & McKee .........   NR/NR/NR     7,280      4.0    $19.15     139,412      4.1        October 2008
                                                ------    -----            ----------    -----
   TOTAL MAJOR TENANTS ..........               90,969     49.8%   $18.58  $1,690,154     49.5%
NON-MAJOR TENANTS ...............               87,352     47.8    $19.71   1,721,484     50.5
                                                ------    -----            ----------    -----
OCCUPIED TOTAL ..................              178,321     97.6%   $19.13  $3,411,638    100.0%
VACANT SPACE ....................                4,303      2.4
                                               -------    -----
PROPERTY TOTAL ..................              182,624    100.0%
                                               =======    =====

(1)  This tenant is a master lease, personally guaranteed by one of the sponsors, Joseph Chetrit. No tenant is actually occupying this space. As direct third-party leases are signed, the tenants take occupancy and begin paying rent, and the master lease obligation for that space is released.

(2)  Under the terms of multiple leases, approximately 5,304 square feet expire in January 2007 and approximately 6,647 square feet expire in May 2008.

                            LEASE EXPIRATION SCHEDULE

             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF     % OF BASE      CUMULATIVE % OF
   YEAR        ROLLING         ROLLING        ROLLING      ROLLING*       SF ROLLING*     RENT ROLLING*   BASE RENT ROLLING*
----------------------------------------------------------------------------------------------------------------------------

   2006           11            $20.89        21,715        11.9%             11.9%           13.3%              13.3%
   2007            7            $19.50        22,585        12.4%             24.3%           12.9%              26.2%
   2008            8            $19.20        32,414        17.7%             42.0%           18.2%              44.4%
   2009            6            $18.33        24,832        13.6%             55.6%           13.3%              57.8%
   2010            6            $18.12        13,114         7.2%             62.8%            7.0%              64.8%
   2011            3            $18.26         9,661         5.3%             68.1%            5.2%              69.9%
   2012            0            $ 0.00             0         0.0%             68.1%            0.0%              69.9%
   2013            1            $19.00        54,000        29.6%             97.6%           30.1%             100.0%
   2014            0            $ 0.00             0         0.0%             97.6%            0.0%             100.0%
   2015            0            $ 0.00             0         0.0%             97.6%            0.0%             100.0%
   2016            0            $ 0.00             0         0.0%             97.6%            0.0%             100.0%
Thereafter         0            $ 0.00             0         0.0%             97.6%            0.0%             100.0%
  Vacant           0                NA         4,303         2.4%            100.0%            0.0%             100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                      101

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                               4400 JENIFER STREET

--------------------------------------------------------------------------------
                          LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $20,800,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.2%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                 Charles A. Gravely and Shelton Zuckerman
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.960%
MATURITY DATE                                                      June 11, 2016
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           120 / IO
LOCKBOX                                                                     None

UP-FRONT RESERVES
   TAX                                              Yes

ONGOING ANNUAL RESERVES
   TAX                                              Yes
   INSURANCE(1)                               Springing
   TI/LC(2)                                     $82,583
   REPLACEMENT                                  $12,387

ADDITIONAL FINANCING(3)                                                     None

CUT-OFF DATE BALANCE                                                 $20,800,000
CUT-OFF DATE BALANCE/SF                                                     $252
CUT-OFF DATE LTV                                                           75.1%
MATURITY DATE LTV                                                          75.1%
UW DSCR ON NCF                                                             1.38x
--------------------------------------------------------------------------------

                                [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                          Washington, DC
PROPERTY TYPE                                                 Office -- Suburban
SIZE (SF)                                                                 82,583
OCCUPANCY AS OF APRIL 6, 2006                                             100.0%
YEAR BUILT / YEAR RENOVATED                                          1972 / 1999
APPRAISED VALUE                                                      $27,700,000
PROPERTY MANAGEMENT                           Zuckerman Gravely Management, Inc.
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                           $2,820,892
UW TOTAL EXPENSES                                                       $954,379
UW NET OPERATING INCOME (NOI)                                         $1,866,514
UW NET CASH FLOW (NCF)                                                $1,714,728
--------------------------------------------------------------------------------

(1)  Ongoing annual insurance reserves will be required upon an event of default or upon certain other conditions as specified in the related Mortgage Loan documents.

(2)  Ongoing annual TI/LC reserve is capped at $225,000.

(3)  Future mezzanine debt is permitted two times during the term of the 4400
     Jenifer Street Loan, subject to a maximum combined LTV ratio of 80.0% and minimum combined DSC ratio of 1.05x as described in the related Mortgage
     Loan documents.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       102

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

                               4400 JENIFER STREET

                                 TENANT SUMMARY

                                                                                                         % OF TOTAL
                                      RATINGS*      NET RENTABLE     % OF NET    BASE RENT    ANNUAL    ANNUAL BASE      LEASE
             TENANT              MOODY'S/S&P/FITCH    AREA (SF)   RENTABLE AREA     PSF      BASE RENT      RENT      EXPIRATION
---------------------------------------------------------------------------------------------------------------------------------

MAJOR TENANTS
   WMAL, Inc. .................      A3/A-/BBB+        23,646          28.6%       $26.38   $  623,892      25.3%      June 2013
   Long & Foster Real Estate ..       NR/NR/NR         10,268          12.4        $31.72      325,661      13.2       July 2007
   SAE Productions ............       NR/NR/NR          8,722          10.6        $31.23      272,388      11.1     January 2013
   US International Imports ...       NR/NR/NR          6,293           7.6        $27.09      170,451       6.9       May 2009
   Calico Corners .............       NR/NR/NR          6,089           7.4        $28.34      172,584       7.0       May 2009
                                                       ------         -----                 ----------     -----
   TOTAL MAJOR TENANTS ........                        55,018          66.6%       $28.44   $1,564,975      63.5%
NON-MAJOR TENANTS .............                        27,565          33.4        $32.58      898,045      36.5
                                                       ------         -----                 ----------     -----
OCCUPIED TOTAL ................                        82,583         100.0%       $29.82   $2,463,020     100.0%
VACANT SPACE ..................                             0           0.0
                                                       ------         -----
PROPERTY TOTAL ................                        82,583         100.0%
                                                       ======         =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

            # OF LEASES  WA BASE RENT/SF  TOTAL SF  % OF TOTAL SF  CUMULATIVE % OF    % OF BASE      CUMULATIVE % OF
   YEAR       EXPIRING       EXPIRING     EXPIRING    EXPIRING*      SF ROLLING*    RENT ROLLING*  BASE RENT ROLLING*
---------------------------------------------------------------------------------------------------------------------

   2006          4            $31.57        5,934        7.2%             7.2%           7.6%             7.6%
   2007          3            $31.72       10,268       12.4%            19.6%          13.2%            20.8%
   2008          0            $ 0.00            0        0.0%            19.6%           0.0%            20.8%
   2009          3            $27.97       14,515       17.6%            37.2%          16.5%            37.3%
   2010          4            $32.97        8,191        9.9%            47.1%          11.0%            48.3%
   2011          1            $35.04        1,893        2.3%            49.4%           2.7%            51.0%
   2012          2            $30.99        2,919        3.5%            52.9%           3.7%            54.6%
   2013          5            $28.63       37,494       45.4%            98.3%          43.6%            98.2%
   2014          1            $32.01        1,369        1.7%           100.0%           1.8%           100.0%
   2015          0            $ 0.00            0        0.0%           100.0%           0.0%           100.0%
   2016          0            $ 0.00            0        0.0%           100.0%           0.0%           100.0%
Thereafter       0            $ 0.00            0        0.0%           100.0%           0.0%           100.0%
  Vacant         0                NA            0        0.0%           100.0%           0.0%           100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       103

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION

o    GENERAL. For a detailed presentation of certain characteristics of the
     Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the Prospectus Supplement. See Annex A-2
     to the Prospectus Supplement for certain information regarding multifamily
     Mortgaged Properties. See Annex A-3 to the Prospectus Supplement for
     certain information with respect to capital improvement, replacement and tenant improvement reserve accounts. See Annex A-4 to the Prospectus
     Supplement for certain information relating to the commercial tenants of the Mortgaged Properties. See Annex A-5 to the Prospectus Supplement for
     certain information relating to cross-collateralized and cross-defaulted
     Mortgage Loans.

                        SIGNIFICANT SPONSOR CONCENTRATION

                                                                                               WEIGHTED   WEIGHTED   WEIGHTED
                                         # OF LOANS/               AGGREGATE    % OF CUT-OFF    AVERAGE    AVERAGE    AVERAGE
                                          MORTGAGED      LOAN       CUT-OFF       DATE POOL     CUT-OFF    UW DSCR   MORTGAGE
SPONSOR                                   PROPERTIES   NUMBERS   DATE BALANCE      BALANCE     DATE LTV    ON NCF      RATE
-----------------------------------------------------------------------------------------------------------------------------

General Growth Properties, Inc. ......       1/1          1      $175,000,000       10.0%        50.0%      1.96x     5.914%
Prime Outlets Acquisition Company ....       1/3          2      $150,000,000        8.5%        77.3%      1.20x     5.795%
Meridian Realty Investments, LLC .....       2/2         4, 7    $106,000,000        6.0%        70.1%      1.32x     6.088%
Frank S. Schilleci; Charlie Trotman;
   Robert W. Hogan ...................       2/2        3, 14    $103,000,000        5.9%        70.7%      1.20x     6.280%
Columbia Sussex Corporation ..........       2/2        5, 10    $ 87,700,000        5.0%        74.5%      1.60x     6.563%

o    CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. Three (3) groups of Mortgage Loans, representing approximately 2.0% of the Cut-Off Date Pool
     Balance, are cross-collateralized and/or cross-defaulted with one or more
     Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the
     Prospectus Supplement. As of the Closing Date, no Mortgage Loan (other than the Co-Lender Loans described on the next page) will be
     cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool. The Master Servicer or the Special Servicer, as the
     case may be, will determine whether to enforce the cross-default and/or cross-collateralization rights upon a Mortgage Loan default with respect to any of these Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other Mortgage
     Loans are subject to cross-collateralization or cross-default provisions.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       104

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION

o    SUBORDINATE FINANCING.

                         EXISTING SUBORDINATE FINANCING

                                                                                      % OF CUT-OFF
                                                                                          DATE
EXISTING SUBORDINATE FINANCING                   # OF LOANS        LOAN NUMBERS       POOL BALANCE
--------------------------------------------------------------------------------------------------

Secured by Mortgaged Property and by Ownership
   Interests in Borrower .....................        4           21, 25, 28, 65           3.7%
Mezzanine Debt Secured by Ownership Interests
   in Borrower ...............................        6       4, 7, 15, 43, 50, 105        8.8
Unsecured Debt ...............................        1                 69                 0.4
                                                    ---                                   ----
TOTAL ........................................       11                                   12.8%

                          FUTURE SUBORDINATE FINANCING

                                                                                                       % OF CUT-OFF
                                                                                                           DATE
FUTURE SUBORDINATE FINANCING                     # OF LOANS                LOAN NUMBERS                POOL BALANCE
-------------------------------------------------------------------------------------------------------------------

Secured by Mortgaged Property ................        4                   26, 35, 40, 98                    2.8%
Secured by Mortgaged Property, Secured by
   Ownership Interests in Borrower and
   Unsecured Debt ............................        2                        3, 14                        5.9
Secured by Mortgaged Property or Secured by
   Ownership Interests in Borrower ...........        1                          4                          3.5
Mezzanine Debt Secured by Ownership Interests
   in Borrower ...............................       15       9, 15, 18, 20, 22, 23, 27, 38, 41, 43,       13.5
                                                                        53, 55, 63, 68, 111
Mezzanine Debt Secured by Ownership Interests
   in Borrower and Unsecured Debt ............        1                          1                         10.0
Unsecured Debt ...............................        1                         31                          1.0
                                                    ---                                                    ----
TOTAL ........................................       24                                                    36.6%

See "RISK FACTORS--Additional Debt on Some Mortgage Loans Creates Additional
Risks" in the Prospectus Supplement.

                           SUBORDINATE COMPANION LOANS

                                                                       CUT-OFF DATE   CUT-OFF DATE
                                         CUT-OFF DATE   % OF CUT-OFF    SUBORDINATE    NON-POOLED
                                 LOAN      PRINCIPAL      DATE POOL      COMPANION      COMPONENT
        MORTGAGE LOAN           NUMBER      BALANCE        BALANCE     LOAN BALANCE      BALANCE     PRIMARY SERVICER
---------------------------------------------------------------------------------------------------------------------

The Woodlands Mall ..........      1     $175,000,000       10.0%       $55,000,000    $10,000,000     Wachovia Bank
Prime Outlets Pool II .......      2     $150,000,000        8.5        $17,000,000             --     Wachovia Bank
Chemed Center Leasehold .....      4     $ 61,000,000        3.5        $15,000,000             --     Wachovia Bank
Tan-Tar-A Resort ............      5     $ 49,900,000        2.8        $ 5,500,000             --     Wachovia Bank
                                                            ----
TOTAL .......................                               24.8%

                                 PARI PASSU LOAN

                                         CUT-OFF DATE       % OF          % OF
                                 LOAN      PRINCIPAL    CUT-OFF DATE   PARI PASSU     CONTROLLING
        MORTGAGE LOAN           NUMBER      BALANCE     POOL BALANCE      DEBT        TRANSACTION
--------------------------------------------------------------------------------------------------

Prime Outlets Pool II .......      2     $150,000,000       8.5%          50.0%     WBCMT 2006-C26

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       105

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C26
--------------------------------------------------------------------------------

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This material is for your private information, and none of Wachovia Capital
Markets, LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan
Securities Inc. and Lehman Brothers Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No.
333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the
SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm
EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you;
any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                               WACHOVIA SECURITIES

          CITIGROUP   GOLDMAN, SACHS & CO.   JPMORGAN   LEHMAN BROTHERS

                                       106